UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-06625
THE PAYDEN & RYGEL INVESTMENT GROUP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
EDWARD S. GARLOCK, ESQ.
PAYDEN & RYGEL
333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(NAME AND ADDRESS OF AGENT FOR SERVICE)
Registrant’s telephone number, including area code: 213-625-1900
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO SHAREHOLDERS

PAYDEN
MUTUAL FUNDS

# Annual Report

October 31, 2010

PAYDEN MUTUAL FUNDS Annual Report October 31, 2010

Contents

•	President’s Letter

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

53	Statements of Assets & Liabilities

57	Statements of Operations

61	Statements of Changes in Net Assets

66	Notes to Financial Statements

80	Financial Highlights

91	Report of Independent Registered Public Accounting Firm

92	Fund Expenses

94	Approval of Investment Advisory Agreement

97	Trustees & Officers

Annual Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s Letter

Dear Fellow Shareholders,

As we mark the end of the year, we want to thank you for your continued confidence and support. We also want to welcome new shareholders for joining the Payden family of funds in 2010. We now have more shareholders than ever before and thank you for entrusting us with your investment capital.

Despite bumps along the way, the world economy continued to recover in 2010. Global trade, industrial production and investment activity all regained strength. This growth was not led by the US, UK, euro zone or Japan, but by the rest of the world. This continues a remarkable trend we have witnessed over the past 40 years: the rest of the world becoming a significant player on the global stage. Today, the great majority of the world’s economic activity occurs somewhere outside the United States. Yet, the world economy is not a shrinking pie — the US is growing as well. In our eyes, the rest of the world is simply becoming more integrated into the global economy in terms of trade flows, capital flows and economic activity.

In recognition of this, we continue to expand our global reach. We opened a Boston office in the spring to help strengthen Payden’s global team of investment professionals and we continue to take a global view on investment strategies, seeking out the best opportunities for positive and consistent returns regardless of region.

In this environment, the Payden Mutual Funds have thrived. Just as important, we have continued to avoid problems over the past year, just as we did throughout the credit crisis. We feel this consistency is a testament to our risk management capabilities and investment style, especially in the face of continued market volatility. We value our independent and conflict-free character more than ever. Our commitment to our shareholders alone remains our top priority.

We wish you and your families the best of health and happiness in the year ahead.

Best regards,

Joan A. Payden

Management Discussion & Analysis

Short Duration Strategies

The fiscal year ended October 31, 2010 was underscored by declining interest rates, a flattening yield curve, and higher prices across most asset classes. Select domestic economic data showed signs of improvement, such as stabilizing Gross Domestic Product growth and better-than-expected corporate profits. However, high unemployment and a cyclically low level of inflation remained a concern for market participants. To support its dual mandate of fostering growth and a stable level of inflation, the Federal Reserve Board announced its intention to reinvest proceeds from maturing mortgage-backed securities into U.S. Treasury securities. This large-scale purchase plan caused yields to decline dramatically, with the yield on 2-year U.S. Treasury securities lower by 57 basis points and the yield on 5-year U.S. Treasury securities lower by 117 basis points over the past twelve months.

The shape of the yield curve flattened over the past twelve months as the Federal Reserve Board kept front-end rates anchored and investors increased duration for yield advantage. Specifically, the spread between two and five-year U.S. Treasuries narrowed by 60 basis points. As U.S. Treasury yields declined to historically low absolute levels, investors desired higher return from other asset classes. Consequently, sectors such as investment-grade credit, high yield, and emerging markets significantly outperformed relative to U.S. Treasuries. Indeed, primary credit issuance remained robust and spreads on investment-grade corporate securities with maturities between one and three years narrowed by 1.05%.

Commodities and Treasury Inflation Protected Securities (TIPS) moved higher in price during the second half of the year as market participants expected the Federal Reserve Board to have success in re-inflating the US economy. All eyes will remain on the Federal Reserve Board as we approach another announcement regarding the next round of large scale asset purchases.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide a stable source of positive returns. For the fiscal year ended October 31, 2010, the Fund returned 0.03% compared to the returns for the Fund’s benchmarks, 0.01% for the Lipper Money Market Average and 0.00% for the Lipper Government Money Market Average. The Fund’s focus on finding value in Agency notes provided the return.

The Payden Limited Maturity Fund (PYLMX) returned 1.71% for the twelve months ended October 31, 2010, compared to a return of 0.12% for its benchmark, the Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index. Investment-grade credit offered the largest source of return through price appreciation and yield advantage when compared to U.S. Treasury Bills. In addition, agency mortgage-backed securities and other government-related debt enhanced total return for the Fund. The Fund holds an interest rate swap to hedge interest rate duration and employs currency forwards to hedge foreign currency risk in select non-U.S. Dollar denominated bond holdings. These hedges reduced the volatility of returns throughout the year as currency markets and interest rates fluctuated, and the positions off-set the performance of bonds in the Fund.

The Payden Short Bond Fund (PYSBX) returned 4.10% for the fiscal year ended October 31, 2010, compared to a return of 2.54% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. All sectors provided positive total return, but relative performance was driven by exposure to investment-grade corporate securities, high-yield and emerging market debt, and positioning on the yield curve underscored by a flattening bias. The Fund employs futures contracts to hedge interest rate risk and utilizes currency forwards to hedge foreign currency risk in select non-U.S. Dollar denominated bond holdings. These hedges reduced the volatility of returns throughout the year as currency markets and interest rates fluctuated and the positions off-set the performance of bonds in the Fund.

The Payden U.S. Government Fund Investor Class (PYUSX) returned 4.27%, while its benchmark, the Bank of America Merrill Lynch 1-5 Year Treasury Index returned 4.37% for the twelve months ended October 31, 2010. The Fund’s Adviser Class (PYUWX) returned 3.50% for the period November 2, 2009 through October 31, 2010. Agency mortgage-backed securities and government-related debt outperformed equivalent duration U.S. Treasury securities over the last twelve months. However, an average underweight exposure in interest rate duration versus the benchmark detracted from relative performance. The Fund employs futures contracts to both hedge interest rate risk and to reflect tactical views on interest rate movements. These positions added modestly to performance over the year.

The Payden Global Short Bond Fund (PYGSX) returned 5.09% for the fiscal year ended October 31, 2010, compared to a return of 2.54% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. The Fund benefited from exposure to investment-grade corporate securities, high yield and emerging market debt, and foreign exchange positions. Moreover, a flattening yield curve bias contributed toward Fund performance relative to the benchmark. The Fund uses futures to hedge interest rate risk. Moreover, the Fund employs currency forwards as an active market strategy and hedge foreign exchange

Payden Mutual Funds

risk for select non-U.S. Dollar denominated bond holdings. Currency forward positions provided a modest positive performance over the course of the year, while the hedges reduced the volatility of returns as currency and interest rate market fluctuated, and the positions off-set the performance of bonds in the Fund.

Intermediate Duration Bond Strategies

The Payden GNMA Fund Investor Class (PYGNX) returned 7.62%, while its benchmark, the Bank of America Merrill Lynch GNMA Master Index, returned 7.37% for the fiscal year ended October 31, 2010. The Fund’s Adviser Class (PYGWX) returned 7.03% for the period November 2, 2009 to October 31, 2010. The Federal Reserve Board kept interest rates near 0% for the past year and rates in longer maturities dropped as well. This provided strong support for GNMA mortgages to appreciate in price and provided a viable alternative to investors looking for higher returns than money market investments. The broad-based demand from investors worked to offset the expiration of the Federal Reserve Board’s mortgage purchase program, which purchased a total of $1.25 trillion in mortgage securities from late 2008 to March 2010. As interest rates look to remain low for a prolonged period, the Fund continues to seek out mortgage pools with a low propensity to prepay. The ability to identify mortgage pools less likely to prepay was a primary contributor to outperforming over the past year, and the Fund’s Adviser believes this should continue to provide value to investors over the coming year.

The Payden Core Bond Fund Investor Class (PYCBX) returned 7.66%, while its benchmark the Barclay’s Capital Aggregate Bond Index returned 8.01% for the fiscal year ended October 31, 2010. The Fund’s Adviser Class (PYCWX) returned 6.84% for the period November 2, 2009 through October 31, 2010. This strong positive return in the Investor Class is on top of the high double digit return from the prior fiscal year, culminating in a two year cumulative return of 27.76% (or 13.03% annualized).

Performance for the fiscal year is primarily the result of a continuing decline in interest rates, with 10 year U.S. Treasury securities declining in yield from 3.38% to 2.60%. A decline in interest rates will result in generally rising prices of bonds. The Fund used forward currency contracts to hedge currency exposure of foreign denominated bonds and open currency forwards as an active market strategy. Such trades added modestly to performance this year. Interest rates swaps and futures were used as a means to add or decrease interest rate exposure to reflect tactical views on interest moves. These trades added to performance over the year.

The Fund remains committed to a high allocation of corporate bonds, which serves two purposes. First, it helps keep the yield at a more attractive level, since corporate bonds out yield U.S. Treasury securities by an average of 1.75%. Second, the Adviser believes that corporate bonds have the potential to offer better price performance if investors continue to demand corporate bonds and drive up prices.

The Payden Corporate Bond Fund (PYACX) generated a return of 11.49% for the fiscal year ended October 31, 2010, compared to a return of 11.61% for its benchmark, the Barclay’s Capital U.S. Corporate Investment Grade Index. The returns for the Fund and its benchmark reflect continued demand for corporate bonds as corporate fundamentals continued to improve and low yields on U.S. Treasury securities make the comparable yield attractive. The slight lag in performance relative to the index can be attributed to an underweight in the insurance sector which experienced a strong recovery and positions in the financial sector. The financial sector encountered volatility throughout the year due to new financial regulations in the U.S. and Europe, concerns related to global banking system exposure to European sovereign risks, and on-going mortgage issues in the U.S. housing market, all of which affected Fund performance. The Fund benefited from positioning in the consumer and communication sectors, both of which continue as overweight sectors. As corporate fundamentals continue to improve, the Fund’s focus remains on identifying companies that have leading market positions, strong cash flow generation, stable management teams, predictable earnings, and companies that we believe will be upgraded to investment grade in the near term. The Fund invested in interest rate futures during the year as a means to add or decrease interest rate exposure to reflect tactical views on interest moves. Such trades added modestly to performance over the period.

High Yield Bond Strategy

The global high yield market generated a strong performance over the fiscal year ended October 31, 2010. The market’s robust performance has been driven by numerous factors, including (i) strong market fundamentals in terms of issuer’s growing cash flow and earnings (ii) actual and expected decline in defaults during 2010 and into mid-2011 and (iii) robust market technicals in the form of heavy cash flows into the asset class and healthy new issuance.

Annual Report

Management Discussion and Analysis continued

The Payden High Income Fund Investor Class (PYHRX) generated a return of 15.32%, while its benchmarks, the Bank of America Merrill Lynch High BB/B High Yield Cash Pay Constrained Index and the Bank of America Merrill Lynch High Yield Cash Pay Constrained Index, returned 17.49% and 19.00%, respectively, for the twelve months ended October 31, 2010. The Fund’s Adviser Class (PYHWX) returned 14.77% for the period November 2, 2009 through October 31, 2010. The Fund’s overweight positions are in the more stable sectors, such as healthcare, consumer products, and telecommunications wherein cash flows and margins are relatively stable. The Fund’s under-weights are the more cyclical sectors such as building products, homebuilders, and paper wherein cash flows are more volatile and unpredictable due to economic trends. Other prominent industry sectors, such as financials and retail, are effectively portfolio neutral to the Bank of America Merrill Lynch High Yield BB/B Cash Pay Constrained Index sector weights.

The Fund’s underperformance during the past twelve months is largely related to security selection and is focused on the financial (banks, financial service and insurance companies) and utility sectors. In the financial sector, the Fund’s holdings were lower beta (less volatile) holdings with a quality tilt, which generated lower returns than their higher beta, lower-quality counter-parts. In the utility sector, the Fund had overweight positions in certain issuers which weakened disproportionately as a result of poor economic demand for electricity and lower gas prices.

Tax Exempt Strategies

Yields on municipal bonds continued their march downward during the twelve months ended October 31, 2010. Municipal rates mostly moved in the same direction as similar-maturity U.S. Treasury securities, and were held in line by a number of factors. First, as the Build America Bond Program allowed issuers to borrow in the taxable market, eligible municipal issuers diverted their borrowing away from the tax-exempt market, constraining supply. This supply constraint combined with continued heavy inflows into municipal bond funds — about 10% more than 2009 — caused strong performance in the long end of the curve. Lower quality municipal bonds continued to strongly outperform high-grade bonds, and Baa-rated bonds turned in more than double the total return of Aaa-rated bonds over the year.

For the fiscal year ended October 31, 2010, the Payden Tax-Exempt Bond Fund (PYTEX) returned 5.36%, while the Fund’s benchmark, the Barclays Capital Quality Intermediate Municipal Index, returned 6.79%. The Fund generally benefited from its longer duration positioning as yields fell throughout 2010; however, the Fund’s high-quality bias detracted from performance as the market’s renewed appetite for risk caused lower-rated debt to outperform.

The Payden California Municipal Income Fund (PYCRX) returned 6.27% for the twelve months ended October 31, 2010, while its benchmarks, the Barclay’s Capital 7 Year Municipal Index and the Barclays Capital California Intermediate Index, returned 8.50% and 9.77%, respectively. Both the shorter duration profile of the Fund and the Fund’s high-quality bias detracted from performance.

Global Bond Strategy

Major international government bond markets all made further significant gains during the twelve months ended October 31, 2010. Although the final two months of 2009 were characterized by rising bond sovereign yields as confidence in the global economy increased and equity markets reached cyclical highs, optimism about the recovery began to waiver early in 2010. Uncertainty about the sustainability of the global recovery was fuelled by the aggressive nature of fiscal austerity plans implemented in Europe and the UK to reduce government deficits. Government bond markets received an additional boost during the third quarter when the Federal Reserve Board gave a clear signal that it was willing to provide additional quantitative easing to support the recovery. Bond yields in all markets touched cyclical lows during the third quarter of 2010.

Non-government markets put in an even better performance than sovereign markets over the period, as the dramatic spread tightening that began in April 2009 continued with only a temporary set-back. Risk aversion continued to ebb and investors sought higher yields as government bond yields fell across the curve. The greatest beneficiaries of the hunt for yield were the high yield sector and emerging markets which outperformed investment grade corporate securities markedly over the period.

For the fiscal year ended October 31, 2010, the Payden Global Fixed Income Fund (PYGFX) returned 7.66%, outperforming its benchmark, the Barclay’s Capital Global Aggregate Index Hedged, which returned 6.33%. The Fund’s investments in high yield debt, investment grade corporate securities and emerging market bonds all made significant and steady contributions to this outperformance throughout most of the twelve month period. Gains from these sources were only partially offset by the negative

Payden Mutual Funds

impact of sector selection. The Fund’s bias towards lower quality/higher yielding asset classes, including financial names, had an adverse impact on performance during market volatility early in 2010. On the other hand, the Fund’s duration positions, especially its long position in the U.S. market and its long core Europe against short positions in the peripheral Euro-zone markets, enhanced relative returns.

Forward currency positions made an additional but more modest contribution to relative performance over the year thanks mainly to the Fund’s short Euro position and its long position in the Canadian dollar and a basket of Asian and other emerging market currencies, notably the Mexican peso, the Malaysian ringgit and the Singapore and Taiwanese dollars. These gains were partially offset by losses on the Fund’s short position in the Japanese yen and its long positions in the Israeli shekel, the Polish zloty and the Swedish krona. Forward foreign exchange contracts are used both for currency hedging purposes and for the active management of currency exposures. Government bond futures contracts are also used, both for the purposes of hedging interest rate risk and in the active management of interest rate exposure. This made a small positive contribution to relative returns during the period.

Emerging Market Bond Strategy

The emerging market sector outperformed U.S. Treasury securities over the twelve months ended October 31, 2010. Emerging market dollar-pay bond spreads tightened by approximately 61 basis points to yield 275 basis points over comparable U.S. Treasury securities. Despite the market sell-off during the month of May, when investor risk appetite declined on the back of a re-escalation of debt sustainability concerns in peripheral Western European economies (Greece, Spain and Portugal), emerging markets recovered strongly during the month of July supported by better-than-expected second quarter corporate earnings and European macroeconomic data.

The Fund’s Adviser expects emerging markets countries to achieve much higher growth rates than developed countries going forward, given better trends in debt sustainability, lower banking sector leverage and more sustainable fiscal deficits. The Adviser also likes select local markets, where higher yields provide a cushion against rate hikes and the currency outlook is positive.

For the fiscal year ended October 31, 2010 the Payden Emerging Markets Bond Fund Investor Class (PYEMX) returned 18.44%, as compared to 18.06% for its benchmark, the J.P. Morgan EMBI Global Diversified Index and 17.70% for the Fund’s other benchmark, the J.P. Morgan EMBI Global Index. The Fund’s Adviser Class (PYEWX) returned 17.91% for the period November 2, 2009 through October 31, 2010. The Fund’s Emerging Market Bond Strategy has been overweight in Latin America, favoring improving credits such as Brazil, Peru and Uruguay. The Fund uses currency forwards in order to take outright currency positions in countries where the interest rate outlook is negative, but where the Adviser has a positive outlook on the currency. Currency forwards also give the Fund the ability to efficiently manage currency risk and hedge for short-term foreign exchange volatility without having to sell the bond position and incur transaction costs. The Fund uses interest rate swaps in order to pay/receive fixed interest rates in a country. Interest rate swaps are liquid instruments that allow the Fund to obtain exposure to interest rates, but without currency risk. Derivatives generally added to performance for the year.

Going forward, the Fund has maintained an underweight position in Eastern Europe, avoiding Bulgaria, Croatia and Hungary, an overweight exposure in Asia and neutral in Africa/Middle East. The Fund’s Adviser sees value in select local currency bond markets, including Brazil, Mexico and Ghana, and the Fund has long currency positions in South East Asian countries where the Fund’s Adviser thinks economic growth will be strong and currencies are undervalued from a historical perspective. The Fund continued to be active in the primary market and gradually increased its allocation to quasi-sovereigns and corporate securities with sound credit metrics that the Fund’s Adviser thinks are best positioned to benefit from the economic recovery in countries like Brazil, Colombia, Indonesia and India.

U.S. Equity Strategies

The U.S. equity markets posted double digit gains for the fiscal year ended October 31, 2010, despite spikes in volatility due to sovereign debt concerns and fears of a double-dip recession. The markets began the period on a positive note as strong corporate earnings lifted stock prices higher. The rally continued through the New Year, while suffering a minor setback in late January due to fears of regulatory reform in the financial sector and mixed earnings results. However, the equity market was able to resume its course of higher prices on the strength of positive macroeconomic data, better than expected earnings, and increased mergers & acquisition activity. The rally extended over the next few months, with the market reaching its peak in April. Beginning in May,

Annual Report

Management Discussion and Analysis continued

the equity market began to decline precipitously as sovereign debt downgrades in Europe, the BP oil spill in the Gulf of Mexico, and signs of a slowing economy caused investors to sell risky assets. The equity market remained range bound over the summer months as trading volumes declined and positive corporate earnings were offset by negative macro headlines. The sentiment in the stock market turned positive at the start of September as better than expected macroeconomic data and positive news from the technology sector pushed stocks higher. Investors’ appetite for risk returned due to expectations of another round of quantitative easing from the Fed.

The Payden Value Leaders Fund (PYVLX), which is comprised of large-cap value stocks, returned 10.89%, trailing its benchmark, the Russell 1000 Value Index, which returned 15.72% for the fiscal year ended October 31, 2010. The Fund underperformed its benchmark due to individual stock selection. The weakest areas of stock selection were in the financials and technology sectors. However, the Fund did benefit from strong stock selection in the telecommunication sector. The top contributing sector allocation was the underweight to the financials sector. Strong performers in the Fund were media company Liberty Starz and health care provider UnitedHealth Group.

The Payden U.S. Growth Leaders Fund (PUGLX), which is comprised of large-cap growth stocks, returned 15.82% for the twelve months ended October 31, 2010. The Fund trailed its benchmark, the Russell 1000 Growth Index, which returned 19.66% for the year. The Fund underperformed the benchmark due to both negative sector and stock selection. The weakest areas of stock selection were in the industrial and health care sectors. However, the Fund did benefit from strong stock selection in the technology sector. The overweight to the telecommunication sector was the largest positive contributor of relative performance, while the overweight to the consumer staples sector was the largest detractor of performance. Negative performers in the Fund were consumer related names like Sears Holdings and Ford Motor Company. Success stories in the Fund included discount retailer Dollar Tree and aircraft parts maker BE Aerospace.

Global Equity Strategy

During the fiscal year ended October 31, 2010, the global equity market traded in a wide range, assessing data ranging from strong corporate profits to the dire European sovereign debt crisis. Global corporate profits exceeded expectations, but the sovereign debt crisis and austerity programs that ensued cast uncertainty over the global recovery timetable. Equity markets closed the fiscal year near the highs of the range as Federal Reserve Board Chairman Ben Bernanke announced a second round of U.S. quantitative easing in attempts to entice an asset shift away from lower yielding fixed income investments and into higher risk assets, including commodities and equities.

The Payden Global Equity Fund (PYGEX) returned 14.37% for the twelve months ended October 31, 2010, outperforming its benchmark, the MSCI All Country World Index, which returned 14.10%. The largest contributors to performance were the underweights to Japan and southern European countries. Japanese stocks have been under pressure as the country’s export-led economy has been hampered by the strong yen, which has made Japanese goods more expensive abroad. Overall sentiment continues to be weak as the vacuum in political leadership persists. Southern European countries (such as Greece, Spain and Portugal) and Ireland were at the epicenter of the sovereign debt crisis, and suffered from government-imposed fiscal austerity measures. An overweight to the Materials sector and an underweight to the Energy sector also added to the Fund’s outperformance. However, the Fund’s underweight to the Japanese yen was the largest detractor from performance. An anticipated yen weakness did not materialize even though the Japanese economy has been struggling with deflation, a lack of strong leadership, excessive debt and deficit levels. The Fund’s strategy utilizes a top-down investment approach and does not typically hold individual stocks. Instead, the Fund uses a combination of non-leveraged equity index futures and currency forwards to achieve market exposures. The associated risks are low as the Fund uses short-term currency contracts dispersed among multiple counterparties and liquid exchange traded equity futures. The impact on performance was immaterial.

Going forward, equities remain favorable to other asset classes. Current equity valuations appear cheap both historically and relative to global government bond yields. Corporate profit margins should continue to expand given further cost-cutting and lower borrowing costs from debt restructuring and refinancing. Central banks remain vigilant in their attempts to avoid a Japan-like “lost decade” scenario. The U.S., emerging countries, and commodity driven economies such as Australia and Canada, should drive economic growth during this leg of the recovery.

Payden Mutual Funds

European Emerging Market Equity Strategy

The Metzler/Payden European Emerging Markets Fund (MPYMX) returned 16.70% for the fiscal year ended October 31, 2010. For the same period, the Fund’s benchmark, the Nomura Central and Eastern European Index, returned 12.20%.

The global economy continued to heal during this period, albeit at varying speeds, which was reflected in the financial markets, as well. A stronger fiscal position among emerging markets and better growth opportunities started to attract investment flows and returns continued to be positive, often times buoyed by a weaker dollar. Worries about the sustainability of government debt in peripheral Europe, especially Greece, temporarily changed risk sentiment in the market in May/June and resulted in a short-lived sell-off. As Europe responded to the unfolding debt crisis, however, markets resumed their rally.

The Fund added mid and small caps to its exposure in Poland to take advantage of a relatively strong economy. Financials in Poland were also attractive because of reasonable valuations and good Tier 1 ratios. Exposure to the other two major Central European countries, the Czech Republic and Hungary, was reduced. The somewhat defensive nature of Czech stocks and Hungary’s political headline risk and continued fiscal difficulties made these two markets less attractive in comparison. The Fund retained most of its exposure to Russia, which remained the largest single country holding. Forward currency contracts were used by the Fund to convert local currency bonds proceeds into U.S. dollars or U.S. dollars into local currency for settlement. This had little impact on Fund performance.

Portfolio Highlights & Investments

Investment Abbreviations

AMBAC - American Municipal Bond Assurance Co.
ARM - Adjustable Rate Mortgage
CD - Certificate of Deposit
FDIC - Federal Deposit Insurance Corporation
FFCB - Federal Farm Credit Bank
FG - Freddie Mac Gold Pool
FGIC - Financial Guaranty Insurance Co.
FH - Freddie Mac Non Gold Pool
FHLB - Federal Home Loan Banks
FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)
FHR - Freddie Mac REMICS
FN - Fannie Mae Pool
FNMA - Federal National Mortgage Association (Fannie Mae)
FNR - Fannie Mae REMICS
FNW - Fannie Mae Whole Loan
FSA - Financial Security Assurance
G2 - Ginnie Mae II pool
GN - Ginnie Mae I pool
GNMA - Government National Mortgage Association (Ginnie Mae)
GNR - Ginnie Mae REMICS
MBIA - Municipal Bond Insurance Association
NCUA - National Credit Union Administration

Annual Report

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 60 days.

Portfolio Composition - percent of value

Repurchase Agreements	50%
U.S. Government Agency	39%
Other	7%
U.S. Government Guaranteed	3%
U.S. Treasury	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

U.S. Government Agency (Cost - $234,464) (40%)
20,000,000	FFCB, 0.16%, 6/28/11	$19,999
20,000,000	FFCB, 0.20%, 12/8/11	19,996
25,000,000	FFCB, 0.25%, 3/28/11	24,996
3,500,000	FFCB, 0.34%, 5/18/11	3,501
1,000,000	FFCB, 0.63%, 1/24/11	1,001
1,000,000	FHLB Disc Note, 0.10%, 11/1/10 (a)	1,000
25,000,000	FHLB, 0.33%, 12/10/10	24,997
20,000,000	FHLB, 0.40%, 12/28/10	20,000
14,750,000	FHLB, 3.63%, 7/1/11	15,073
5,000,000	FHLB, 5.00%, 10/13/11	5,223
20,600,000	FHLMC, 0.17%, 1/11/12	20,600
33,098,000	FHLMC, 0.36%, 3/9/11	33,116
25,000,000	FHLMC, 0.26%, 1/14/11	25,010
20,000,000	FNMA Disc Note, 0.26%, 9/29/11 (a)	19,952

		234,464

FDIC Guaranteed (Cost - $20,013) (3%)
20,000,000	JPMorgan Chase & Co., 0.41%, 2/23/11	20,013
Supranational (Cost - $30,000) (5%)
30,000,000	International Bank for Reconstruction & Development, Disc Note, 0.18%, 11/1/10 (a)	30,000
U.S. Treasury ( Cost - $5,998) (1%)
1,000,000	U.S. Treasury Bill, 0.14%, 11/12/10 (a)	1,000
5,000,000	U.S. Treasury Bill, 0.16%, 2/10/11 (a)	4,998

		5,998

Investment Company (Cost - $10,287) (2%)
10,286,771	Dreyfus Treasury Cash Management Fund	10,287
Repurchase Agreement (Cost - $295,000) (50%)
100,000,000	Barclays Tri Party, 0.20%, 11/4/10 (b)	100,000
95,000,000	Deutsche Bank Tri Party, 0.21%, 11/1/10 (c)	95,000
100,000,000	UBS Warburg Tri Party, 0.20%, 11/4/10 (d)	100,000

		295,000

Total (Cost - $595,762) (101%)		595,762
Liabilities in excess of Other Assets (−1%)		(3,893)

Net Assets (100%)		$591,869

Value
Principal	(000s)

(a)	Yield to maturity at time of purchase.

(b)	The repurchase agreement dated 10/29/2010 is collateralized by the following security:

Barclays of New York Tri Party
53,470,200	U.S. Treasury Bill, 3.875%, Apr 29	$102,000

(c)	The repurchase agreement dated 10/29/2010 is collateralized by the following security:

Deutsche Bank-Deutsche Bank Tri Party
208,663,610	FNMA, 7.00%, Oct 38	$99,750

(d)	The repurchase agreement dated 10/29/2010 is collateralized by the following securities:

UBS Warburg Bank Tri Party
310,515,707	GNMA, maturing from Feb 17-Oct 40, yielding from 3.50%-7.50%	$102,000

See notes to financial statements.

Payden Mutual Funds

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Credit Quality - percent of value

AAA	42%
AA	18%
A	21%
BBB	18%
BB or below	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Asset Backed (12%)
2,300,000	AmeriCredit Automobile Receivables Trust, 0.77%, 12/9/13	$2,302
1,294,977	Capital Auto Receivables Asset Trust, 5.39%, 2/18/14	1,325
973,664	CarMax Auto Owner Trust, 0.83%, 11/15/12	975
700,000	Cars Alliance Funding PLC, 1.07%, 10/8/23 EUR (c)	968
660,834	CIT Equipment Collateral, 6.59%, 12/22/14	682
1,958,856	Consumer Funding LLC, 5.43%, 4/20/15	2,087
2,300,000	Ford Credit Auto Owner Trust, 0.65%, 12/15/12	2,303
2,400,000	Honda Auto Receivables Owner Trust, 0.82%, 6/18/12	2,405
1,370,000	NCUA Guaranteed Notes, 0.70%, 10/7/20	1,372
126,709	Nissan Auto Lease Trust, 1.22%, 9/15/11	127
1,600,000	Volkswagen Auto Lease Trust, 0.77%, 11/22/13	1,600
863,553	Volvo Financial Equipment LLC 144A, 0.51%, 5/16/11 (b)	864
1,540,000	Volvo Financial Equipment LLC 144A, 1.06%, 6/15/12 (b)	1,544
600,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	618

		19,172

Corporate (54%)
270,000	Aflac Inc., 3.45%, 8/15/15	283
500,000	American Honda Finance Corp. 144A, 0.45%, 3/27/12 (b)	500
1,120,000	American Honda Finance Corp. 144A, 1.03%, 8/5/13 (b)	1,126
330,000	American Honda Finance Corp. 144A, 2.37%, 3/18/13 (b)	339
900,000	Amgen Inc., 0.12%, 2/1/11	901
380,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (b)	387
2,000,000	Anheuser-Busch InBev Worldwide, 1.01%, 3/26/13	2,019
500,000	Atlantia SPA, 1.33%, 6/9/11 EUR (c)	695
1,430,000	AT&T Inc., 5.87%, 8/15/12	1,557
500,000	Australia & New Zealand Banking Group Ltd. 144A, 0.58%, 10/21/11 (b)	501
300,000	Australia & New Zealand Banking Group Ltd. 144A, 1.04%, 8/4/11 (b)	301
430,000	Bank of New York Mellon Corp., 0.39%, 3/23/12	429
750,000	Bank of Nova Scotia Houston, 0.54%, 3/12/12	751
1,500,000	Bank of Nova Scotia Houston, 0.54%, 3/5/12	1,505
400,000	Banque PSA Finance, 3.50%, 1/17/14 EUR (c)	555
790,000	BAE Systems Holdings Inc. 144A, 6.40%, 12/15/11 (b)	829
700,000	Berkshire Hathaway Finance Corp., 0.41%, 1/13/12	701
1,395,000	Berkshire Hathaway Inc., 0.83%, 2/11/13	1,403
650,000	BHP Billiton Finance USA Ltd., 5.00%, 12/15/10	653
500,000	BHP Billiton Finance USA Ltd., 5.125%, 3/29/12	529
750,000	British Telecommunications PLC, 9.375%, 12/15/10	758
590,000	Broadcom Corp. 144A, 1.50%, 11/1/13 (b)	593
730,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)	741
570,000	Caterpillar Financial Services Corp., 2.00%, 4/5/13	585
1,300,000	Cellco Partnership, 3.75%, 5/20/11	1,323
500,000	Chevron Corp., 3.45%, 3/3/12	518
1,100,000	Chevron Phillips Chemical Co. LLC, 7.00%, 3/15/11	1,123
1,500,000	Cie de Financement Foncier 144A, 1.62%, 7/23/12 (b)	1,517
1,000,000	Citigroup Inc., 2.38%, 8/13/13	1,009
1,500,000	Clorox Co., 5.00%, 3/1/13	1,631
980,000	Columbus Southern Power Co., 0.69%, 3/16/12	985
600,000	Comcast Corp., 5.45%, 11/15/10	601
1,530,000	Commonwealth Bank of Australia 144A, 0.84%, 3/19/13 (b)	1,535
300,000	Compagnie de Saint-Gobain, 1.21%, 4/11/12 EUR (c)	414
750,000	Cox Communications Inc., 7.75%, 11/1/10	750
750,000	CRH America Inc., 6.95%, 3/15/12	798
935,000	CSX Corp, 6.75%, 3/15/11	955
900,000	Daimler Finance North America LLC, 5.87%, 3/15/11	917
800,000	Diageo Capital PLC, 5.12%, 1/30/12	844
750,000	Dominion Resources Inc., 4.75%, 12/15/10	754
600,000	Dow Chemical Co., 2.66%, 8/8/11	608
500,000	Dow Chemical Co., 4.85%, 8/15/12	532
576,000	Dow Chemical Co., 6.12%, 2/1/11	583
650,000	Dr Pepper Snapple Group Inc., 1.70%, 12/21/11	655
1,400,000	Duke Energy Carolinas LLC, 6.25%, 1/15/12	1,494
360,000	eBay Inc., 0.87%, 10/15/13	361
410,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	422
650,000	Export-Import Bank of Korea, 5.12%, 2/14/11	656

Annual Report

Payden Limited Maturity Fund continued

Principal		Value
or Shares	Security Description	(000)

960,000	FPL Group Capital Inc., 0.81%, 11/9/12	$965
225,000	FPL Group Capital Inc., 1.17%, 6/17/11	226
700,000	General Electric Capital Corp., 1.13%, 1/15/13	700
400,000	General Electric Capital Corp., 1.87%, 9/16/13	405
1,000,000	General Electric Capital Corp., 6.125%, 2/22/11	1,017
1,500,000	General Mills Inc., 5.25%, 8/15/13	1,677
1,100,000	Georgia Power Co., 0.61%, 3/15/13	1,104
670,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	678
1,250,000	International Business Machines Corp., 1.00%, 8/5/13	1,258
380,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	412
625,000	Kellogg Co., 4.25%, 3/6/13	671
556,000	KeySpan Corp., 7.625%, 11/15/10	557
1,650,000	Kinder Morgan Energy Partners LP, 6.75%, 3/15/11	1,685
200,000	Kraft Foods Inc., 2.62%, 5/8/13	208
700,000	Kraft Foods Inc., 5.25%, 10/1/13	776
544,000	Kroger Co., 5.50%, 2/1/13	595
1,010,000	MassMutual Global Funding 144A, 0.79%, 9/27/13 (b)	1,009
1,500,000	Medtronic Inc., 1.50%, 4/15/11	1,511
310,000	Metlife Inc., 2.37%, 2/6/14	316
650,000	Metropolitan Life Global Funding 144A, 0.78%, 4/10/12 (b)	650
980,000	Microsoft Corp., 0.87%, 9/27/13	984
960,000	National Australia Bank Ltd. 144A, 0.77%, 1/8/13 (b)	961
600,000	National Grid PLC, 1.33%, 1/18/12 EUR (c)	832
770,000	Nordea Bank Finland PLC, 0.58%, 4/13/12	770
600,000	Novartis Capital Corp., 1.90%, 4/24/13	618
580,000	PACCAR Financial Corp., 0.70%, 4/5/13	583
335,000	PepsiAmericas Inc., 5.625%, 5/31/11	345
650,000	PepsiCo Inc., 0.87%, 10/25/13	652
1,500,000	Philip Morris International Inc., 4.87%, 5/16/13	1,650
720,000	Pricoa Global Funding 144A, 0.38%, 1/30/12 (b)	715
1,000,000	Prudential Financial Inc., 3.625%, 9/17/12	1,040
510,000	Reynolds American Inc., 0.99%, 6/15/11	511
500,000	Schneider Electric SA, 1.18%, 7/18/11 EUR (c)	694
1,000,000	Shell International Finance, 1.30%, 9/22/11	1,010
430,000	Shell International Finance, 1.87%, 3/25/13	442
500,000	Siemens Financieringsmaatschappij NV, 0.44%, 3/16/12	498
100,000	Southern Co., 5.30%, 1/15/12	105
410,000	Sparebanken 1 Boligkreditt 144A, 1.25%, 10/25/13 (b)	411
1,160,000	Standard Chartered Bank New York, 0.77%, 11/16/11	1,161
400,000	Svenska Handelsbanken AB 144A, 1.29%, 9/14/12 (b)	402
500,000	Telecom Italia Capital SA, 0.89%, 7/18/11	500
750,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	770
1,280,000	Teva Pharmaceutical Finance LLC, 0.69%, 12/19/11	1,285
270,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	276
400,000	Time Warner Inc., 3.15%, 7/15/15	419
810,000	Toyota Motor Credit Corp., 1.375%, 8/12/13	822
1,500,000	US Bancorp, 2.00%, 6/14/13	1,545
500,000	Vodafone Group PLC, 1.38%, 9/5/13 EUR (c)	686
300,000	Vodafone Group PLC, 5.50%, 6/15/11	309
640,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	646
800,000	Wachovia Corp., 0.41%, 10/15/11	801
1,500,000	Westpac Banking Corp. 144A, 0.48%, 12/14/12 (b)	1,502
1,400,000	Westpac Banking Corp. 144A, 0.84%, 4/8/13 (b)	1,404
570,000	Wisconsin Energy Corp., 6.50%, 4/1/11	584
1,500,000	WM Wrigley Jr. Co. 144A, 1.66%, 6/28/11 (b)	1,501
1,500,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,516

		84,996

FDIC Guaranteed (2%)
2,800,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	2,731
815,413	FDIC Structured Sale Guaranteed Notes 144A, 0.80%, 2/25/48 (b)	818

		3,549

Foreign Government (3%)
2,600,000	Canadian Government, 1.50%, 6/1/12 CAD (c)	2,562
800,000	Malaysia Government International Bond, 7.50%, 7/15/11	824
1,400,000	Province of Manitoba Canada, 5.00%, 2/15/12	1,481
350,000	Province of Ontario Canada, 2.625%, 1/20/12	360

		5,227

Foreign Government Guaranteed (11%)
980,000	Commonwealth Bank of Australia 144A, 2.40%, 1/12/12 (b)	1,001
3,000,000	LeasePlan Corp. NV 144A, 3.00%, 5/7/12 (b)	3,101
2,020,000	Lloyds TSB Bank PLC 144A, 1.11%, 4/1/11 (b)	2,025
800,000	Lloyds TSB Bank PLC 144A, 2.30%, 4/1/11 (b)	806
2,000,000	Macquarie Bank Ltd. 144A, 2.60%, 1/20/12 (b)	2,049
2,861,000	National Australia Bank Ltd. 144A, 2.55%, 1/13/12 (b)	2,929
2,900,000	Nationwide Building Society 144A, 0.55%, 5/17/12 (b)	2,896
1,000,000	Royal Bank of Scotland PLC 144A, 0.78%, 4/8/11 (b)	1,001
470,000	Royal Bank of Scotland PLC 144A, 2.625%, 5/11/12 (b)	480
500,000	Westpac Securities NZ Ltd. 144A, 2.50%, 5/25/12 (b)	512

		16,800

Mortgage Backed (11%)
1,380,000	Arkle Master Issuer PLC 144A, 1.51%, 5/17/60 (b)	1,369
342,699	Asset Backed Funding Certificates, 0.56%, 4/25/34	317
154,404	Bear Stearns Alt-A Trust, 2.89%, 3/25/34	147
895,349	FH 1B2612 ARM, 3.09%, 11/1/34	920
449,989	FH 847515 ARM, 3.22%, 2/1/34	471
384,180	FHR 3196 PA, 5.25%, 8/15/11	390
475,427	FHR 3540 CD, 2.00%, 6/15/14	480
115,462	FN 708229 ARM, 2.26%, 4/1/33	121
1,020,408	FN 745017 15YR, 4.50%, 7/1/20	1,091
2,737,960	FN 784365 ARM, 1.99%, 5/1/34	2,844
187,609	FN 878544 ARM, 5.31%, 3/1/36	198
928,979	FN 889821 ARM, 3.05%, 12/1/36	977
998,955	FN AD0079 ARM, 2.85%, 11/1/35	1,045
947,727	FNR 03-119 FE, 1.25%, 6/25/27	950
839,794	GNR 02-48 FT, 0.45%, 12/16/26	840
1,997,513	GNR 09-8 LA, 5.00%, 4/20/33	2,030
322,960	GNR 99-43 FA, 0.70%, 11/16/29	325
850,000	Granite Master Issuer PLC, 0.68%, 12/17/54	442
946,010	Harborview Mortgage Loan Trust, 3.14%, 1/19/35	738
302,880	Homebanc Mortgage Trust, 1.11%, 8/25/29	220
387,720	Long Beach Mortgage Loan Trust, 6.245%, 8/25/33	164
370,004	Sequoia Mortgage Trust, 0.65%, 10/20/27	353
366,832	Structured Adjustable Rate Mortgage Loan Trust, 2.78%, 9/25/34	291
603,788	Structured Asset Mortgage Investments Inc., 4.22%, 7/25/32	600

		17,323

Municipal (2%)
500,000	Indiana Development Finance Authority, 5.75%, 10/1/11	510

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

800,000	Kentucky Asset Liability Commission, 3.16%, 4/1/18	$811
1,540,000	Massachusetts State, 2.00%, 4/28/11	1,553
250,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (d) FGIC	253
400,000	New York Liberty Development Corp., 0.32%, 12/1/49	400
350,000	New York State Urban Development Corp., 5.50%, 1/1/17	353

		3,880

U.S. Government Agency (1%)
2,000,000	FFCB, 1.37%, 6/25/13	2,047
Commercial Paper (3%)
670,000	ASB Finance Ltd. CP, 0.33%, 1/27/11	670
1,450,000	Google Inc. CP, 0.41%, 9/12/11 (e)	1,445
1,700,000	RBTSYS CP, 0.51%, 7/6/11 (e)	1,694
800,000	Toyota Motor Credit Corp. CP, 0.34%, 2/9/11 (e)	799

		4,608

Total Bonds (Cost - $157,690)		157,602

Investment Company (Cost - $151) (0%)
150,767	Payden Cash Reserves Money Market Fund*	151

Total (Cost - $157,841) (a) (99%)		157,753
Other Assets Net of Liabilities (1%)		680

Net Assets (100%)		$158,433

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,162
Unrealized depreciation	(1,250)

Net unrealized depreciation	$(88)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Par in foreign currency.

(d)	Payment of principal and/or interest is insured against default by a Monoline insurer.

(e)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

			Unrealized
Delivery			Appreciation
Date	Currency (000s)	Counterparty	(000s)

Assets:
11/9/2010	Canadian Dollar (Sell 2,621)	Royal Bank	$19
11/9/2010	Euro (Sell 3,492)	Citigroup	10

			$29

Open Swap Contracts

				Notional	Unrealized
	Fund		Expiration	Principal	(Depreciation)
Contract Type	(Pays)		Date	(000s)	(000s)

Liability:
Interest Rate Swap	(5.503%	)	Jun-11	$590	$(31)

See notes to financial statements.

Annual Report

Payden Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	40%
AA	12%
A	19%
BBB	22%
BB or below	7%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (100%)
Asset Backed (2%)
959,013	Ally Auto Receivables Trust 144A, 1.32%, 3/15/12 (b)	$961
2,707,624	AmeriCredit Prime Automobile Receivables Trust, 1.40%, 11/15/12	2,715
393,407	Bank of America Auto Trust 144A, 1.16%, 2/15/12 (b)	394
3,138,119	CarMax Auto Owner Trust, 0.83%, 11/15/12	3,141
1,800,000	Cars Alliance Funding PLC, 1.07%, 10/8/23 EUR (d)	2,489
446,439	Ford Credit Auto Owner Trust, 1.21%, 1/15/12	447
19,399	Honda Auto Receivables Owner Trust, 2.22%, 8/15/11	19
671,509	Hyundai Auto Receivables Trust, 1.11%, 2/15/12	672
1,715,000	NCUA Guaranteed Notes, 1.84%, 10/7/20	1,735

		12,573

Corporate (60%)
940,000	Aflac Inc., 3.45%, 8/15/15	984
1,020,000	Airgas Inc., 2.85%, 10/1/13	1,046
850,000	Alabama Power Co., 5.80%, 11/15/13	968
1,500,000	Allstate Corp., 6.20%, 5/16/14	1,750
600,000	America Movil SAB de CV, 3.62%, 3/30/15	640
1,500,000	American Honda Finance Corp. 144A, 0.45%, 3/27/12 (b)	1,499
1,100,000	American Honda Finance Corp. 144A, 1.03%, 8/5/13 (b)	1,106
870,000	American Honda Finance Corp. 144A, 2.37%, 3/18/13 (b)	893
1,700,000	American Honda Finance Corp. 144A, 2.63%, 6/29/11 (b)	1,725
500,000	American Honda Finance Corp. 144A, 4.62%, 4/2/13 (b)	539
2,300,000	Amgen Inc., 0.12%, 2/1/11	2,303
1,430,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (b)	1,455
980,000	Anheuser-Busch InBev Worldwide Inc., 3.00%, 10/15/12	1,019
1,750,000	Anheuser-Busch InBev Worldwide Inc., 1.01%, 3/26/13	1,766
2,410,000	Anheuser-Busch InBev Worldwide Inc., 2.50%, 3/26/13	2,482
1,200,000	AT&T Inc., 4.85%, 2/15/14	1,331
2,500,000	Atlantia SPA, 1.33%, 6/9/11 EUR (d)	3,474
1,700,000	Australia & New Zealand Banking Group Ltd. 144A, 1.04%, 8/4/11 (b)	1,708
2,790,000	Axis Bank Ltd. 144A, 4.75%, 5/2/16 (b)	2,789
2,340,000	Banco do Brasil 144A, 4.50%, 1/22/15 (b)	2,486
1,400,000	Bank of America Corp., 4.90%, 5/1/13	1,479
4,050,000	Bank of Nova Scotia, 2.25%, 1/22/13	4,178
3,200,000	Banque PSA Finance, 3.50%, 1/17/14 EUR (d)	4,442
1,100,000	BB&T Corp., 3.375%, 9/25/13	1,167
1,300,000	Berkshire Hathaway Finance Corp., 4.00%, 4/15/12	1,364
4,090,000	Berkshire Hathaway Inc., 0.83%, 2/11/13	4,113
600,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	680
865,000	Boston Scientific Corp., 6.00%, 6/15/11	887
1,825,000	Bottling Group LLC, 6.95%, 3/15/14	2,169
2,150,000	British Telecommunications PLC, 9.375%, 12/15/10	2,172
2,000,000	Cadbury Schweppes US Finance 144A, 5.12%, 10/1/13 (b)	2,194
3,000,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)(c)	3,044
3,080,000	Canadian Imperial Bank of Commerce 144A, 2.00%, 2/4/13 (b)	3,163
745,000	Carolina Power & Light Co., 6.50%, 7/15/12	815
1,675,000	Case New Holland Inc., 7.75%, 9/1/13	1,838
1,710,000	Caterpillar Financial Services Corp., 2.00%, 4/5/13	1,756
1,850,000	Caterpillar Financial Services Corp., 5.75%, 2/15/12	1,971
1,500,000	Celgene Corp., 3.95%, 10/15/20	1,499
875,000	Cellco Partnership, 3.75%, 5/20/11	890
1,500,000	Cellco Partnership, 5.55%, 2/1/14	1,693
1,950,000	Cia de Bebidas das Americas, 8.75%, 9/15/13	2,318
1,775,000	Cisco Systems Inc., 5.25%, 2/22/11	1,801
1,000,000	Citigroup Inc., 5.30%, 10/17/12	1,066
1,000,000	Citigroup Inc., 6.00%, 12/13/13	1,107
1,500,000	Clorox Co., 5.00%, 3/1/13	1,631
1,650,000	Coca-Cola Co., 3.625%, 3/15/14	1,784
1,600,000	Columbus Southern Power Co., 5.50%, 3/1/13	1,758
2,454,000	Comcast Cable Communications LLC, 6.75%, 1/30/11	2,491
1,780,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	1,875

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

1,300,000	ConocoPhillips, 4.75%, 2/1/14	$1,449
1,250,000	Consumers Energy Co., 5.375%, 4/15/13	1,373
790,000	Corn Products International Inc., 3.20%, 11/1/15	811
2,610,000	Corrections Corp of America, 6.25%, 3/15/13	2,649
1,600,000	Covidien International Finance SA, 1.87%, 6/15/13	1,635
1,500,000	CRH America Inc., 6.95%, 3/15/12	1,596
1,380,000	D.R. Horton Inc., 5.375%, 6/15/12	1,437
550,000	Deutsche Telekom International Finance BV, 5.875%, 8/20/13	618
2,000,000	Diageo Capital PLC, 5.12%, 1/30/12	2,110
2,370,000	DirecTV Holdings LLC, 4.75%, 10/1/14	2,604
1,725,000	Dish DBS Corp., 6.375%, 10/1/11	1,790
4,000,000	Dow Chemical Co., 4.85%, 8/15/12	4,253
1,620,000	Dr Pepper Snapple Group Inc., 1.70%, 12/21/11	1,632
3,630,000	Duke Energy Carolinas LLC, 6.25%, 1/15/12	3,874
650,000	Duke Energy Corp., 3.95%, 9/15/14	704
935,000	Dynegy Holdings Inc., 6.875%, 4/1/11	947
1,240,000	eBay Inc., 0.87%, 10/15/13	1,243
1,200,000	Eli Lilly & Co., 3.55%, 3/6/12	1,246
800,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	904
360,000	Equifax Inc., 4.45%, 12/1/14	390
1,300,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	1,338
1,050,000	Export Development Canada, 2.25%, 5/28/15 (c)	1,097
1,680,000	Express Scripts Inc., 5.25%, 6/15/12	1,791
1,000,000	FMG Finance Pty Ltd. 144A, 10.62%, 9/1/16 (b)	1,480
1,200,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	1,310
1,800,000	Fortune Brands Inc., 3.00%, 6/1/12	1,833
2,250,000	FPL Group Capital Inc., 2.55%, 11/15/13	2,321
1,375,000	Frontier Communications Corp, 6.25%, 1/15/13	1,464
1,800,000	General Electric Capital Corp., 1.13%, 1/15/13	1,801
2,300,000	General Electric Capital Corp., 1.87%, 9/16/13	2,329
1,100,000	General Electric Capital Corp., 2.80%, 1/8/13	1,136
1,730,000	General Electric Capital Corp., 3.75%, 11/14/14	1,849
1,260,000	General Electric Capital Corp., 5.90%, 5/13/14	1,434
1,380,000	Genzyme Corp., 3.62%, 6/15/15	1,471
2,757,000	Georgia Power Co., 1.30%, 9/15/13	2,790
785,000	Georgia-Pacific LLC, 8.125%, 5/15/11	814
3,150,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	3,470
1,060,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	1,091
1,499,000	Hewlett-Packard Co., 4.25%, 2/24/12	1,568
2,360,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	2,387
720,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	734
1,000,000	IBM International Group Capital LLC, 5.05%, 10/22/12	1,086
2,160,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	2,269
2,750,000	International Business Machines Corp., 1.00%, 8/5/13	2,768
3,330,000	International Business Machines Corp., 2.10%, 5/6/13	3,450
1,300,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	1,411
2,160,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	2,189
1,780,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	1,891
1,200,000	JPMorgan Chase & Co., 4.75%, 5/1/13	1,307
1,000,000	JPMorgan Chase & Co., 5.37%, 10/1/12	1,082
1,400,000	KeyCorp, 3.75%, 8/13/15	1,443
3,100,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	3,332
1,001,000	Kinder Morgan Inc., 6.50%, 9/1/12	1,066
4,230,000	Korea Finance Corp., 3.25%, 9/20/16	4,229
650,000	Kraft Foods Inc., 2.62%, 5/8/13	676
760,000	Kraft Foods Inc., 5.25%, 10/1/13	843
1,935,000	L-3 Communications Corp., 5.875%, 1/15/15	1,983
1,400,000	Merrill Lynch & Co. Inc., 6.05%, 8/15/12	1,493
4,000,000	Metropolitan Life Global Funding 144A, 0.68%, 7/13/11 (b)	4,007
2,500,000	Microsoft Corp., 0.87%, 9/27/13	2,509
2,500,000	Microsoft Corp., 2.95%, 6/1/14	2,665
400,000	MidAmerican Energy Holdings, 3.15%, 7/15/12	415
830,000	Mirant Americas Generation LLC, 8.30%, 5/1/11	855
2,030,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	2,124
2,220,000	National Australia Bank Ltd. 144A, 0.77%, 1/8/13 (b)	2,223
2,500,000	National Grid PLC, 1.33%, 1/18/12 EUR (d)	3,465
1,000,000	National Rural Utilities Cooperative Finance Corp., 1.12%, 11/1/13	1,003
460,000	NBC Universal Inc. 144A, 2.10%, 4/1/14 (b)	466
1,720,000	NBC Universal Inc. 144A, 3.65%, 4/30/15 (b)	1,824
2,400,000	Nederlandse Waterschapsbank NV, 4.625%, 7/25/11 EUR (d)	3,423
1,000,000	New York Life Global Funding 144A, 0.41%, 6/16/11 (b)	1,001
1,680,000	Nissan Motor Acceptance Corp. 144A, 3.25%, 1/30/13 (b)	1,735
990,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (b)	1,121
500,000	Northern States Power Co. MN, 8.00%, 8/28/12	564
1,610,000	Novartis Capital Corp., 1.90%, 4/24/13	1,658
610,000	Novartis Capital Corp., 4.125%, 2/10/14	668
700,000	Occidental Petroleum Corp., 4.125%, 6/1/16	787
880,000	OPTI Canada Inc. 144A, 9.00%, 12/15/12 (b)	902
1,540,000	PACCAR Financial Corp., 0.70%, 4/5/13	1,547
2,500,000	Petroleos Mexicanos, 4.875%, 3/15/15	2,724
400,000	Pfizer Inc., 3.625%, 6/3/13 EUR (d)	579
880,000	Praxair Inc., 1.75%, 11/15/12	899
700,000	Procter & Gamble Co., 3.50%, 2/15/15 (c)	768
1,000,000	Progress Energy Inc., 6.05%, 3/15/14	1,140
2,500,000	Prudential Financial Inc., 2.75%, 1/14/13	2,563
2,000,000	Prudential Financial Inc., 5.15%, 1/15/13	2,152
650,000	Public Service Co. of Colorado, 5.125%, 6/1/19	746
2,530,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	2,845
1,850,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	1,948
1,260,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (b)	1,284
1,330,000	Rock-Tenn Co., 8.20%, 8/15/11	1,408
750,000	Rogers Communications Inc., 6.25%, 6/15/13	846
820,000	Rogers Communications Inc., 6.375%, 3/1/14	948
4,000,000	Royal Bank of Canada, 2.25%, 3/15/13	4,123
1,660,000	SABMiller PLC 144A, 6.20%, 7/1/11 (b)	1,717
2,500,000	SanDisk Corp., 1.50%, 8/15/17	2,444
1,230,000	Shell International Finance, 1.87%, 3/25/13	1,264
1,460,000	Shell International Finance, 4.00%, 3/21/14	1,592
410,000	Simon Property Group LP, 4.20%, 2/1/15	444
1,300,000	Sonat Inc., 7.62%, 7/15/11	1,354
1,410,000	Sparebanken 1 Boligkreditt 144A, 1.25%, 10/25/13 (b)	1,415
1,375,000	Sprint Capital Corp., 8.375%, 3/15/12	1,476
1,325,000	SPX Corp., 7.625%, 12/15/14	1,477
3,540,000	Standard Chartered Bank New York, 0.77%, 11/16/11	3,542
1,305,000	Statoil ASA, 2.90%, 10/15/14	1,382
1,600,000	Steel Dynamics Inc., 7.375%, 11/1/12	1,718
810,000	Stryker Corp., 3.00%, 1/15/15	857
2,000,000	Svenska Handelsbanken AB 144A, 2.875%, 9/14/12 (b)	2,062
905,000	Teck Resources Ltd., 3.85%, 8/15/17	937
2,500,000	Telecom Italia SPA, 1.41%, 12/6/12 EUR (d)	3,413
2,000,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	2,054
2,240,000	Teva Pharmaceutical Finance LLC, 1.50%, 6/15/12	2,272
900,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	919
1,010,000	Time Warner Inc., 3.15%, 7/15/15	1,058
2,870,000	Toyota Motor Credit Corp., 1.375%, 8/12/13	2,914
1,000,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	1,075
970,000	Union Pacific Corp., 6.125%, 1/15/12	1,026
2,820,000	US Bancorp, 1.37%, 9/13/13	2,848

Annual Report

Payden Short Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

1,050,000	Vale Overseas Ltd., 6.25%, 1/23/17	$1,216
1,050,000	Valero Energy Corp., 6.875%, 4/15/12	1,125
1,200,000	Vedanta Resources PLC 144A, 8.75%, 1/15/14 (b)	1,292
1,240,000	Veolia Environnement, 5.25%, 6/3/13	1,354
1,100,000	Viacom Inc., 4.375%, 9/15/14	1,198
1,000,000	Vodafone Group PLC, 0.58%, 2/27/12	1,002
3,200,000	Vodafone Group PLC, 4.15%, 6/10/14	3,466
2,240,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	2,261
2,000,000	Vornado Realty LP, 4.25%, 4/1/15	2,076
1,129,000	Wachovia Corp., 5.30%, 10/15/11	1,180
1,020,000	Wells Fargo & Co., 3.75%, 10/1/14	1,092
1,500,000	Westpac Banking Corp. 144A, 0.84%, 4/8/13 (b)	1,505
1,630,000	Westpac Banking Corp., 2.25%, 11/19/12	1,669
1,280,000	Windstream Corp., 8.125%, 8/1/13	1,416
3,500,000	WM Wrigley Jr. Co. 144A, 1.66%, 6/28/11 (b)	3,502
1,500,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,516
4,900,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	5,125
1,310,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	1,413
560,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	571
950,000	Yum! Brands Inc., 3.87%, 11/1/20	952

		326,725

FDIC Guaranteed (4%)
5,000,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	4,877
6,600,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/13 (b)	6,336
1,630,825	FDIC Structured Sale Guaranteed Notes 144A, 0.80%, 2/25/48 (b)	1,635
2,641,899	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	2,693
4,307,619	FDIC Trust 144A, 2.18%, 5/25/50 (b)	4,337

		19,878

Foreign Government (7%)
15,000,000	Canadian Government, 3.50%, 6/1/13 CAD (d)	15,484
1,600,000	Malaysia Government International Bond, 7.50%, 7/15/11	1,649
3,300,000	Province of Ontario Canada, 1.875%, 11/19/12	3,384
1,610,000	Republic of Brazil, 10.25%, 6/17/13	1,988
590,000	Republic of Chile, 5.50%, 1/15/13	646
1,500,000	Republic of Colombia, 10.00%, 1/23/12	1,662
3,530,000	Republic of Indonesia, 10.375%, 5/4/14 (e)	4,465
460,000	Republic of Panama, 9.375%, 7/23/12	529
1,900,000	Republic of South Africa, 7.375%, 4/25/12	2,070
1,060,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	1,122
2,500,000	United Mexican States, 6.375%, 1/16/13	2,806

		35,805

Foreign Government Guaranteed (4%)
1,700,000	Barclays Bank PLC 144A, 2.70%, 3/5/12 (b)	1,738
2,700,000	Barclays Bank PLC, 4.25%, 10/27/11 EUR (d)	3,861
2,153,000	Commonwealth Bank of Australia 144A, 2.40%, 1/12/12 (b)	2,199
900,000	LeasePlan Corp. NV 144A, 3.00%, 5/7/12 (b)	930
3,000,000	National Australia Bank Ltd. 144A, 2.55%, 1/13/12 (b)	3,071
2,800,000	Nationwide Building Society 144A, 0.55%, 5/17/12 (b)	2,796
1,000,000	Royal Bank of Scotland PLC 144A, 0.78%, 4/8/11 (b)	1,001
3,100,000	Royal Bank of Scotland PLC 144A, 2.625%, 5/11/12 (b)	3,166
4,190,000	Societe Financement de l’Economie Francaise 144A, 2.125%, 1/30/12 (b)(c)	4,276

		23,038

Mortgage Backed (11%)
6,052,085	Adjustable Rate Mortgage Trust, 5.26%, 3/25/37	3,529
3,680,000	Arkle Master Issuer PLC 144A, 1.51%, 5/17/60 (b)	3,651
2,765,350	FG G13328 30YR, 6.00%, 11/1/22	3,016
2,342,162	FH 782784 ARM, 2.71%, 10/1/34	2,437
1,781,321	FN 708229 ARM, 2.26%, 4/1/33	1,861
613,285	FN 743821 ARM, 2.80%, 11/1/33	636
488,538	FN 755867 ARM, 3.01%, 12/1/33	512
1,011,999	FN 790762 ARM, 2.64%, 9/1/34	1,049
1,279,597	FN 790764 ARM, 2.65%, 9/1/34	1,326
1,270,948	FN 794792 ARM, 2.66%, 10/1/34	1,327
1,062,436	FN 794797 ARM, 2.46%, 10/1/34	1,106
5,985,366	FN 995672 30YR, 4.50%, 4/1/39	6,292
6,000,633	FN AC8512 30YR, 4.50%, 12/1/39	6,308
7,083,862	G2 4696 30YR, 4.50%, 5/20/40	7,542
4,120,672	GNR 04-11 F, 0.55%, 2/20/34	4,126
4,198,081	Harborview Mortgage Loan Trust, 3.36%, 12/19/35	3,107
456,861	Indymac Index Mortgage Loan Trust, 3.04%, 10/25/34	423
1,555,552	MLCC Mortgage Investors, Inc., 2.30%, 12/25/34	1,518
2,391,783	MLCC Mortgage Investors, Inc., 4.83%, 2/25/36	2,215
275,935	Morgan Stanley Mortgage Loan Trust, 2.25%, 7/25/34	252
176,399	Provident Funding Mortgage Loan Trust, 2.79%, 4/25/34	175
787,580	Sequoia Mortgage Trust, 0.65%, 10/20/27	752
2,652,498	Structured Adjustable Rate Mortgage Loan Trust, 2.73%, 8/25/34	2,375
393,948	Structured Adjustable Rate Mortgage Loan Trust, 2.87%, 10/25/34	333
1,333,895	Structured Asset Mortgage Investments Inc., 2.16%, 10/19/34	1,059

		56,927

Municipal (1%)
600,000	Citizens Property Insurance Corp., 5.00%, 3/1/13	630
3,200,000	Citizens Property Insurance Corp., 5.00%, 6/1/12	3,347
2,700,000	Kentucky Asset Liability Commission, 3.16%, 4/1/18	2,739

		6,716

Supranational (1%)
3,600,000	European Investment Bank, 4.75%, 4/15/11 EUR (d)	5,094
U.S. Government Agency (2%)
6,000,000	FFCB, 1.37%, 6/25/13	6,141
4,000,000	FNMA, 2.05%, 1/28/13	4,013

		10,154

U.S. Treasury (8%)
3,000,000	U.S. Treasury Bill, 0.24%, 9/22/11 (f)(g)	2,995
1,660,000	U.S. Treasury Note, 0.75%, 8/15/13	1,674
17,000,000	U.S. Treasury Note, 1.125%, 12/15/12	17,272
12,615,000	U.S. Treasury Note, 1.37%, 5/15/13	12,919
4,200,000	U.S. Treasury Note, 1.75%, 4/15/13	4,337
3,390,000	U.S. Treasury Note, 2.50%, 4/30/15	3,612

		42,809

Total Bonds (Cost - $529,272)		539,719

Investment Company (Cost - $25,416) (5%)
25,416,067	Payden Cash Reserves Money Market Fund*	25,416

Total (Cost - $554,688) (a) (105%)		565,135
Liabilities in excess of Other Assets (−5%)		(24,529)

Net Assets (100%)		$540,606

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

Payden Mutual Funds

(a)	Unrealized apprecation (depreciation) of securities in 000s:

Unrealized appreciation	$15,826
Unrealized depreciation	(5,379)

Net unrealized appreciation	$10,447

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $6,657 and the total market value of the collateral held by the Fund is $6,845. Amounts in 000s.

(d)	Par in foreign currency.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Yield to maturity at time of purchase.

(g)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

			Unrealized
Delivery			Appreciation
Date	Currency (000s)	Counterparty	(000s)

Assets:
11/9/2010	Canadian Dollar (Sell 15,958)	Royal Bank	$114
11/9/2010	Euro (Sell 22,001)	Citigroup	65

			$179

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

126	U.S. Treasury 2 Year Note Future	Dec-10	$27,718	$(116)
89	U.S. Treasury 5 Year Note Future	Dec-10	10,820	(130)

				$(246)

See notes to financial statements.

Annual Report

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value

U.S. Government Agency	32%
Mortgage Backed	35%
U.S. Treasury	21%
U.S. Government Guaranteed	10%
Other	2%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (99%)
Asset Backed (1%)
1,000,000	NCUA Guaranteed Notes, 1.84%, 10/7/20	$1,012
FDIC Guaranteed (10%)
2,000,000	Citigroup Funding Inc., 2.125%, 7/12/12	2,059
1,300,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	1,268
1,600,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/13 (b)	1,536
815,413	FDIC Structured Sale Guaranteed Notes 144A, 0.80%, 2/25/48 (b)	818
1,038,240	FDIC Structured Sale Guaranteed Notes 144A, 3.00%, 9/30/19 (b)	1,079
2,641,899	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	2,693
1,339,108	FDIC Trust 144A, 2.18%, 5/25/50 (b)	1,348
430,000	Western Corporate Federal Credit Union, 1.75%, 11/2/12	440

		11,241

Mortgage Backed (35%)
313,696	FG G13328 30YR, 6.00%, 11/1/22	342
527,679	FG M80911 7YR, 4.00%, 4/1/11	533
458,290	FH 1B2420 ARM, 5.00%, 11/1/35	477
1,084,947	FH 1G1745 ARM, 2.68%, 8/1/35	1,135
315,055	FH 1J1279 ARM, 5.69%, 4/1/36	332
613,411	FH 1K0030 ARM, 5.98%, 7/1/36	647
840,483	FH 1Q0044 ARM, 5.23%, 4/1/36	885
523,787	FH 1Q0232 ARM, 5.32%, 12/1/36	553
1,785,298	FHLB QR-9012, 5.00%, 8/15/12	1,895
1,596,577	FHLB, 2.60%, 4/20/15	1,656
678,754	FHR 2929 AC, 4.50%, 12/15/22	695
182,777	FHR 3196 PA, 5.25%, 8/15/11	186
841,506	FHR 3540 CD, 2.00%, 6/15/14	849
1,984,840	FHR 3728 EH, 3.00%, 9/15/20	2,055
339,045	FN 708229 ARM, 2.26%, 4/1/33	354
338,209	FN 743821 ARM, 2.80%, 11/1/33	351
261,717	FN 755867 ARM, 3.01%, 12/1/33	275
114,826	FN 790762 ARM, 2.64%, 9/1/34	119
145,109	FN 790764 ARM, 2.65%, 9/1/34	150
187,589	FN 794792 ARM, 2.66%, 10/1/34	196
157,027	FN 794797 ARM, 2.46%, 10/1/34	164
1,062,313	FN 797889 ARM, 4.33%, 1/1/35	1,119
233,600	FN 843045 ARM, 2.65%, 9/1/35	242
407,366	FN 850120 ARM, 3.19%, 10/1/35	423
416,908	FN 878544 ARM, 5.31%, 3/1/36	439
584,057	FN 887019 ARM, 5.77%, 6/1/36	618
1,164,054	FN 935896 ARM, 3.91%, 6/1/40	1,223
2,367,284	FN 995672 30YR, 4.50%, 4/1/39	2,488
2,370,847	FN AC8512 30YR, 4.50%, 12/1/39	2,492
1,475,438	FN AD7210 ARM, 3.61%, 7/1/40	1,542
997,630	FN AE5951 ARM, 3.14%, 10/1/40	1,036
2,108,276	FNR 10-32 CL, 3.75%, 8/25/18	2,254
929,947	G2 3809 30YR, 6.50%, 1/20/36	1,033
3,069,674	G2 4696 30YR, 4.50%, 5/20/40	3,268
105,912	GNR 03-98 PC, 5.00%, 2/20/29	107
1,824,869	GNR 04-11 F, 0.55%, 2/20/34	1,827
326,594	GNR 04-73 JM, 0.00%, 9/16/34	310
379,570	GNR 05-58 NJ, 4.50%, 8/20/35	393
1,599,171	GNR 09-57 BA, 2.25%, 6/16/39	1,645
2,440,490	GNR 09-66 CA, 2.25%, 8/16/39	2,526

		38,834

U.S. Government Agency (32%)
4,000,000	FFCB, 1.37%, 6/25/13	4,094
155,000	FFCB, 1.75%, 2/21/13	159
2,720,000	FFCB, 1.875%, 12/7/12	2,802
2,500,000	FFCB, 3.70%, 5/15/13	2,699
2,500,000	FHLB, 1.50%, 1/16/13	2,558
3,000,000	FHLB, 1.625%, 11/21/12	3,075
3,000,000	FHLB, 3.625%, 10/18/13	3,274
800,000	FHLMC, 1.12%, 7/27/12	811
4,000,000	FHLMC, 1.75%, 9/10/15	4,063
700,000	FNMA, 0.75%, 12/18/13	702
2,000,000	FNMA, 1.62%, 10/26/15	2,021
2,000,000	FNMA, 2.00%, 8/24/15	2,021
3,000,000	FNMA, 2.625%, 11/20/14	3,191
3,802,000	FNMA, 2.75%, 3/13/14	4,056

		35,526

U.S. Treasury (21%)
7,300,000	U.S. Treasury Note, 1.75%, 7/31/15	7,518
8,150,000	U.S. Treasury Note, 1.87%, 6/30/15	8,447
1,700,000	U.S. Treasury Note, 1.87%, 8/31/17	1,702

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

2,000,000	U.S. Treasury Note, 2.00%, 11/30/13	$2,090
1,250,000	U.S. Treasury Note, 2.37%, 7/31/17	1,293
391,000	U.S. Treasury Note, 2.50%, 4/30/15	417
1,500,000	U.S. Treasury Note, 3.125%, 9/30/13	1,615
500,000	U.S. Treasury Note, 3.375%, 6/30/13 (c)	539

		23,621

Total Bonds (Cost - $107,251)		110,234

Investment Company (Cost - $955) (1%)
955,175	Payden Cash Reserves Money Market Fund*	955

Total (Cost - $108,206) (a) (100%)		111,189
Liabilities in excess of Other Assets (−0%)		(212)

Net Assets (100%)		$110,977

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$3,002
Unrealized depreciation	(19)

Net unrealized appreciation	$2,983

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

45	U.S. Treasury 2 Year Note Future	Dec-10	$9,899	$(41)

See notes to financial statements.

Annual Report

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of value

Mortgage Backed	98%
U.S. Treasury	1%
Cash Equivalent	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (140%)
Mortgage Backed (138%)
9,233,952	FH 1A0001 ARM, 2.16%, 4/1/35	$9,594
908,908	FH 1B3142 ARM, 3.29%, 11/1/36	962
4,106,125	FH 1B4282 ARM, 4.98%, 10/1/38	4,309
1,135,664	FH 1G0189 ARM, 2.27%, 4/1/35	1,177
7,291,440	FH 1G0501 ARM, 2.61%, 6/1/35	7,623
3,570,628	FH 1J1279 ARM, 5.69%, 4/1/36	3,767
5,032,515	FH 1Q0062 ARM, 4.22%, 11/1/35	5,192
250,969	FH 780444 ARM, 2.50%, 3/1/33	260
767,922	FH 782784 ARM, 2.71%, 10/1/34	799
2,722,976	FH 847228 ARM, 3.33%, 1/1/34	2,830
5,855,074	FH 848111 ARM, 3.09%, 9/1/37	6,150
3,647,447	FHLB QR-9012, 5.00%, 8/15/12	3,872
5,305,417	FN 745551 30YR, 2.75%, 2/1/36	5,552
6,427,200	FN 783587 ARM, 2.58%, 3/1/35	6,720
3,074,355	FN 832100 ARM, 2.67%, 7/1/35	3,223
4,094,695	FN 920795 ARM, 3.37%, 3/1/34	4,279
9,789,338	FN AC8887 ARM, 3.70%, 1/1/40	10,228
32,500,000	FNMA 4.50%, 30YR TBA (b)	34,125
4,704,164	FNR 03-73 HF, 0.70%, 1/25/31	4,712
2,315,339	FNR 06-101 FE, 0.50%, 10/25/36	2,319
1,298,059	FNR 06-27 BF, 0.55%, 4/25/36	1,300
8,449,095	FNR 07-95 A1, 0.50%, 8/27/36	8,449
3,339,026	FNW 04-W2 4A, 4.36%, 2/25/44	3,537
259,332	G2 2591 30YR, 7.00%, 5/20/28	292
277,397	G2 3133 30YR, 6.50%, 9/20/31	313
3,689,404	G2 3415 30YR, 5.50%, 7/20/33	4,020
2,615,573	G2 3515 30YR, 5.50%, 2/20/34	2,846
3,963,777	G2 3584 30YR, 6.00%, 7/20/34	4,376
2,824,000	G2 3599 30YR, 6.50%, 8/20/34	3,163
3,462,510	G2 3711 30YR, 5.50%, 5/20/35	3,765
4,873,694	G2 3747 30YR, 5.00%, 8/20/35	5,267
3,443,279	G2 3772 30YR, 5.00%, 10/20/35	3,721
5,131,920	G2 3785 30YR, 5.00%, 11/20/35	5,546
2,381,936	G2 3805 30YR, 5.00%, 1/20/36	2,567
10,571,219	G2 3819 30YR, 5.50%, 2/20/36	11,479
1,439,284	G2 3891 30YR, 6.50%, 8/20/36	1,600
5,731,733	G2 4083 30YR, 5.00%, 2/20/38	6,172
7,278,649	G2 4216 30YR, 6.00%, 8/20/38	7,736
6,814,095	G2 4284 30YR, 5.50%, 11/20/38	7,216
12,231,204	G2 4315 30YR, 5.50%, 12/20/38	13,259
6,456,915	G2 4437 30YR, 5.00%, 5/20/39	6,883
1,621,182	G2 4485 30YR, 5.00%, 7/20/39	1,728
2,098,354	G2 4542 30YR, 5.50%, 9/20/39	2,275
4,690,814	G2 4558 30YR, 4.50%, 10/20/39	4,994
8,742,860	G2 4560 30YR, 5.50%, 10/20/39	9,478
12,209,823	G2 4696 30YR, 4.50%, 5/20/40	12,999
11,875,754	G2 4713 30YR, 4.50%, 6/20/40	12,644
9,937,789	G2 4746 30YR, 4.50%, 7/20/40	10,580
9,982,948	G2 4800 30YR, 4.00%, 9/20/40	10,400
793,164	G2 688058 30YR, 4.50%, 8/20/38	844
9,423,611	G2 701705 30YR, 5.00%, 2/20/39	10,017
7,277,078	G2 710025 30YR, 5.65%, 8/20/59	7,982
7,294,547	G2 713314 30YR, 6.00%, 3/20/39	7,929
1,292,762	G2 728869 30YR, 4.12%, 4/20/40	1,339
1,333,513	G2 728870 30YR, 4.62%, 4/20/40	1,406
1,530,727	G2 736498 30YR, 4.12%, 4/20/40	1,586
1,415,468	G2 736499 30YR, 4.62%, 4/20/40	1,492
7,014,853	G2 740427 50YR, 4.81%, 9/20/60	7,643
1,012,768	G2 742040 30YR, 4.12%, 5/20/40	1,049
998,372	G2 742041 30YR, 4.62%, 6/20/40	1,053
248,230	G2 80011 ARM, 3.12%, 11/20/26	256
787,630	G2 80013 ARM, 3.125%, 11/20/26	813
320,886	G2 80022 ARM, 3.12%, 12/20/26	331
237,861	G2 80023 ARM, 3.12%, 12/20/26	246
694,193	G2 80029 ARM, 3.375%, 1/20/27	718
348,345	G2 8006 ARM, 3.625%, 7/20/22	360
4,332,104	G2 80074 ARM, 3.375%, 5/20/27	4,476
594,001	G2 80134 ARM, 3.125%, 11/20/27	613
300,068	G2 80272 ARM, 3.37%, 4/20/29	310
214,820	G2 80311 ARM, 3.62%, 8/20/29	222
154,953	G2 80346 ARM, 3.125%, 11/20/29	160
1,535,831	G2 8041 ARM, 3.625%, 8/20/22	1,588
254,954	G2 80424 ARM, 3.62%, 7/20/30	264
398,131	G2 80428 ARM, 3.62%, 7/20/30	412
335,938	G2 80507 ARM, 3.375%, 4/20/31	347
604,722	G2 80541 ARM, 3.62%, 9/20/31	625
304,473	G2 80556 ARM, 3.00%, 11/20/31	314
1,021,939	G2 80569 ARM, 3.00%, 1/20/32	1,052
623,817	G2 80570 ARM, 3.50%, 1/20/32	646
265,780	G2 80579 ARM, 3.00%, 2/20/32	274
930,380	G2 80593 ARM, 3.375%, 4/20/32	961
574,821	G2 80604 ARM, 3.37%, 5/20/32	594

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

1,620,335	G2 80611 ARM, 3.375%, 6/20/32	$1,684
340,404	G2 80612 ARM, 3.50%, 6/20/32	352
892,955	G2 8062 ARM, 3.125%, 10/20/22	922
1,163,830	G2 80780 ARM, 3.50%, 12/20/33	1,203
267,025	G2 80791 ARM, 3.75%, 12/20/33	277
526,574	G2 80826 ARM, 3.50%, 2/20/34	548
4,645,950	G2 80835 ARM, 1.87%, 2/20/34	4,755
965,929	G2 80837 ARM, 2.00%, 2/20/34	992
1,098,522	G2 80856 ARM, 1.87%, 3/20/34	1,124
108,158	G2 80932 ARM, 3.00%, 6/20/34	111
375,007	G2 80934 ARM, 3.50%, 6/20/34	388
853,787	G2 81018 ARM, 3.625%, 8/20/34	883
244,593	G2 81019 ARM, 4.125%, 8/20/34	254
942,353	G2 81036 ARM, 3.50%, 8/20/34	975
50,760	G2 81044 ARM, 3.625%, 8/20/34	52
193,863	G2 8121 ARM, 3.375%, 1/20/23	200
3,535,417	G2 81214 ARM, 1.87%, 1/20/35	3,618
1,321,308	G2 81220 ARM, 1.875%, 1/20/35	1,352
1,155,778	G2 81278 ARM, 1.87%, 3/20/35	1,183
232,523	G2 81402 ARM, 4.00%, 7/20/35	241
48,905	G2 81405 ARM, 4.125%, 7/20/35	51
107,177	G2 81696 ARM, 2.50%, 6/20/36	110
768,972	G2 81807 ARM, 2.75%, 12/20/36	792
802,971	G2 81938 30YR, 2.625%, 7/20/37	825
771,264	G2 8198 ARM, 3.37%, 5/20/23	797
1,087,713	G2 82151 ARM, 3.50%, 9/20/38	1,125
859,716	G2 82245 30YR, 5.00%, 12/20/38	891
274,037	G2 8228 ARM, 3.625%, 7/20/23	283
5,795,964	G2 82520 ARM, 4.00%, 4/20/40	6,130
3,961,472	G2 82606 ARM, 4.00%, 8/20/40	4,190
234,295	G2 8301 ARM, 3.125%, 10/20/23	242
466,451	G2 8302 ARM, 3.125%, 10/20/23	481
254,765	G2 8339 ARM, 3.125%, 12/20/23	263
672,057	G2 8358 ARM, 3.37%, 1/20/24	695
526,974	G2 8359 ARM, 3.37%, 1/20/24	545
490,068	G2 8371 ARM, 3.37%, 2/20/24	507
245,872	G2 8373 ARM, 3.37%, 2/20/24	254
416,451	G2 8421 ARM, 3.37%, 5/20/24	430
763,550	G2 849350 ARM, 3.12%, 12/20/25	788
961,926	G2 849351 ARM, 3.12%, 11/20/25	993
2,184,714	G2 8547 ARM, 3.12%, 11/20/24	2,255
191,754	G2 8580 ARM, 3.37%, 1/20/25	198
274,785	G2 8595 ARM, 3.375%, 2/20/25	284
573,758	G2 8781 ARM, 3.37%, 1/20/26	593
510,461	G2 8814 ARM, 3.37%, 2/20/26	528
183,383	G2 8815 ARM, 3.37%, 2/20/26	190
165,319	G2 8855 ARM, 3.125%, 10/20/21	171
185,886	G2 8867 ARM, 3.125%, 11/20/21	192
261,221	G2 8989 ARM, 3.12%, 10/20/26	270
2,402,951	G2 8991 ARM, 3.125%, 10/20/26	2,480
104,450,000	G2SF 5.00%, 30YR TBA (b)	112,251
5,551,690	GN 455989 15YR, 5.00%, 7/15/26	5,984
842,928	GN 558954 20YR, 5.25%, 5/15/29	904
1,889,785	GN 558956 30YR, 4.50%, 6/15/29	2,000
507,023	GN 582100 30YR, 7.50%, 4/15/32	590
1,960,929	GN 605099 30YR, 5.50%, 3/15/34	2,138
2,705,176	GN 605301 30YR, 5.50%, 7/15/34	2,949
1,377,103	GN 615263 30YR, 6.00%, 6/15/33	1,527
3,469,236	GN 616826 30YR, 5.50%, 1/15/35	3,778
1,521,856	GN 629903 35YR, 5.80%, 6/15/42	1,665
6,883,469	GN 630057 30YR, 5.13%, 4/15/48	7,406
10,499,828	GN 673234 30YR, 6.00%, 11/15/38	11,538
7,938,318	GN 677101 30YR, 5.50%, 7/15/38	8,619
3,348,635	GN 677318 30YR, 6.00%, 9/15/38	3,701
1,190,228	GN 677378 30YR, 7.00%, 10/15/38	1,343
1,516,201	GN 690008 30YR, 7.00%, 10/15/38	1,709
854,729	GN 690922 30YR, 5.50%, 6/15/38	928
2,853,764	GN 693184 30YR, 6.00%, 10/15/38	3,136
3,201,890	GN 693553 30YR, 6.00%, 7/15/38	3,550
2,676,844	GN 693559 30YR, 6.00%, 7/15/38	2,968
3,186,693	GN 693570 30YR, 6.00%, 7/15/38	3,534
3,914,878	GN 694412 30YR, 6.00%, 9/15/38	4,351
2,199,210	GN 697066 30YR, 5.00%, 3/15/39	2,336
6,124,367	GN 698035 30YR, 6.00%, 1/15/39	6,730
9,050,960	GN 698196 30YR, 4.50%, 6/15/39	9,707
9,950,676	GN 701943 30YR, 5.00%, 6/15/39	10,696
9,268,111	GN 704439 30YR, 4.50%, 3/15/39	9,879
8,638,180	GN 704489 30YR, 5.50%, 4/15/39	9,466
9,182,836	GN 710868 30YR, 5.50%, 9/15/39	10,062
2,586,170	GN 713930 30YR, 5.00%, 10/15/39	2,752
1,281,879	GN 728159 20YR, 5.25%, 11/15/29	1,375
11,414,286	GN 729011 30YR, 4.50%, 2/15/40	12,128
3,352,990	GN 733274 30YR, 4.50%, 6/15/40	3,563
5,023,965	GN 734620 30YR, 5.50%, 8/15/39	5,455
2,271,363	GN 743362 30YR, 4.75%, 6/15/40	2,397
388,545	GN 743363 30YR, 4.25%, 5/15/40	404
308,008	GN 743502 30YR, 4.25%, 6/15/40	320
804,819	GN 743503 30YR, 4.75%, 6/15/40	849
110,888	GN 743610 30YR, 4.25%, 6/15/40	115
668,814	GN 743611 30YR, 4.75%, 6/15/40	706
90,924	GN 747367 30YR, 4.25%, 7/15/40	94
213,573	GN 747368 30YR, 4.75%, 7/15/40	225
371,212	GN 747491 30YR, 4.75%, 7/15/40	392
67,926	GN 747610 30YR, 4.75%, 8/15/40	72
71,446	GN 747740 30YR, 4.25%, 9/15/40	74
384,163	GN 747741 30YR, 4.75%, 9/15/40	405
8,602,790	GN 748542 30YR, 5.50%, 3/15/39	9,341
34,012	GN 780619 15YR, 7.00%, 8/15/12	35
421,874	GN 781324 30YR, 7.00%, 7/15/31	490
307,075	GN 781445 30YR, 8.00%, 11/15/31	369
1,284,860	GN 781527 30YR, 6.00%, 11/15/32	1,426
1,764,267	GN 781636 30YR, 5.50%, 7/15/33	1,916
2,398,433	GN 781810 30YR, 5.50%, 10/15/34	2,615
8,514,720	GN 781811 30YR, 5.00%, 10/15/34	9,195
5,363,828	GN 782272 30YR, 5.50%, 2/15/38	5,827
11,872,019	GN 782778 30YR, 6.50%, 1/15/33	13,400
9,817,448	GN 782835 30YR, 6.00%, 12/15/39	10,789
9,815,011	GN 782858 30YR, 6.00%, 11/15/39	10,787
2,000,000	GNMA 4.00%, 30YR TBA (b)	2,079
46,330,000	GNMA 4.00%, 30YR TBA (b)	47,981
30,000,000	GNMA 4.50%, 30YR TBA (b)	31,828
82,620,000	GNMA 5.50%, 30YR TBA (b)	89,643
6,000,000	GNMA 6.00%, 30YR TBA (b)	6,585
1,060,791	GNR 00-22 FG, 0.45%, 5/16/30	1,061
224,938	GNR 00-26 DF, 0.65%, 9/20/30	225
576,207	GNR 00-26 FA, 0.80%, 9/20/30	576
635,453	GNR 00-9 FG, 0.85%, 2/16/30	642
328,372	GNR 00-9 FH, 0.75%, 2/16/30	331
1,277,642	GNR 01-11 FB, 0.50%, 9/17/29	1,278
759,492	GNR 01-19 F, 0.75%, 5/16/31	764
151,275	GNR 01-21 FN, 0.45%, 8/16/22	151
3,434,750	GNR 01-22 FG, 0.60%, 5/16/31	3,442
323,396	GNR 01-26 F, 0.60%, 5/16/31	324
1,258,799	GNR 01-31 FA, 0.50%, 6/16/31	1,258
73,786	GNR 01-33 F, 0.70%, 7/20/31	74
1,311,434	GNR 01-35 FA, 0.50%, 8/16/31	1,311
829,113	GNR 01-46 FA, 0.67%, 9/16/31	832
3,944,202	GNR 01-47 FA, 0.65%, 9/16/31	3,963
1,773,735	GNR 01-59 FA, 0.65%, 11/16/24	1,779
1,381,482	GNR 01-64 F, 0.60%, 11/20/31	1,383
871,208	GNR 02-11 FJ, 0.75%, 2/20/32	876
963,939	GNR 02-13 FA, 0.75%, 2/16/32	968
402,396	GNR 02-24 FA, 0.75%, 4/16/32	405
294,488	GNR 02-4 FY, 0.70%, 1/16/32	296
468,939	GNR 02-41 HF, 0.65%, 6/16/32	471
2,369,706	GNR 02-48 FT, 0.45%, 12/16/26	2,370
2,225,301	GNR 02-5 FP, 0.80%, 1/16/32	2,237
2,102,835	GNR 02-72 FA, 0.65%, 10/20/32	2,112
3,798,419	GNR 02-76 F, 0.45%, 1/16/31	3,800
431,180	GNR 02-76 FY, 0.55%, 12/16/26	432

Annual Report

Payden GNMA Fund continued

Principal		Value
or Shares	Security Description	(000)

556,582	GNR 02-79 FB, 0.50%, 11/16/32	$557
2,056,911	GNR 03-35 CF, 0.55%, 3/16/33	2,061
1,143,088	GNR 03-69 FD, 0.70%, 2/16/29	1,150
4,461,555	GNR 03-94 FB, 0.55%, 12/16/30	4,474
11,234,727	GNR 04-11 F, 0.55%, 2/20/34	11,249
10,582,967	GNR 04-49 F, 0.65%, 11/20/30	10,604
12,000,000	GNR 04-5 PF, 0.80%, 2/20/33	12,083
7,350,144	GNR 04-56 F, 0.65%, 6/20/33	7,383
2,021,118	GNR 04-59 FH, 0.50%, 8/16/34	2,023
3,402,762	GNR 04-73 JM, 0.00%, 9/16/34	3,228
6,982,688	GNR 04-80 FM, 0.55%, 7/20/34	6,985
1,285,032	GNR 06-47 FA, 0.45%, 8/16/36	1,283
869,639	GNR 06-62 FB, 0.41%, 11/20/36	868
7,723,790	GNR 07-51 JF, 0.50%, 6/20/37	7,720
828,675	GNR 07-59 FJ, 0.55%, 7/20/37	830
2,456,882	GNR 08-2 FH, 0.70%, 1/20/38	2,470
3,130,746	GNR 08-67 UF, 0.70%, 6/20/38	3,144
2,281,616	GNR 08-70 A, 5.50%, 9/20/35	2,329
105,478	GNR 08-72 EF, 1.10%, 3/20/34	106
59,684,024	GNR 09-111 IO, 1.82%, 9/16/51	5,308
22,472,276	GNR 10-102 IO, 1.77%, 6/16/52	1,995
29,000,000	GNR 10-132 IO, 2.08%, 11/16/52	2,954
41,884,619	GNR 10-71 IO, 1.515%, 3/16/52	3,070
1,177,453	GNR 97-13 F, 0.81%, 9/16/27	1,179
1,097,364	GNR 99-18 FA, 0.55%, 5/16/29	1,098
863,613	GNR 99-40 FE, 0.80%, 11/16/29	869
936,893	GNR 99-40 FK, 0.80%, 11/16/29	944
434,147	GNR 99-43 FA, 0.70%, 11/16/29	437
1,093,672	GNR 99-45 FC, 0.65%, 12/16/29	1,098
1,312,407	GNR 99-45 FH, 0.70%, 12/16/29	1,319
6,500,000	NCUA Guaranteed Notes, 0.70%, 10/7/20	6,511

		1,054,654

U.S. Government Agency (1%)
5,200,000	FHLMC Disc Note, 0.24%, 12/1/10 (c)	5,199
U.S. Treasury (1%)
5,000,000	U.S. Treasury Note, 2.62%, 8/15/20	5,005
1,000,000	U.S. Treasury Bill, 0.33%, 5/5/11 (c)	999

		6,004

Total Bonds (Cost - $1,046,272)		1,065,857

Investment Company (Cost - $8,869) (1%)
8,868,742	Payden Cash Reserves Money Market Fund*	8,869

Total (Cost - $1,055,141) (a) (141%)		1,074,726
Liabilities in excess of Other Assets (−41%)		(310,111)

Net Assets (100%)		$764,615

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$20,164
Unrealized depreciation	(579)

Net unrealized appreciation	$19,585

(b)	Security purchased on a delayed delivery basis.

(c)	Yield to maturity at time of purchase.

See notes to financial statements.

Payden Mutual Funds

Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	42%
AA	4%
A	16%
BBB or below	38%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (108%)
Asset Backed (1%)
150,212	Chase Funding Mortgage Loan Asset-Backed Cerificates, 0.91%, 11/25/32	$131
2,902,717	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	3,049
136,863	Landmark Mortgage Securities PLC, 0.95%, 6/17/38 GBP (f)	192
200,859	Sequoia Mortgage Trust, 0.65%, 10/20/27	192
70,766	Structured Asset Investment Loan Trust, 0.75%, 9/25/34	63
230,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	237

		3,864

Corporate (55%)
1,927,000	Aetna Inc., 5.75%, 6/15/11	1,987
1,420,000	American Express Co., 8.125%, 5/20/19	1,827
1,854,000	American Express Credit Corp., 5.125%, 8/25/14	2,048
3,000,000	American Honda Finance Corp. 144A, 1.03%, 8/5/13 (b)	3,016
1,210,000	Ameriprise Financial Inc., 5.30%, 3/15/20	1,331
2,940,000	AngloGold Ashanti Holdings PLC, 5.37%, 4/15/20	3,146
2,447,000	Anheuser-Busch InBev Worldwide Inc., 5.375%, 1/15/20	2,783
2,590,000	ArcelorMittal, 9.85%, 6/1/19	3,346
4,165,000	AT&T Mobility LLC, 8.125%, 5/1/12	4,616
2,930,000	Axis Bank Ltd. 144A, 4.75%, 5/2/16 (b)	2,929
990,000	Banco del Estado de Chile 144A, 4.12%, 10/7/20 (b)(e)	995
2,550,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)	2,878
1,130,000	Bank of American Corp., 3.70%, 9/1/15 (e)	1,140
2,740,000	Bank of China Hong Kong Ltd. 144A, 5.55%, 2/11/20 (b)(e)	2,903
33,400,000	Barclays Bank PLC, 0.00%, 1/20/11 EGP (f)	5,687
2,890,000	Barclays Bank PLC, 5.14%, 10/14/20	2,864
1,150,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	1,259
1,085,000	BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	1,250
2,100,000	BM&F Bovespa SA 144A, 5.50%, 7/16/20 (b)	2,258
774,000	Boston Properties LP, 6.25%, 1/15/13	852
2,450,000	Broadcom Corp. 144A, 2.37%, 11/1/15 (b)	2,480
852,000	Burlington Northern Santa Fe LLC, 5.65%, 5/1/17	984
1,020,000	Canadian National Resources Ltd., 4.90%, 12/1/14	1,150
1,475,000	Caterpillar Financial Services Corp., 4.25%, 2/8/13	1,582
1,540,000	CBS Corp., 8.87%, 5/15/19	1,998
1,120,000	Celulosa Arauco y Constituciìn SA 144A, 5.00%, 1/21/21 (b)	1,159
2,430,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	2,904
2,665,000	Chubb Corp., 6.37%, 3/29/67	2,762
1,160,000	Cisco Systems Inc., 5.25%, 2/22/11	1,177
1,275,000	Cisco Systems Inc., 5.90%, 2/15/39	1,438
995,000	Citigroup Inc., 6.00%, 12/13/13	1,101
1,425,000	Citigroup Inc., 6.01%, 1/15/15	1,581
1,130,000	Cliffs Natural Resources Inc., 4.80%, 10/1/20	1,154
1,425,000	CME Group Inc., 5.40%, 8/1/13	1,595
3,605,000	Comcast Corp., 5.15%, 3/1/20	3,972
1,270,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	1,338
1,170,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	1,320
1,190,000	Corn Products International Inc., 4.62%, 11/1/20	1,235
1,828,000	Cox Communications Inc., 5.45%, 12/15/14	2,074
1,369,000	Credit Suisse AG, 5.40%, 1/14/20	1,486
1,120,000	CSX Corp., 5.60%, 5/1/17	1,285
2,800,000	CVS Caremark Corp., 3.25%, 5/18/15	2,948
1,615,000	CVS Caremark Corp., 6.12%, 9/15/39	1,747
1,724,000	Daimler Finance North America LLC, 5.75%, 9/8/11	1,795
3,270,000	Daimler Finance North America LLC, 5.87%, 3/15/11	3,333
4,268,000	Devon Financing Corp. ULC, 6.875%, 9/30/11	4,500
3,165,000	DirecTV Holdings LLC, 4.75%, 10/1/14	3,477
1,425,000	Discovery Communications LLC, 3.70%, 6/1/15	1,526
1,200,000	Dow Chemical Co., 4.85%, 8/15/12	1,276
1,110,000	Dow Chemical Co., 8.55%, 5/15/19	1,428
1,020,000	Dow Chemical Co., 9.40%, 5/15/39	1,450
1,558,000	Dr Pepper Snapple Group Inc., 6.82%, 5/1/18	1,922
1,540,000	Duke Energy Ohio Inc., 5.70%, 9/15/12	1,676
3,585,000	eBay Inc., 3.25%, 10/15/20	3,540
2,670,000	Embraer Overseas Ltd., 6.375%, 1/15/20	2,950
1,125,000	EnCana Corp., 6.50%, 8/15/34	1,274

Annual Report

Payden Core Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

1,673,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	$1,891
2,465,000	Exelon Corp., 4.90%, 6/15/15	2,718
2,350,000	Export-Import Bank of Korea, 5.875%, 1/14/15	2,631
2,216,000	Express Scripts Inc., 7.25%, 6/15/19	2,770
744,000	FPL Group Capital Inc., 6.00%, 3/1/19 (e)	863
1,100,000	Gazprom OAO Via Morgan Stanley Bank AG, 9.625%, 3/1/13 (g)	1,260
2,615,000	General Electric Capital Corp., 1.87%, 9/16/13	2,648
2,978,000	General Electric Capital Corp., 3.50%, 6/29/15	3,156
2,370,000	General Electric Capital Corp., 4.37%, 9/16/20	2,395
2,605,000	General Electric Capital Corp., 5.875%, 1/14/38	2,658
2,610,000	General Electric Co., 5.25%, 12/6/17	2,943
1,890,000	General Mills Inc., 6.00%, 2/15/12	2,016
2,700,000	Genzyme Corp., 3.62%, 6/15/15	2,877
1,395,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	1,537
1,300,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	1,348
795,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	892
585,000	Goldman Sachs Group Inc., 6.75%, 10/1/37	615
2,410,000	Grupo Televisa SA, 6.00%, 5/15/18	2,731
2,180,000	Health Care REIT Inc., 4.70%, 9/15/17	2,251
2,550,000	Home Depot Inc., 5.40%, 3/1/16	2,929
4,000,000	HSBC USA Inc., 5.00%, 9/27/20	4,015
3,100,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	3,257
1,350,000	Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	1,516
1,202,000	John Deere Capital Corp., 7.00%, 3/15/12	1,308
1,220,000	JPMorgan Chase & Co., 6.40%, 5/15/38	1,393
700,000	KazMunaiGaz Finance Sub. BV, 8.375%, 7/2/13 (g)	774
2,295,000	Kellogg Co., 5.125%, 12/3/12	2,492
1,790,000	KeyCorp, 6.50%, 5/14/13	1,971
953,000	KeySpan Corp., 7.625%, 11/15/10	955
2,585,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	2,959
1,520,000	Kraft Foods Inc., 5.37%, 2/10/20	1,706
708,000	Kroger Co., 3.90%, 10/1/15	773
1,040,000	Kroger Co., 7.50%, 1/15/14	1,232
1,240,000	Kroger Co., 7.50%, 4/1/31	1,570
1,260,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	1,370
3,955,000	Macquarie Group Ltd. 144A, 6.00%, 1/14/20 (b)	4,128
433,000	Marathon Oil Corp., 5.90%, 3/15/18	505
1,650,000	Marks & Spencer PLC 144A, 6.25%, 12/1/17 (b)	1,822
1,710,000	MassMutual Global Funding 144A, 0.79%, 9/27/13 (b)	1,709
1,281,000	McKesson Corp., 5.25%, 3/1/13	1,393
1,190,000	Medco Health Solutions Inc., 7.25%, 8/15/13	1,376
1,245,000	Merrill Lynch & Co., 6.875%, 4/25/18	1,399
740,000	Merrill Lynch & Co., 7.75%, 5/14/38	810
1,035,000	MetLife Inc., 10.75%, 8/1/39	1,401
1,025,000	MetLife Inc., 6.75%, 6/1/16	1,230
1,380,000	Metropolitan Life Global Funding 144A, 0.78%, 4/10/12 (b)	1,380
6,078,000	Microsoft Corp., 3.00%, 10/1/20	6,050
2,066,000	MidAmerican Energy Holdings, 6.125%, 4/1/36	2,311
2,241,000	Morgan Stanley, 4.00%, 7/24/15	2,312
1,750,000	NASDAQ OMX Group Inc., 5.55%, 1/15/20	1,847
2,620,000	NBC Universal Inc. 144A, 3.65%, 4/30/15 (b)	2,779
1,975,000	News America Inc., 6.65%, 11/15/37	2,204
1,260,000	Nissan Motor Acceptance Corp. 144A, 4.50%, 1/30/15 (b)	1,349
2,790,000	Nordstrom Inc., 4.75%, 5/1/20	2,976
1,735,000	NYSE Euronext, 4.80%, 6/28/13	1,899
3,025,000	Omnicom Group Inc., 5.90%, 4/15/16	3,522
1,409,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	1,586
1,455,000	Petro-Canada, 6.05%, 5/15/18	1,718
2,710,000	Petroleos Mexicanos, 6.00%, 3/5/20 (e)	3,073
2,060,000	Petronas Capital Ltd., 7.875%, 5/22/22 (g)	2,755
2,150,000	PNC Funding Corp., 4.37%, 8/11/20	2,183
2,556,000	Prudential Financial Inc., 4.75%, 9/17/15	2,790
1,140,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	1,282
1,000,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 5.50%, 9/30/14 (b)	1,110
1,050,000	Reliance Holdings USA Inc. 144A, 4.50%, 10/19/20 (b)	1,026
2,900,000	Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	3,282
281,000	Safeway Inc., 5.00%, 8/15/19	306
1,207,000	Safeway Inc., 7.25%, 2/1/31	1,417
235,000	Sempra Energy, 9.80%, 2/15/19	327
1,620,000	Simon Property Group LP, 5.65%, 2/1/20	1,833
1,140,000	Simon Property Group LP, 6.125%, 5/30/18	1,319
1,300,000	Sparebanken 1 Boligkreditt 144A, 1.25%, 10/25/13 (b)	1,305
3,090,000	Symantec Corp., 4.20%, 9/15/20	3,118
1,750,000	Teck Resources Ltd., 4.50%, 1/15/21	1,830
1,769,000	Telecom Italia Capital SA, 6.00%, 9/30/34	1,705
815,000	Telecom Italia Capital SA, 6.175%, 6/18/14	911
2,952,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	3,031
2,780,000	Teva Pharmaceutical Finance LLC, 0.69%, 12/19/11	2,792
1,425,000	Time Warner Cable Inc., 6.75%, 6/15/39	1,639
739,000	Time Warner Cable Inc., 7.50%, 4/1/14	872
975,000	Time Warner Inc., 3.15%, 7/15/15	1,022
1,205,000	TransCanada PipeLines Ltd., 7.25%, 8/15/38	1,534
1,235,000	UnitedHealth Group Inc., 5.25%, 3/15/11	1,255
1,168,000	UnitedHealth Group Inc., 5.375%, 3/15/16	1,338
1,220,000	Vale Overseas Ltd., 5.62%, 9/15/19	1,370
1,080,000	Vale Overseas Ltd., 6.25%, 1/23/17	1,251
1,326,000	Vale Overseas Ltd., 6.87%, 11/21/36	1,514
2,502,000	Valero Energy Corp., 6.875%, 4/15/12	2,681
805,000	Verizon Communications Inc., 5.85%, 9/15/35	857
845,000	Viacom Inc., 4.375%, 9/15/14	920
2,545,000	Vornado Realty LP, 4.25%, 4/1/15	2,641
2,620,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	2,871
1,620,000	WellPoint Inc., 5.85%, 1/15/36	1,649
1,260,000	Wells Fargo & Co., 4.375%, 1/31/13	1,347
2,545,000	Western Union Co., 5.93%, 10/1/16	2,983
2,710,000	Westpac Banking Corp. 144A, 0.84%, 4/8/13 (b)	2,719
680,000	WM Wrigley Jr. Co. 144A, 1.66%, 6/28/11 (b)	680
2,490,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	2,516
2,235,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	2,338
1,160,000	Woolworths Ltd. 144A, 4.00%, 9/22/20 (b)	1,189
2,301,000	Wyeth, 5.50%, 2/1/14	2,619

		315,058

Foreign Government (4%)
8,700,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12 BRL (f)	5,052
1,036,000	Israel Government International Bond, 5.50%, 11/9/16	1,205
1,130,000	Malaysia Government International Bond, 7.50%, 7/15/11	1,164
28,540,000	Mexican Bonos, 10.00%, 12/5/24 MXN (f)	3,115
590,000	Republic of Chile, 5.50%, 1/15/13	646
1,962,000	Republic of Korea, 4.875%, 9/22/14	2,164
2,040,000	Republic of Peru, 8.375%, 5/3/16	2,627
1,840,000	Republic of South Africa, 6.875%, 5/27/19	2,283
1,217,200	Russian Government International Bond, 7.50%, 3/31/30 (g)	1,464
1,230,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	1,302
1,125,000	United Mexican States, 6.75%, 9/27/34	1,395

		22,417

Mortgage Backed (25%)
4,682	Bear Stearns Adjustable Rate Mortgage Trust, 2.87%, 4/25/33	5
8,737,694	FG G02385 30YR, 6.00%, 11/1/36	9,526
10,196,332	FN 254766, 5.00%, 6/1/33	10,918

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

784,065	FN 670385, 6.50%, 9/1/32	$886
5,281,478	FN 725423, 5.50%, 5/1/34	5,727
6,266,651	FN 725424, 5.50%, 4/1/34	6,795
2,130,915	FN 725425, 5.50%, 4/1/34	2,309
9,614,388	FN 739821, 5.00%, 9/1/33	10,298
7,557,639	FN 745418 ARM, 5.50%, 4/1/36	8,166
1,967,238	FN 905759 ARM, 5.84%, 12/1/36	2,088
6,070,034	FN AE0138 30YR, 4.50%, 3/1/40	6,380
7,990,000	FNMA 4.00%, 30YR TBA (c)	8,240
21,440,000	FNMA 5.00%, 30YR TBA (c)	22,790
13,560,000	FNMA 5.50%, 30YR TBA (c)	14,560
2,365,764	FNW 04-W2 4A, 4.36%, 2/25/44	2,506
10,847,164	G2 4696 30YR, 4.50%, 5/20/40	11,549
7,206,648	G2 4800 30YR, 4.00%, 9/20/40	7,508
1,850,000	GNMA 5.50%, 30YR TBA (c)	2,007
300,000	Granite Master Issuer PLC, 0.68%, 12/17/54	156
232,202	Harborview Mortgage Loan Trust, 3.14%, 1/19/35	181
276,856	MLCC Mortgage Investors, Inc., 2.34%, 8/25/29	268
75,882	Morgan Stanley Mortgage Loan Trust, 2.25%, 7/25/34	69
157,154	Structured Asset Mortgage Investments Inc., 2.65%, 2/19/35	113
152,262	Structured Asset Mortgage Investments Inc., 4.22%, 7/25/32	151
37,037	Structured Asset Securities Corp., 2.49%, 8/25/32	36
2,801,645	Thornburg Mortgage Securities Trust, 0.99%, 9/25/44	2,662
7,660,000	WaMu Mortgage Pass Through Certificates, 5.11%, 1/25/36	6,046

		141,940

Municipal (0%)
1,495,000	California State, 7.55%, 4/1/39	1,563
Supranational (1%)
2,050,000	Inter-American Development Bank, 3.875%, 9/17/19	2,276
1,120,000	International Bank for Reconstruction & Development, 5.00%, 4/1/16	1,319

		3,595

U.S. Government Agency (2%)
3,730,000	FHLMC, 0.87%, 10/28/13	3,758
7,390,000	FNMA, 1.62%, 10/26/15	7,469

		11,227

U.S. Treasury (18%)
2,830,000	U.S. Treasury Note, 1.25%, 8/31/15	2,847
7,650,000	U.S. Treasury Note, 1.87%, 10/31/17	7,637
26,070,000	U.S. Treasury Note, 2.50%, 3/31/15	27,785
5,440,000	U.S. Treasury Note, 3.00%, 8/31/16	5,896
2,225,000	U.S. Treasury Note, 4.37%, 5/15/40	2,370
2,646,000	U.S. Treasury Note, 4.62%, 2/15/40	2,937
6,580,000	U.S. Treasury Note, 5.375%, 2/15/31	8,177
8,350,000	U.S. Treasury Bill, 0.14%, 11/12/10 (d)	8,350
36,790,000	U.S. Treasury Bill, 0.16%, 4/14/11 (d)	36,764

		102,763

U.S. Treasury Inflation Indexed (2%)
14,048,048	U.S. Treasury Inflation Indexed Bond, 3.50%, 1/15/11	14,152

Total Bonds (Cost - $589,358)		616,579

Investment Company (Cost - $13,156) (2%)
13,155,991	Payden Cash Reserves Money Market Fund*	13,156

Total (Cost - $602,514) (a) (110%)		629,735
Liabilities in excess of Other Assets (−10%)		(57,594)

Net Assets (100%)		$572,141

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities in 000s:

Unrealized appreciation	$29,341
Unrealized depreciation	(2,120)

Net unrealized appreciation	$27,221

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.

(d)	Yield to maturity at time of purchase.

(e)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $7,978 and the total market value of the collateral held by the Fund is $8,186. Amounts in 000s.

(f)	Par in foreign currency.

(g)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
11/18/2010	Australian Dollar (Buy 3,127)	Royal Bank	$227
12/16/2010	Australian Dollar (Buy 3,144)	BNP Paribas	207
11/18/2010	Brazilian Real (Sell 8,781)	HSBC	25
12/22/2010	Canadian Dollar (Buy 6,045)	Morgan Stanley	78
12/21/2010	New Taiwan Dollar (Buy 231,530)	Barclays	246
1/28/2011	Singapore Dollar (Buy 9,539)	Morgan Stanley	37

			$820

Liabilities:
11/9/2010	British Pound (Sell 120)	HSBC	$(1)
11/18/2010	Euro (Sell 2,179)	Royal Bank	(164)
12/16/2010	Euro (Sell 2,122)	BNP Paribas	(19)
1/20/2011	Euro (Sell 4,271)	RBC Capital	(74)
1/24/2011	Euro (Sell 8,652)	State Street	(250)
12/21/2010	Malaysian Ringgit (Buy 27,259)	Morgan Stanley	(8)
1/20/2011	Swiss Franc (Buy 5,699)	RBC Capital	(68)

			$(584)

See notes to financial statements.

Annual Report

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA/AA	3%
A	28%
BBB	51%
BB	10%
B or Below	8%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
Corporate (97%)
Consumer Cyclical (9%)
200,000	Corrections Corp of America, 6.25%, 3/15/13	$203
100,000	CVS Caremark Corp., 6.12%, 9/15/39	108
300,000	Expedia Inc., 7.45%, 8/15/18	343
313,000	Harley-Davidson Funding Corp. 144A, 5.25%, 12/15/12 (b)	330
350,000	Home Depot Inc., 5.40%, 3/1/16	402
100,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	102
200,000	Limited Brands Inc., 7.00%, 5/1/20	221
300,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	326
140,000	Marks & Spencer PLC 144A, 6.25%, 12/1/17 (b)	155
420,000	Nordstrom Inc., 4.75%, 5/1/20	448
200,000	Starbucks Corp., 6.25%, 8/15/17	231
200,000	Starwood Hotels & Resorts Worldwide Inc., 7.87%, 5/1/12	216
310,000	Time Warner Inc., 4.70%, 1/15/21	334
400,000	Time Warner Inc., 7.625%, 4/15/31	488
195,000	Western Union Co., 5.93%, 10/1/16	229
150,000	Yum! Brands Inc., 6.25%, 3/15/18	178

		4,314

Consumer Non-Cyclical (6%)
80,000	Anheuser-Busch InBev Worldwide Inc. 144A, 8.20%, 1/15/39 (b)	113
200,000	Anheuser-Busch InBev Worldwide Inc., 5.375%, 1/15/20	227
285,000	Corn Products International Inc., 4.62%, 11/1/20	296
200,000	Dr Pepper Snapple Group Inc., 6.82%, 5/1/18	247
370,000	Fortune Brands Inc., 3.00%, 6/1/12	377
450,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	478
630,000	Kraft Foods Inc., 5.37%, 2/10/20	707
205,000	Reynolds American Inc., 6.75%, 6/15/17	233
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	173
90,000	Woolworths Ltd. 144A, 4.00%, 9/22/20 (b)	92

		2,943

Energy (8%)
325,000	EnCana Corp., 6.50%, 8/15/34	368
265,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	300
250,000	Gazprom Via Gaz Capital SA, 7.288%, 8/16/37 (d)	271
150,000	KazMunaiGaz Finance Sub. BV, 8.375%, 7/2/13 (d)	166
295,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	338
200,000	Kinder Morgan Inc., 6.50%, 9/1/12	213
200,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	218
84,000	Marathon Oil Corp., 5.90%, 3/15/18	98
185,000	Motiva Enterprises LLC 144A, 6.85%, 1/15/40 (b)	219
240,000	Nexen Inc., 7.50%, 7/30/39	294
200,000	Petro-Canada, 6.05%, 5/15/18	236
210,000	Petroleos Mexicanos, 6.00%, 3/5/20 (c)	238
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	263
210,000	TransCanada PipeLines Ltd., 7.625%, 1/15/39	276
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	227

		3,725

Financial (34%)
250,000	American Express Co., 8.125%, 5/20/19	322
450,000	American Express Credit Corp., 5.125%, 8/25/14	497
240,000	Axis Bank Ltd. 144A, 4.75%, 5/2/16 (b)	240
170,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)	192
410,000	BanColombia SA, 6.12%, 7/26/20	429
365,000	Bank of America Corp., 7.375%, 5/15/14	414
630,000	Bank of America Corp., 7.625%, 6/1/19	739
250,000	Bank of China Hong Kong Ltd. 144A, 5.55%, 2/11/20 (b)(c)	265
845,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	925
300,000	Blackstone Holdings Finance Co. 144A, 6.625%, 8/15/19 (b)	317
160,000	BM&F Bovespa SA 144A, 5.50%, 7/16/20 (b)	172
297,000	Chubb Corp., 6.37%, 3/29/67	308
115,000	Citigroup Inc., 6.00%, 10/31/33	111
1,000,000	Citigroup Inc., 6.01%, 1/15/15	1,109
110,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	116
100,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	113
285,000	Credit Suisse AG, 5.40%, 1/14/20	309
300,000	Credit Suisse New York, 6.00%, 2/15/18	338
400,000	FMR LLC 144A, 6.45%, 11/15/39 (b)	394
300,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	367
390,000	General Electric Capital Corp., 4.37%, 9/16/20	394
500,000	General Electric Capital Corp., 5.875%, 1/14/38	510
200,000	General Electric Capital Corp., 5.90%, 5/13/14	228

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

445,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	$461
300,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	336
330,000	Goldman Sachs Group Inc., 6.75%, 10/1/37	347
530,000	HSBC USA Inc., 5.00%, 9/27/20	532
250,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	263
440,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	477
115,000	JPMorgan Chase & Co., 6.40%, 5/15/38	131
135,000	KeyCorp, 6.50%, 5/14/13	149
300,000	Macquarie Group Ltd. 144A, 6.00%, 1/14/20 (b)	313
230,000	Merrill Lynch & Co., 6.11%, 1/29/37	220
100,000	MetLife Inc., 10.75%, 8/1/39	135
135,000	MetLife Inc., 5.70%, 6/15/35	141
290,000	MetLife Inc., 6.75%, 6/1/16	348
330,000	Morgan Stanley, 4.00%, 7/24/15	340
300,000	Morgan Stanley, 6.00%, 5/13/14	330
130,000	NASDAQ OMX Group Inc., 5.55%, 1/15/20	137
425,000	North Fork Bancorporation Inc., 5.87%, 8/15/12	451
245,000	PNC Funding Corp., 4.37%, 8/11/20	249
200,000	Prudential Financial Inc., 4.75%, 9/17/15	218
250,000	Prudential Financial Inc., 7.375%, 6/15/19	304
100,000	RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	115
200,000	TD Ameritrade Holding Corp., 4.15%, 12/1/14	213
310,000	Wachovia Corp., 5.50%, 8/1/35	292
550,000	Wachovia Corp., 5.625%, 10/15/16	614
175,000	WellPoint Inc., 5.85%, 1/15/36	178

		16,103

Healthcare (5%)
301,000	Boston Scientific Corp., 6.40%, 6/15/16	331
230,000	Express Scripts Inc., 7.25%, 6/15/19	288
195,000	Genzyme Corp., 3.62%, 6/15/15	208
300,000	Life Technologies Corp., 6.00%, 3/1/20	338
250,000	Mylan Inc. 144A, 7.62%, 7/15/17 (b)	276
250,000	Pfizer Inc., 7.20%, 3/15/39	333
400,000	Warner Chilcott Co. LLC 144A, 7.75%, 9/15/18 (b)	418
285,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	312

		2,504

Industrial (2%)
135,000	Boeing Co., 6.875%, 3/15/39	168
450,000	Embraer Overseas Ltd., 6.375%, 1/15/20	497
195,000	Textron Inc., 5.60%, 12/1/17	212
125,000	Waste Management Inc., 7.75%, 5/15/32	156

		1,033

Material (9%)
420,000	AngloGold Ashanti Holdings PLC, 5.37%, 4/15/20	449
300,000	ArcelorMittal, 9.85%, 6/1/19	388
260,000	Celulosa Arauco y Constituciìn SA 144A, 5.00%, 1/21/21 (b)	269
420,000	Cliffs Natural Resources Inc., 5.90%, 3/15/20	462
300,000	Dow Chemical Co., 5.70%, 5/15/18	328
135,000	Dow Chemical Co., 7.60%, 5/15/14	159
80,000	Dow Chemical Co., 9.40%, 5/15/39	114
195,000	Georgia-Pacific LLC, 8.125%, 5/15/11	202
350,000	Gerdau Trade Inc. 144A, 5.75%, 1/30/21 (b)	364
385,000	Teck Resources Ltd., 4.50%, 1/15/21	403
405,000	Vale Overseas Ltd., 6.25%, 1/11/16	466
200,000	Vale Overseas Ltd., 6.87%, 11/21/36	228
400,000	Weyerhaeuser Co., 7.375%, 10/1/19	444

		4,276

Real Estate Investment Trust (2%)
275,000	Health Care REIT Inc., 4.70%, 9/15/17	284
250,000	Simon Property Group LP, 5.65%, 2/1/20	283
280,000	Vornado Realty LP, 4.25%, 4/1/15	291

		858

Technology (1%)
200,000	Broadcom Corp. 144A, 2.37%, 11/1/15 (b)	202
250,000	Symantec Corp., 4.20%, 9/15/20	252

		454

Telecommunication (16%)
450,000	America Movil SAB de CV, 5.50%, 3/1/14	501
205,000	American Tower Corp., 4.62%, 4/1/15	221
285,000	AT&T Inc., 6.55%, 2/15/39	326
245,000	AT&T Mobility LLC, 8.75%, 3/1/31	345
325,000	British Sky Broadcasting Group PLC 144A, 9.50%, 11/15/18 (b)	446
200,000	CBS Corp., 8.20%, 5/15/14	240
160,000	CBS Corp., 8.87%, 5/15/19	208
250,000	CC Holdings GS V LLC 144A, 7.75%, 5/1/17 (b)	282
450,000	Comcast Corp., 5.15%, 3/1/20	496
100,000	Comcast Corp., 6.40%, 5/15/38	110
450,000	DirecTV Holdings LLC, 4.75%, 10/1/14	494
200,000	Discovery Communications LLC, 3.70%, 6/1/15	214
210,000	Grupo Televisa SA, 6.00%, 5/15/18	238
300,000	NBC Universal Inc. 144A, 3.65%, 4/30/15 (b)	318
300,000	News America Inc., 6.40%, 12/15/35	326
385,000	Omnicom Group Inc., 5.90%, 4/15/16	448
150,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	169
115,000	Reed Elsevier Capital Inc., 8.625%, 1/15/19	151
200,000	Rogers Communications Inc., 6.80%, 8/15/18	250
95,000	Telecom Italia Capital SA, 6.00%, 9/30/34	92
150,000	Telecom Italia Capital SA, 6.175%, 6/18/14	168
200,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	205
60,000	Telefonica Emisiones SAU, 7.045%, 6/20/36	72
200,000	Thomson Reuters Corp., 6.50%, 7/15/18	244
80,000	Time Warner Cable Inc., 5.85%, 5/1/17	91
250,000	Time Warner Cable Inc., 6.75%, 6/15/39	288
100,000	Time Warner Entertainment Co. LP, 8.375%, 7/15/33	127
120,000	Verizon Communications Inc., 5.85%, 9/15/35	128
200,000	Verizon Global Funding Corp., 7.75%, 6/15/32	254
300,000	Virgin Media Secured Finance PLC, 6.50%, 1/15/18	323

		7,775

Transportation (2%)
450,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	456
250,000	Kazakhstan Temir Zholy Finance BV 144A, 6.37%, 10/6/20 (b)	262

		718

Utility (3%)
35,000	Consolidated Edison Co. of New York Inc., 6.75%, 4/1/38	43
290,000	Exelon Corp., 4.90%, 6/15/15	320
250,000	MidAmerican Energy Holdings, 6.125%, 4/1/36	280
140,000	National Grid PLC, 6.30%, 8/1/16	166
215,000	NiSource Finance Corp., 6.125%, 3/1/22	245
245,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	276
225,000	Sempra Energy, 9.80%, 2/15/19	314

		1,644

Total Corporate		46,347

U.S. Treasury (1%)
300,000	U.S. Treasury Note, 2.62%, 8/15/20	300

Total Bonds (Cost - $42,519)		46,647

Investment Company (Cost - $945) (2%)
944,837	Payden Cash Reserves Money Market Fund*	945

Total (Cost - $43,464) (a) (100%)		47,592
Liabilities in excess of Other Assets (0%)		(207)

Net Assets (100%)		$47,385

Annual Report

Payden Corporate Bond Fund continued

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities in 000s:

Unrealized appreciation	$4,137
Unrealized depreciation	(9)

Net unrealized appreciation	$4,128

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $401 and the total market value of the collateral held by the Fund is $411. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

8	U.S. Treasury 20 Year Note Future	Dec-10	$1,048	$(23)

See notes to financial statements.

Payden Mutual Funds

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	2%
BBB	2%
BB	29%
B	55%
CCC	12%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (97%)
Airport/Port (1%)
2,920,000	Delta Air Lines Inc. 144A, 9.50%, 9/15/14 (b)	$3,227
3,300,000	United Air Lines Inc. 144A, 9.875%, 8/1/13 (b)	3,647

		6,874

Consumer Cyclical (17%)
2,985,000	ACCO Brands Corp., 7.625%, 8/15/15	2,970
3,305,000	Ameristar Casinos Inc., 9.25%, 6/1/14	3,594
4,555,000	AMC Entertainment Inc., 8.75%, 6/1/19	4,902
3,680,000	Ashtead Capital Inc. 144A, 9.00%, 8/15/16 (b)	3,892
4,740,000	Avis Budget Car Rental LLC, 7.625%, 5/15/14	4,894
3,000,000	Blue Acquisition Sub Inc. 144A, 9.87%, 10/15/18 (b)(c)	3,247
5,250,000	Boyd Gaming Corp. 144A, 9.12%, 12/1/18 (b)	5,263
820,000	Boyd Gaming Corp., 7.75%, 12/15/12 (c)	828
3,115,000	Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14 (c)	3,294
2,605,000	Carrols Corp., 9.00%, 1/15/13	2,644
4,000,000	Cedar Fair LP 144A, 9.12%, 8/1/18 (b)	4,320
3,750,000	CKE Restaurants Inc. 144A, 11.37%, 7/15/18 (b)(c)	4,064
1,145,000	Constellation Brands Inc., 7.25%, 5/15/17	1,261
3,130,000	Constellation Brands Inc., 7.25%, 9/1/16	3,459
3,305,000	Dollar General Corp., 10.625%, 7/15/15	3,669
3,435,000	Easton-Bell Sports Inc., 9.75%, 12/1/16	3,778
1,500,000	Elizabeth Arden Inc., 7.75%, 1/15/14	1,528
3,050,000	Equinox Holdings Inc. 144A, 9.50%, 2/1/16 (b)	3,218
1,484,000	GameStop Corp., 8.00%, 10/1/12	1,538
2,790,000	Hanesbrands Inc., 8.00%, 12/15/16	3,034
1,000,000	Harrah’s Operating Co. Inc. 144A, 12.75%, 4/15/18 (b)	995
2,650,000	Harrah’s Operating Co. Inc., 11.25%, 6/1/17	2,941
4,900,000	Hertz Corp., 8.875%, 1/1/14	5,059
3,293,000	Host Hotels & Resorts LP, 7.125%, 11/1/13	3,351
1,985,000	Jarden Corp., 7.50%, 5/1/17	2,121
2,800,000	Jarden Corp., 8.00%, 5/1/16	3,104
3,200,000	K Hovnanian Enterprises Inc., 10.62%, 10/15/16	3,272
4,920,000	KB Home, 6.25%, 6/15/15	4,766
3,440,000	Lennar Corp., 5.60%, 5/31/15	3,268
1,170,000	Leslie’s Poolmart, 7.75%, 2/1/13	1,196
4,150,000	Levi Strauss & Co., 7.62%, 5/15/20	4,389
635,000	Levi Strauss & Co., 8.875%, 4/1/16	676
3,500,000	Limited Brands Inc., 6.90%, 7/15/17	3,815
6,635,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	7,216
3,775,000	MGM Resorts International, 6.75%, 4/1/13	3,690
5,000,000	NBTY Inc. 144A, 9.00%, 10/1/18 (b)	5,338
4,500,000	Neiman Marcus Group Inc., 9.00%, 10/15/15 (c)	4,725
2,105,000	NPC International, Inc., 9.50%, 5/1/14	2,189
2,235,000	Penn National Gaming Inc., 6.75%, 3/1/15	2,291
855,000	Penn National Gaming Inc., 8.75%, 8/15/19	951
4,500,000	Phillips-Van Heusen Corp., 7.37%, 5/15/20	4,899
3,540,000	Pinnacle Entertainment Inc., 7.50%, 6/15/15	3,540
3,000,000	QVC Inc. 144A, 7.50%, 10/1/19 (b)	3,240
3,100,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	3,247
3,300,000	Rite Aid Corp., 10.375%, 7/15/16 (c)	3,527
2,750,000	Royal Caribbean Cruises Ltd., 6.875%, 12/1/13	2,970
2,460,000	RSC Equipment Rental Inc., 9.50%, 12/1/14	2,580
2,645,000	Sally Holdings LLC, 9.25%, 11/15/14	2,794
3,080,000	Sealy Mattress Co., 8.25%, 6/15/14	3,134
2,000,000	Sonic Automotive Inc., 9.00%, 3/15/18	2,108
3,425,000	Starwood Hotels & Resorts Worldwide Inc., 7.875%, 10/15/14	3,939
4,285,000	Susser Holdings LLC, 8.50%, 5/15/16	4,590
2,860,000	Toys “R” Us Property Co. LLC 144A, 8.50%, 12/1/17 (b)	3,110
3,150,000	WMG Acquisition Corp., 9.50%, 6/15/16	3,410
4,300,000	Wynn Las Vegas LLC Corp, 7.87%, 5/1/20	4,687

		182,525

Consumer Non-Cyclical (11%)
7,855,000	Alliance One International Inc., 10.00%, 7/15/16	8,680
5,240,000	American Achievement Corp. 144A, 10.87%, 4/15/16 (b)	5,397
8,610,000	Aramark Corp., 8.50%, 2/1/15	9,084
3,290,000	B&G Foods Inc., 7.62%, 1/15/18	3,512
3,100,000	C&S Group Enterprises LLC 144A, 8.37%, 5/1/17 (b)	3,115
4,365,000	Central Garden & Pet Co., 8.25%, 3/1/18	4,605

Annual Report

Payden High Income Fund continued

Principal		Value
or Shares	Security Description	(000)

3,270,000	CEDC Finance Corp. International Inc. 144A, 9.125%, 12/1/16 (b)	$3,548
2,000,000	Corrections Corp. of America, 7.75%, 6/1/17	2,185
4,815,000	Dean Foods Co., 7.00%, 6/1/16	4,839
3,210,000	Del Monte Corp., 7.50%, 10/15/19	3,539
3,700,000	DineEquity Inc. 144A, 9.50%, 10/30/18 (b)	3,959
4,600,000	DynCorp International Inc. 144A, 10.37%, 7/1/17 (b)	4,726
1,045,000	Geo Group Inc., 7.75%, 10/15/17	1,146
2,180,000	Great Atlantic & Pacific Tea Co. 144A, 11.375%, 8/1/15 (b)(c)	1,608
2,760,000	Ingles Markets Inc., 8.875%, 5/15/17	3,064
2,726,000	Iron Mountain Inc., 7.75%, 1/15/15	2,760
1,000,000	Iron Mountain Inc., 8.375%, 8/15/21	1,126
2,180,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	2,316
3,280,000	JBS SA 144A, 10.50%, 8/4/16 (b)(c)	3,719
2,850,000	Landry’s Restaurant Inc., 11.625%, 12/1/15	3,071
4,500,000	Lear Corp., 8.12%, 3/15/20	5,029
4,400,000	Michael Foods Inc. 144A, 9.75%, 7/15/18 (b)	4,818
3,000,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (b)(c)	3,221
1,295,000	New Albertson’s Inc., 8.00%, 5/1/31	1,059
3,155,000	Pinnacle Foods Finance LLC, 10.625%, 4/1/17 (c)	3,447
2,740,000	Pinnacle Foods Finance LLC, 9.25%, 4/1/15	2,901
4,500,000	Reynolds Group Issuer Inc. 144A, 9.00%, 4/15/19 (b)	4,697
1,000,000	Smithfield Foods Inc. 144A, 10.00%, 7/15/14 (b)	1,158
3,155,000	Stater Brothers Holdings, 8.125%, 6/15/12	3,175
875,000	SUPERVALU Inc., 7.50%, 11/15/14	886
1,975,000	SUPERVALU Inc., 8.00%, 5/1/16	2,017
4,350,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	4,396

		112,803

Energy (11%)
2,300,000	AmeriGas Partners LP/Eagle Finance Corp., 7.125%, 5/20/16	2,409
1,970,000	Arch Coal Inc., 8.75%, 8/1/16	2,221
325,000	Chesapeake Energy Corp., 6.50%, 8/15/17	340
1,620,000	Chesapeake Energy Corp., 6.875%, 11/15/20 (c)	1,733
8,175,000	Chesapeake Energy Corp., 9.50%, 2/15/15	9,524
2,500,000	Cimarex Energy Co.,7.125%, 5/1/17	2,662
3,915,000	Consol Energy Inc. 144A, 8.00%, 4/1/17 (b)	4,306
3,000,000	Denbury Resources Inc., 9.75%, 3/1/16	3,412
1,920,000	El Paso Corp., 144A, 6.50%, 9/15/20 (b)	2,013
1,185,000	El Paso Corp., 7.75%, 1/15/32	1,275
11,265,000	El Paso Corp., 8.25%, 2/15/16	12,856
1,360,000	Encore Acquisition Co., 9.50%, 5/1/16	1,540
4,950,000	Energy Transfer Equity LP, 7.50%, 10/15/20	5,420
4,850,000	EXCO Resources Inc., 7.50%, 9/15/18	4,801
3,030,000	Forest Oil Corp., 7.25%, 6/15/19	3,200
1,000,000	Harvest Operations Corp. 144A, 6.87%, 10/1/17 (b)	1,055
1,000,000	Inergy Finance LP 144A, 7.00%, 10/1/18 (b)	1,050
2,220,000	Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	2,300
3,000,000	Linn Energy LLC 144A, 7.75%, 2/1/21 (b)	3,113
2,000,000	Linn Energy LLC 144A, 8.62%, 4/15/20 (b)	2,170
2,450,000	Newfield Exploration Co., 6.625%, 4/15/16	2,560
1,000,000	Newfield Exploration Co., 6.875%, 2/1/20	1,073
3,800,000	Niska Gas Storage 144A, 8.87%, 3/15/18 (b)	4,171
2,700,000	OPTI Canada Inc. 144A, 9.00%, 12/15/12 (b)	2,768
3,745,000	Peabody Energy Corp., 7.375%, 11/1/16	4,260
3,310,000	Petrohawk Energy Corp. 10.50%, 8/1/14	3,798
2,400,000	Petrohawk Energy Corp. 144A, 7.25%, 8/15/18 (b)	2,502
2,090,000	Pioneer Natural Resource Co., 5.875%, 7/15/16	2,200
1,700,000	Plains Exploration & Production Co., 10.00%, 3/1/16	1,949
1,000,000	Plains Exploration & Production Co., 7.00%, 3/15/17	1,040
4,300,000	Sabine Pass LNG LP, 7.50%, 11/30/16	3,994
3,200,000	SandRidge Energy Inc. 144A, 8.75%, 1/15/20 (b)(c)	3,344
3,215,000	Southwestern Energy Co., 7.50%, 2/1/18	3,713
2,350,000	Targa Resources Partners LP, 8.25%, 7/1/16	2,503
3,450,000	Tesoro Corp., 6.625%, 11/1/15	3,502
2,250,000	Western Refining Inc. 144A, 11.25%, 6/15/17 (b)	2,306
5,000,000	Whiting Petroleum Corp., 6.50%, 10/1/18	5,388

		118,471

Financial (11%)
2,400,000	Ally Financial Inc. 144A, 7.50%, 9/15/20 (b)	2,604
4,000,000	Ally Financial Inc. 144A, 8.00%, 3/15/20 (b)	4,430
5,300,000	Ally Financial Inc., 6.875%, 9/15/11	5,452
3,810,000	Ally Financial Inc., 7.50%, 12/31/13	4,115
4,000,000	American General Finance Corp., 4.00%, 3/15/11	3,980
4,100,000	American International Group Inc., 8.25%, 8/15/18	4,915
5,675,000	BAC Capital Trust VI, 5.625%, 3/8/35	5,156
3,800,000	CBA Capital Trust II 144A, 6.02%, 3/29/49 (b)	3,774
3,800,000	Citigroup Capital XXI, 8.30%, 12/21/57	3,995
13,900,000	CIT Group Inc., 7.00%, 5/1/15	13,952
4,580,000	Ford Motor Credit Co. LLC, 12.00%, 5/15/15	5,876
5,205,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	5,681
2,500,000	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	2,686
1,900,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	2,327
3,500,000	Hartford Financial Services Group Inc., 8.125%, 6/15/38	3,745
4,100,000	Icahn Enterprises LP, 7.75%, 1/15/16	4,233
4,000,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	4,011
4,500,000	Interactive Data Corp. 144A, 10.25%, 8/1/18 (b)	4,961
1,250,000	International Lease Finance Corp. 144A, 8.62%, 9/15/15 (b)	1,409
5,350,000	International Lease Finance Corp., 5.65%, 6/1/14	5,377
4,500,000	ING Groep NV, 5.775%, 12/29/49	4,174
5,250,000	Janus Capital Group Inc., 6.95%, 6/15/17	5,506
3,500,000	Leucadia National Corp., 7.125%, 3/15/17	3,618
4,000,000	Liberty Mutual Group Inc. 144A, 7.80%, 3/15/37 (b)	4,040
4,000,000	NB Capital Trust IV, 8.25%, 4/15/27	4,110
3,720,000	Shimao Property Holding Ltd. 144A, 8.00%, 12/1/16 (b)	3,711

		117,838

Healthcare (10%)
1,225,000	Apria Healthcare Group Inc., 11.25%, 11/1/14	1,358
1,000,000	Apria Healthcare Group Inc., 12.375%, 11/1/14	1,124
4,610,000	Bausch & Lomb Inc., 9.875%, 11/1/15	5,036
2,760,000	Biomet Inc., 10.00%, 10/15/17	3,077
4,340,000	Boston Scientific Corp., 6.40%, 6/15/16	4,767
9,095,000	CHS/Community Health Systems Inc., 8.875%, 7/15/15	9,754
2,000,000	DaVita Inc., 6.62%, 11/1/20	2,062
4,756,000	DaVita Inc., 6.625%, 3/15/13	4,899
5,000,000	Hanger Orthopedic Group Inc. 144A, 7.12%, 11/15/18 (b)	5,050
1,000,000	HCA Inc., 7.25%, 9/15/20	1,099
2,290,000	HCA Inc., 7.50%, 11/6/33	2,118
1,000,000	HCA Inc., 7.87%, 2/15/20	1,112
4,350,000	HCA Inc., 9.125%, 11/15/14	4,570
6,400,000	HCA Inc., 9.25%, 11/15/16	6,944
1,935,000	Healthsouth Corp., 10.75%, 6/15/16	2,131
500,000	Healthsouth Corp., 7.25%, 10/1/18	522
2,530,000	IASIS Healthcare LLC, 8.75%, 6/15/14	2,603

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

4,260,000	Mylan Inc. 144A, 7.62%, 7/15/17 (b)	$4,707
3,375,000	Omnicare Inc., 6.875%, 12/15/15	3,476
2,325,000	Patheon Inc. 144A, 8.62%, 4/15/17 (b)	2,424
2,500,000	Psychiatric Solutions Inc., 7.75%, 7/15/15	2,613
3,800,000	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16	4,275
1,000,000	Tenet Healthcare Corp. 144A, 8.00%, 8/1/20 (b)	1,019
1,412,000	Tenet Healthcare Corp., 10.00%, 5/1/18	1,645
1,412,000	Tenet Healthcare Corp., 9.00%, 5/1/15	1,560
4,725,000	United Surgical Partners International Inc., 8.875%, 5/1/17	4,997
2,915,000	US Oncology Inc., 9.12%, 8/15/17	3,258
5,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (b)	5,263
2,500,000	Vanguard Health Holding Co. LLC, 8.00%, 2/1/18	2,647
6,300,000	Warner Chilcott Co. LLC 144A, 7.75%, 9/15/18 (b)	6,584

		102,694

Industrial (9%)
4,110,000	AK Steel Corp., 7.62%, 5/15/20	4,300
4,000,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (b)	4,240
2,005,000	Baldor Electric Co., 8.62%, 2/15/17	2,150
1,005,000	Ball Corp., 6.625%, 3/15/18	1,045
1,015,000	Ball Corp., 7.375%, 9/1/19	1,137
2,210,000	Berry Plastics Corp., 8.25%, 11/15/15 (c)	2,340
2,000,000	Bombardier Inc. 144A, 7.75%, 3/15/20 (b)	2,230
4,600,000	Case New Holland Inc. 144A, 7.87%, 12/1/17 (b)	5,163
3,000,000	Case New Holland Inc., 7.75%, 9/1/13	3,292
5,000,000	CHC Helicopter SA 144A, 9.25%, 10/15/20 (b)	5,250
1,800,000	Crown Americas LLC, 7.625%, 5/15/17	1,962
5,000,000	Gerdau Trade Inc. 144A, 5.75%, 1/30/21 (b)	5,206
3,305,000	Goodyear Tire & Rubber Co., 10.50%, 5/15/16	3,801
3,800,000	Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	4,166
3,970,000	Marfrig Overseas Ltd. 144A, 9.50%, 5/4/20 (b)	4,278
3,455,000	Masco Corp., 6.125%, 10/3/16	3,542
2,500,000	Mohawk Industries Inc., 6.87%, 1/15/16	2,684
1,000,000	Navios Maritime Acquisiton Corp. 144A, 8.62%, 11/1/17 (b)	1,015
3,140,000	Navios Maritime Holdings Inc. 144A, 8.875%, 11/1/17 (b)	3,368
3,385,000	Navistar International Corp., 8.25%, 11/1/21	3,728
1,969,000	Owens-Brockway Glass Container Inc., 7.375%, 5/15/16	2,156
1,260,000	SPX Corp., 7.625%, 12/15/14	1,405
4,650,000	Texas Industries Inc. 144A, 9.25%, 8/15/20 (b)	4,917
3,800,000	TransDigm Inc., 7.75%, 7/15/14	3,924
3,045,000	Triumph Group Inc., 8.62%, 7/15/18	3,365
2,300,000	TRW Automotive Inc. 144A, 7.00%, 3/15/14 (b)	2,473
4,500,000	United Rentals North America Inc., 9.25%, 12/15/19	5,018
4,080,000	United States Steel Corp., 7.37%, 4/1/20	4,279
2,825,000	Western Express Inc. 144A, 12.50%, 4/15/15 (b)	2,712

		95,146

Material (7%)
3,500,000	Boise Paper Holdings LLC, 8.00%, 4/1/20	3,797
3,590,000	Diversey Inc., 8.25%, 11/15/19	3,945
2,130,000	FMG Finance Pty Ltd. 144A, 10.62%, 9/1/16 (b)	3,152
6,380,000	Freeport-McMoRan Copper & Gold Inc., 8.375%, 4/1/17	7,226
5,595,000	Georgia-Pacific LLC 144A, 7.125%, 1/15/17 (b)	6,043
3,500,000	Hexion US Finance Corp / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	3,776
1,000,000	Hexion US Finance Corp. 144A, 9.00%, 11/15/20 (b)	1,042
4,900,000	Huntsman International LLC 144A, 8.62%, 3/15/21 (b)(c)	5,396
4,380,000	Libbey Glass Inc. 144A, 10.00%, 2/15/15 (b)	4,785
6,500,000	Lyondell Chemical Co. 144A, 8.00%, 11/1/17 (b)	7,134
2,210,000	Nalco Co., 8.25%, 5/15/17	2,472
4,600,000	Nova Chemicals Corp., 8.375%, 11/1/16	5,049
500,000	PH Glatfelter Co., 7.125%, 5/1/16	516
2,000,000	PolyOne Corp., 7.37%, 9/15/20	2,128
3,100,000	Solutia Inc., 7.87%, 3/15/20	3,437
4,285,000	Steel Dynamics Inc., 7.375%, 11/1/12	4,601
1,570,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)(c)	1,707
750,000	Verso Paper Holdings LLC., 9.125%, 8/1/14 (c)	776
3,250,000	Weyerhaeuser Co., 7.375%, 10/1/19	3,603

		70,585

Technology (2%)
4,970,000	Equinix Inc., 8.12%, 3/1/18	5,293
2,300,000	Fidelity National Information Services Inc. 144A, 7.62%, 7/15/17 (b)	2,501
5,390,000	First Data Corp., 9.875%, 9/24/15	4,581
1,300,000	Seagate Technology International 144A, 10.00%, 5/1/14 (b)	1,593
3,395,000	SunGard Data Systems Inc., 10.25%, 8/15/15	3,586
1,715,000	SunGard Data Systems Inc., 9.125%, 8/15/13	1,764

		19,318

Telecommunications (14%)
2,500,000	Cablevision Systems Corp., 7.75%, 4/15/18	2,741
1,655,000	Cablevision Systems Corp., 8.625%, 9/15/17	1,876
6,650,000	CCO Holdings Capital Corp. 144A, 7.87%, 4/30/18 (b)	7,099
3,735,000	Cincinnati Bell Inc., 8.75%, 3/15/18	3,632
3,785,000	Clear Channel Worldwide Holdings Inc., 9.25%, 12/15/17	4,154
1,185,000	Cricket Communications Inc., 7.75%, 5/15/16	1,283
2,050,000	Cricket Communications Inc., 9.375%, 11/1/14 (c)	2,158
3,495,000	Crown Castle International Corp., 9.00%, 1/15/15	3,923
3,330,000	CSC Holdings LLC, 7.87%, 2/15/18 (c)	3,738
3,430,000	CSC Holdings LLC, 8.50%, 4/15/14	3,842
3,490,000	CSC Holdings LLC, 8.62%, 2/15/19	4,053
1,600,000	Digicel Group Ltd. 144A, 8.25%, 9/1/17 (b)	1,690
265,000	Dish DBS Corp., 6.375%, 10/1/11	275
7,680,000	Dish DBS Corp., 6.625%,10/1/14	8,150
3,400,000	Entravision Communications Corp. 144A, 8.75%, 8/1/17 (b)	3,659
4,430,000	Frontier Communications Corp, 6.25%, 1/15/13	4,718
2,000,000	Frontier Communications Corp., 8.125%, 10/1/18	2,290
2,100,000	Frontier Communications Corp., 8.25%, 4/15/17	2,404
12,150,000	Intelsat Jackson Holdings 144A, 7.25%, 10/15/20 (b)	12,484
3,875,000	Lamar Media Corp., 7.87%, 4/15/18	4,156
3,000,000	Mediacom LLC, 9.125%, 8/15/19 (c)	3,188
4,330,000	MetroPCS Wireless Inc., 9.25%, 11/1/14 (c)	4,557
2,730,000	Nextel Communications Inc., 7.375%, 8/1/15	2,754
2,300,000	Nielsen Finance LLC, 11.50%, 5/1/16	2,657
2,500,000	NII Capital Corp., 10.00%, 8/15/16	2,847
2,400,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (b)	2,434
5,125,000	Qwest Communications International Inc., 7.50%, 2/15/14	5,253

Annual Report

Payden High Income Fund continued

Principal		Value
or Shares	Security Description	(000)

1,000,000	Qwest Communications International Inc., 8.00%, 10/1/15	$1,093
2,750,000	SBA Telecommunications Inc., 8.25%, 8/15/19	3,108
1,230,000	Sprint Capital Corp., 6.875%, 11/15/28	1,165
3,400,000	Sprint Capital Corp., 6.90%, 5/1/19	3,494
3,860,000	Sprint Capital Corp., 8.375%, 3/15/12	4,145
3,030,000	Sprint Nextel Corp., 6.00%, 12/1/16	3,045
4,400,000	TW Telecom Holdings Inc., 8.00%, 3/1/18	4,774
2,025,000	Virgin Media Finance PLC, 9.50%, 8/15/16	2,311
3,000,000	VIP Finance Ireland Ltd. OJSC Vimpel Communications, 9.125%, 4/30/18 (c)(d)	3,431
1,750,000	Wind Acquisition Finance SA 144A, 11.75%, 7/15/17 (b)	2,004
1,695,000	Wind Acquisition Finance SA 144A, 12.00%, 12/1/15 (b)	1,805
1,370,000	Windstream Corp., 7.00%, 3/15/19	1,392
1,000,000	Windstream Corp., 7.875%, 11/1/17	1,098
2,150,000	Windstream Corp., 8.125%, 8/1/13	2,378
4,430,000	Windstream Corp., 8.625%, 8/1/16	4,729

		141,987

Utility (4%)
1,205,000	AES Corp., 7.75%, 3/1/14	1,322
2,275,000	AES Corp., 8.00%, 10/15/17	2,514
1,170,000	AES Corp., 8.00%, 6/1/20	1,319
4,000,000	BreitBurn Energy Partners LP 144A, 8.62%, 10/15/20 (b)	4,060
3,700,000	Calpine Corp. 144A, 7.25%, 10/15/17 (b)	3,866
1,800,000	Calpine Corp. 144A, 7.87%, 7/31/20 (b)	1,894
10,890,000	Edison Mission Energy, 7.00%, 5/15/17	8,086
1,430,000	Edison Mission Energy, 7.625%, 5/15/27	969
2,025,000	Intergen NV 144A, 9.00%, 6/30/17 (b)	2,197
2,160,000	Mirant North America LLC., 7.37%, 12/31/13	2,228
3,485,000	NRG Energy Inc., 7.375%, 2/1/16	3,637
3,170,000	NRG Energy Inc., 8.50%, 6/15/19	3,408
1,440,000	NV Energy Inc., 8.625%, 3/15/14	1,490
1,580,000	RRI Energy Inc., 6.75%, 12/15/14	1,621

		38,611

Total Bonds (Cost - $921,403)		1,006,852

Investment Company (Cost - $80,761) (8%)
80,760,764	Payden Cash Reserves Money Market Fund*	80,761

Total (Cost - $1,002,164) (a) (105%)		1,087,613
Liabilities in excess of Other Assets (−5%)		(48,480)

Net Assets (100%)		$1,039,133

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$87,769
Unrealized depreciation	(2,320)

Net unrealized appreciation	$85,449

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $47,798 and the total market value of the collateral held by the Fund is $49,844. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Payden Mutual Funds

Payden Tax Exempt Bond Fund

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	22%
AA	51%
A	21%
BBB	6%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (99%)
General Obligation (25%)
450,000	California State, 5.00%, 12/1/15	$516
400,000	California State, 5.00%, 3/1/14	445
10,000	Dallas TX, 5.00%, 2/15/18	10
295,000	Georgia State, 5.00%, 3/1/13	325
400,000	Gwinnett County, GA School District, 5.00%, 2/1/29	461
400,000	Maryland State, 5.00%, 3/1/21	476
385,000	Massachusetts State, 5.50%, 12/1/16	469
355,000	Minnesota State, 4.00%, 8/1/17	404
300,000	Minnesota State, 5.00%, 8/1/15	352
265,000	Newport News VA, 2.50%, 9/1/14	279
210,000	North Carolina State, 5.00%, 5/1/20	255
500,000	Pennsylvania State, 5.00%, 5/1/16	590
5,000	Prince George’s County, MD, 5.50%, 5/15/13 (b) FSA	6
200,000	San Francisco, CA Bay Area Rapid Transit District, 5.00%, 8/1/26	222
200,000	Texas State, 4.00%, 8/1/20	222
300,000	Wake County NC, 5.00%, 3/1/16	356
490,000	Washington State, 5.00%, 8/1/22	564
350,000	Wisconsin State, 5.00%, 5/1/19 (b) AMBAC	417

		6,369

Revenue (74%)
Airport/Port (3%)
330,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	391
400,000	Metropolitan Washington Airports Authority, 5.375%, 10/1/14 (b) FSA	431

		822

Electric & Gas (5%)
300,000	Intermountain Power Agency UT, 5.00%, 7/1/17 (b) AMBAC	348
300,000	Mesa, AZ Utility Systems, 5.25%, 7/1/17 (b) FGIC	352
250,000	Salt River Project, AZ Agriculture Improvement & Power District, 4.00%, 1/1/15	278
300,000	Vernon CA, Electric Systems, 5.00%, 8/1/11	310

		1,288

Healthcare (2%)
150,000	Allegheny County PA, Hospital Development Authority, 5.00%, 6/15/12	160
400,000	Multnomah County, OR Hospital Facilities Authority, 5.25%, 10/1/13	448

		608

Industrial (1%)
110,000	Indiana Development Finance Authority, 5.75%, 10/1/11	112
Industrial Development /Pollution Control (6%)
470,000	Burke County, GA Development Authority, 2.30%, 10/1/32	479
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	415
600,000	Oconee County, SC Pollution Control, 3.60%, 2/1/17	638

		1,532

Lease (9%)
500,000	California State Public Works Board, 5.25%, 6/1/13	541
530,000	Lancaster, SC Educational Assistance Program Inc., 5.25%, 12/1/17	587
300,000	Laurens County, SC School District, 5.25%, 12/1/22	317
400,000	New York State Urban Development Corp., 5.25%, 1/1/23	446
200,000	Oregon State Department of Administrative Services, 5.00%, 11/1/15	232

		2,123

Miscellaneous (7%)
315,000	Harris County, TX Cultural Education Facilities Finance Corp., 4.00%, 11/15/21	327
500,000	Lower Colorado River Authority, TX, 5.00%, 5/15/13 (b) MBIA	549
400,000	Maine Municipal Bond Bank, 5.125%, 11/1/23	462
300,000	New Mexico Educational Assistance Foundation, 4.00%, 9/1/17	326

		1,664

Pre-Refunded (6%)
240,000	California State, 5.00%, 7/1/23	244
100,000	Connecticut State, 5.125%, 11/15/13	105

Annual Report

Payden Tax Exempt Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

5,000	Georgia State, 5.00%, 3/1/13	$5
250,000	Honolulu HI, City & County Board of Water Supply, 5.25%, 7/1/31 (b) FSA	258
250,000	Maryland State, 5.00%, 2/15/18	292
200,000	Missouri Highway & Transportation Commission, 4.50%, 2/1/18	210
125,000	Texas State, 5.375%, 10/1/13	137
205,000	Virginia State Resources Authority, 5.00%, 11/1/11	214

		1,465

Recreational (2%)
500,000	Garden State Preservation Trust, 5.80%, 11/1/21 (b) FSA	588
Resource Recovery (1%)
200,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	211
Revenue Note (2%)
500,000	New Jersey Environmental Infrastructure Trust, 5.25%, 9/1/21	615
Sales Tax (1%)
110,000	Arizona Transportation Board, 5.00%, 7/1/25	126
Tax Allocation (0%)
100,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/24	104
Tax-Backed (6%)
540,000	District of Columbia, 5.00%, 12/1/22	623
200,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (b) FGIC	203
500,000	New York State Dormitory Authority, 5.00%, 2/15/20	593

		1,419

Transportation (6%)
250,000	Kentucky Asset Liability Commission, 5.25%, 9/1/18	299
510,000	Maryland State Transportation Authority, 5.00%, 7/1/17	609
200,000	Missouri Highway & Transportation Commission, 5.25%, 5/1/18	238
300,000	North TX Tollway Authority, 6.25%, 1/1/39	331
100,000	Texas State Transportation Commission, 5.00%, 4/1/18	117

		1,594

University (4%)
300,000	Massachusetts Health & Educational Facilities Authority, 5.25%, 7/1/15	354
600,000	Rhode Island State Health & Educational Building Corp., 0.24%, 5/1/35	600

		954

Water & Sewer (13%)
200,000	California State Department of Water Resources, 5.00%, 12/1/16 (b) MBIA	231
300,000	Los Angeles, CA Department of Water & Power, 5.25%, 7/1/14	309
325,000	Orange County, CA Sanitation District, 5.25%, 2/1/16	384
430,000	San Antonio TX, 5.00%, 5/15/26 (b) MBIA	458
400,000	Texas Water Development Board, 4.00%, 7/15/18	451
400,000	Turlock, CA Irrigation District, 3.00%, 1/1/16	416
1,000,000	Massachusetts State Water Resource Authority, 0.27%, 8/1/31	1,000

		3,249

Total Bonds (Cost - $23,804)		24,843

Investment Company (Cost - $284) (1%)
284,184	Dreyfus Tax Exempt Cash Management Fund	284

Total (Cost - $24,088) (a) (100%)		25,127
Other Assets, net of Liabilities (0%)		51

Net Assets (100%)		$25,178

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$1,050
Unrealized depreciation	(11)

Net unrealized appreciation	$1,039

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

See notes to financial statements.

Payden Mutual Funds

Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	2%
AA	55%
A	34%
BBB	9%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
General Obligation (27%)
500,000	California State, 5.00%, 12/1/15	$574
960,000	California State, 5.00%, 12/1/30	980
650,000	California State, 5.00%, 2/1/32	657
1,000,000	California State, 5.00%, 3/1/17 (b) MBIA	1,123
330,000	California State, 5.00%, 6/1/14	369
1,000,000	California State, 5.00%, 6/1/32	1,012
500,000	California State, 5.00%, 7/1/18	586
500,000	California State, 5.00%, 8/1/20	543
500,000	California State, 5.00%, 9/1/17	564
1,000,000	California State, 5.25%, 2/1/20	1,136
500,000	California State, 5.25%, 8/1/38	512
585,000	Coast Community College District CA, 5.00%, 8/1/23 (b) FSA	648
450,000	Los Angeles, CA Unified School District, 5.00%, 7/1/21	504
630,000	Los Angeles, CA Unified School District, 5.00%, 7/1/26	672
250,000	Los Angeles, City of CA, 5.25%, 9/1/13 (b) FGIC	280
500,000	Newport Mesa, CA Unified School District, 5.00%, 8/1/15 (b) MBIA	521
450,000	San Carlos CA, Elementary School District, 0.00%, 10/1/18 (b) MBIA	315
500,000	San Francisco, CA Bay Area Rapid Transit District, 5.00%, 8/1/26	555
1,000,000	San Jose, CA Unified School District, 5.00%, 8/1/32	1,057

		12,608

Revenue (71%)
Airport/Port (11%)
500,000	Long Beach, CA Harbor, 5.00%, 5/15/17	569
300,000	Long Beach, CA Harbor, 5.00%, 5/15/19	354
210,000	Los Angeles, CA Department of Airports, 4.00%, 5/15/18	230
300,000	Los Angeles, CA Department of Airports, 5.00%, 5/15/18	349
745,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	883
1,000,000	San Diego, CA Unified Port District, 5.00%, 9/1/13 (b) MBIA	1,062
840,000	San Francisco, CA City & County Airports Commission, 2.25%, 5/1/29	861
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/21	372
365,000	San Francisco, CA City & County Airports Commission, 5.25%, 5/1/18	423

		5,103

Electric & Gas (4%)
450,000	California Department of Water Resources, 5.00%, 5/1/21	506
430,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/13	465
600,000	Los Angeles, CA Department of Water & Power, 5.00%, 7/1/13 (b) MBIA	668
100,000	Vernon CA, Electric Systems, 5.00%, 8/1/11	103

		1,742

Healthcare (4%)
410,000	City of Torrance, CA, 5.00%, 9/1/22	438
500,000	Newport Beach, CA Hoag Memorial Hospital, 0.24%, 12/1/40	500
700,000	Newport Beach, CA Hoag Memorial Hospital, 5.00%, 12/1/38	755

		1,693

Industrial (1%)
230,000	Indiana Development Finance Authority, 5.75%, 10/1/11	235
Industrial Development/Pollution Control (2%)
550,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/19	595
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	450

		1,045

Lease (14%)
1,585,000	California State Public Works Board, 5.00%, 3/1/21	1,801
300,000	California State Public Works Board, 5.25%, 6/1/13	325
1,000,000	California State Public Works Board, 5.50%, 6/1/15	1,095
900,000	California State, 5.45%, 4/1/15	968
630,000	Orange County CA, 5.00%, 6/1/14 (b) MBIA	712
500,000	San Diego County, CA, 5.00%, 10/1/24	541

Annual Report

Payden California Municipal Income Fund continued

Principal		Value
or Shares	Security Description	(000)

1,000,000	Santa Clara County, CA Financing Authority, 5.00%, 11/15/14	$1,142

		6,584

Miscellaneous (2%)
750,000	California Infrastructure & Economic Development Bank, 5.25%, 10/1/12 (b) AMBAC	817
Pre-Refunded (0%)
130,000	California Infrastructure & Economic Development Bank, 5.00%, 7/1/23	160
Resource Recovery (1%)
500,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	527
Revenue Note (1%)
400,000	Southern CA, Public Power Authority, 5.25%, 7/1/27	451
Sales Tax (3%)
825,000	Los Angeles County, CA Metropolitan Transportation Authority, 5.00%, 7/1/16	972
400,000	Los Angeles County, CA Metropolitan Transportation Authority, 5.00%, 7/1/19	439

		1,411

Tax Allocation (2%)
195,000	Contra Costa County, CA Public Financing Authority, 5.125%, 8/1/11	197
95,000	San Dimas, CA Redevelopment Agency, 6.75%, 9/1/16 (b) FSA	97
400,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/22	424
200,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/24	208

		926

Tax-Backed (1%)
500,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (b) FGIC	507
Transportation (5%)
1,000,000	Bay Area Infrastructure Financing Auth. CA, 5.00%, 8/1/17	1,051
1,000,000	Puerto Rico Highway & Transportation Authority, 5.50%, 7/1/15 (b) FSA	1,117

		2,168

University (5%)
200,000	California Educational Facilities Authority, 5.70%, 10/1/11 (b) MBIA	208
705,000	University of California, 5.00%, 5/15/18	830
300,000	University of California, 5.00%, 5/15/20	348
685,000	University of California, 5.00%, 5/15/23	792
150,000	University of California, 5.00%, 5/15/40	156

		2,334

Water & Sewer (15%)
200,000	Brentwood CA, Infrastructure Financing Authority, 5.50%, 7/1/20	235
745,000	Central Marin Sanitation Agency, CA, 5.00%, 9/1/18 (b) MBIA	847
710,000	Irvine Ranch, CA Water District, 5.00%, 3/1/32	772
225,000	Los Angeles County, CA Sanitation District, 5.00%, 10/1/13 (b) FSA	251
500,000	Los Angeles, CA Department of Water & Power, 5.25%, 7/1/23	579
100,000	Los Angeles, CA Water & Power, 0.25%, 7/1/34	100
200,000	Metropolitan Water District of Southern CA, 0.26%, 7/1/27	200
500,000	Metropolitan Water District of Southern CA, 5.00%, 7/1/17	600
595,000	Sacramento County, CA Sanitation Districts Financing Authority, 3.00%, 12/1/15	639
550,000	San Diego County, CA Water Authority, 5.00%, 5/1/21 (b) FSA	622
475,000	San Francisco, CA City & County Public Utilities Commission, 5.00%, 11/1/16	567
500,000	San Francisco, CA City & County Public Utilities Commission, 5.00%, 11/1/20	597
500,000	Santa Clara Valley Water District CA, 5.00%, 6/1/15 (b) FSA	584
500,000	Turlock, CA Irrigation District, 3.00%, 1/1/16	520

		7,113

Total Bonds (Cost - $43,766)		45,424

Investment Company (Cost - $608) (1%)
607,965	Dreyfus General CA Municipal Money Market Fund	608

Total (Cost - $44,374) (a) (99%)		46,032
Other Assets, net of Liabilities (1%)		548

Net Assets (100%)		$46,580

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows :

Unrealized appreciation	$1,713
Unrealized depreciation	(55)

Net unrealized appreciation	$1,658

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

See notes to financial statements.

Payden Mutual Funds

Payden Global Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	32%
AA	11%
A	22%
BBB	25%
BB or below	10%

Portfolio Composition - percent of value

Corporate	61%
Foreign Government	18%
Mortgage Backed	9%
FDIC Guaranteed	5%
Others	7%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (99%)
Australia (AUD) (1%)
750,000	Australian Government Bond, 6.25%, 4/15/15	$773
Australia (USD) (2%)
250,000	BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	274
130,000	FMG Finance Pty Ltd. 144A, 10.62%, 9/1/16 (b)	192
270,000	National Australia Bank Ltd. 144A, 0.77%, 1/8/13 (b)	270
280,000	Westpac Banking Corp., 2.25%, 11/19/12	287
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	227
70,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	71

		1,321

Bermuda (USD) (0%)
130,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (b)	147
Brazil (USD) (2%)
340,000	Banco do Brasil 144A, 4.50%, 1/22/15 (b)	361
260,000	Cia de Bebidas das Americas, 8.75%, 9/15/13	309
230,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	245
480,000	Republic of Brazil, 10.25%, 6/17/13	593
140,000	Vale Overseas Ltd., 6.25%, 1/23/17	162

		1,670

Canada (CAD) (7%)
2,192,000	Canadian Government, 2.50%, 9/1/13	2,211
2,050,000	Canadian Government, 3.50%, 6/1/13	2,116
650,000	Province of Ontario Canada, 4.75%, 6/2/13	687

		5,014

Canada (GBP) (0%)
150,000	Daimler Canada Finance Inc., 5.75%, 8/10/11	246
Canada (USD) (3%)
530,000	Bank of Nova Scotia, 2.25%, 1/22/13	547
350,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)	355
420,000	Canadian Imperial Bank of Commerce 144A, 2.00%, 2/4/13 (b)	431
150,000	Export Development Canada, 2.25%, 5/28/15 (c)	157
150,000	OPTI Canada Inc. 144A, 9.00%, 12/15/12 (b)	154
120,000	Rogers Communications Inc., 6.375%, 3/1/14	139
115,000	Teck Resources Ltd., 3.85%, 8/15/17	119
140,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	150

		2,052

Cayman Islands (GBP) (0%)
190,000	Pacific Life Funding LLC, 6.25%, 2/8/11	308
Chile (USD) (1%)
330,000	Republic of Chile, 5.50%, 1/15/13	361
Colombia (USD) (1%)
170,000	BanColombia SA, 6.12%, 7/26/20	178
680,000	Republic of Colombia, 10.00%, 1/23/12	753

		931

France (EUR) (1%)
280,000	Banque PSA Finance, 3.50%, 1/17/14	388
250,000	Schneider Electric SA, 1.18%, 7/18/11	347

		735

France (GBP) (1%)
200,000	France Telecom SA, 7.50%, 3/14/11 (d)	327
France (USD) (0%)
150,000	Veolia Environnement, 5.25%, 6/3/13	164
India (USD) (1%)
350,000	Axis Bank Ltd. 144A, 4.75%, 5/2/16 (b)	350
360,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	378

		728

Indonesia (USD) (1%)
500,000	Republic of Indonesia, 10.375%, 5/4/14 (d)	633
Ireland (EUR) (0%)
200,000	Cars Alliance Funding PLC, 1.07%, 10/8/23	276
Italy (EUR) (1%)
400,000	Atlantia SPA, 1.33%, 6/9/11	556
Korea (USD) (1%)
520,000	Korea Finance Corp., 3.25%, 9/20/16	520
420,000	Shinhan Bank 144A, 4.37%, 9/15/15 (b)	448

		968

Annual Report

Payden Global Short Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

Luxembourg (EUR) (1%)
300,000	John Deere Bank SA, 6.00%, 6/23/11	$427
Luxembourg (USD) (0%)
220,000	Covidien International Finance SA, 1.87%, 6/15/13	225
Malaysia (USD) (0%)
235,000	Malaysia Government International Bond, 7.50%, 7/15/11	242
Mexico (USD) (2%)
100,000	America Movil SAB de CV, 3.62%, 3/30/15	107
550,000	Petroleos Mexicanos, 4.875%, 3/15/15	599
340,000	United Mexican States, 6.375%, 1/16/13	382

		1,088

Netherlands (EUR) (1%)
500,000	Nederlandse Waterschapsbank NV, 4.625%, 7/25/11	713
Netherlands (USD) (1%)
140,000	Shell International Finance, 1.87%, 3/25/13	144
290,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	293

		437

Norway (EUR) (1%)
250,000	Statkraft AS, 1.12%, 3/22/13	345
Norway (USD) (1%)
170,000	Sparebanken 1 Boligkreditt 144A, 1.25%, 10/25/13 (b)	170
200,000	Statoil ASA, 2.90%, 10/15/14	212

		382

Panama (USD) (1%)
710,000	Republic of Panama, 9.375%, 7/23/12	816
Peru (USD) (1%)
720,000	Republic of Peru, 9.125%, 2/21/12	799
Qatar (USD) (2%)
300,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	316
250,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	281
500,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	527
140,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	148

		1,272

South Africa (USD) (0%)
240,000	Republic of South Africa, 7.375%, 4/25/12	261
Spain (USD) (0%)
280,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	287
Supranational (AUD) (1%)
800,000	International Bank for Reconstruction & Development, 5.75%, 2/17/15	791
Supranational (CAD) (1%)
650,000	International Bank for Reconstruction & Development, 4.30%, 12/15/12	674
Supranational (EUR) (2%)
750,000	European Investment Bank, 4.75%, 4/15/11	1,061
Switzerland (USD) (1%)
220,000	Novartis Capital Corp., 1.90%, 4/24/13	227
90,000	Novartis Capital Corp., 4.125%, 2/10/14	99

		326

United Kingdom (EUR) (1%)
550,000	Barclays Bank PLC, 4.25%, 10/27/11	787
United Kingdom (GBP) (2%)
200,000	MmO2 PLC, 7.625%, 1/25/12	340
250,000	National Grid PLC, 5.25%, 6/2/11	407
250,000	Scottish & Southern Energy PLC, 5.75%, 2/5/14	439

		1,186

United Kingdom (USD) (5%)
180,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (b)	183
510,000	Arkle Master Issuer PLC 144A, 1.51%, 5/17/60 (b)	506
350,000	British Telecommunications PLC, 9.375%, 12/15/10	354
300,000	Diageo Capital PLC, 5.12%, 1/30/12	316
500,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	551
750,000	Granite Master Issuer PLC, 0.68%, 12/17/54	390
300,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	303
260,000	SABMiller PLC 144A, 6.20%, 7/1/11 (b)	269
140,000	Vedanta Resources PLC 144A, 8.75%, 1/15/14 (b)	151
400,000	Vodafone Group PLC, 4.15%, 6/10/14	433

		3,456

United States (EUR) (0%)
50,000	Pfizer Inc., 3.625%, 6/3/13	72
United States (JPY) (1%)
50,000,000	Pfizer Inc., 1.20%, 2/22/11	621
United States (USD) (51%)
120,000	Aflac Inc., 3.45%, 8/15/15	126
130,000	Airgas Inc., 2.85%, 10/1/13	133
180,000	Allstate Corp., 6.20%, 5/16/14	210
116,565	Ally Auto Receivables Trust 144A, 1.32%, 3/15/12 (b)	117
300,000	Amgen Inc., 0.12%, 2/1/11	300
140,000	Anheuser-Busch InBev Worldwide Inc., 3.00%, 10/15/12	146
200,000	Anheuser-Busch InBev Worldwide, 1.01%, 3/26/13	202
310,000	Anheuser-Busch InBev Worldwide, 2.50%, 3/26/13	319
600,000	AT&T Inc., 4.85%, 2/15/14	666
48,921	Bank of America Auto Trust 144A, 1.16%, 2/15/12 (b)	49
175,000	Bank of America Corp., 4.90%, 5/1/13	185
200,000	BB&T Corp., 3.375%, 9/25/13	212
180,000	Boston Scientific Corp., 6.00%, 6/15/11	185
405,000	Bottling Group LLC, 6.95%, 3/15/14	481
225,000	Case New Holland Inc., 7.75%, 9/1/13	247
210,000	Caterpillar Financial Services Corp., 2.00%, 4/5/13	216
175,000	Celgene Corp., 3.95%, 10/15/20	175
125,000	Citigroup Inc., 5.30%, 10/17/12	133
125,000	Citigroup Inc., 6.00%, 12/13/13	138
400,000	Citizens Property Insurance Corp., 5.00%, 6/1/12	418
500,000	Commonwealth Edison Co., 5.40%, 12/15/11	525
500,000	ConocoPhillips, 4.75%, 2/1/14	557
100,000	Corn Products International Inc., 3.20%, 11/1/15	103
335,000	Corrections Corp of America, 6.25%, 3/15/13	340
200,000	D.R. Horton Inc., 5.375%, 6/15/12	208
305,000	DirecTV Holdings LLC, 4.75%, 10/1/14	335
210,000	Dish DBS Corp., 6.375%, 10/1/11	218
500,000	Dow Chemical Co., 4.85%, 8/15/12	532
190,000	Dr Pepper Snapple Group Inc., 1.70%, 12/21/11	191
195,000	Dynegy Holdings Inc., 6.875%, 4/1/11	197
150,000	eBay Inc., 0.87%, 10/15/13	150
200,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	226
60,000	Equifax Inc., 4.45%, 12/1/14	65
180,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	185
200,000	Express Scripts Inc., 5.25%, 6/15/12	213
700,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	683
900,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/13 (b)	864
880,633	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	898
842,795	FDIC Trust 144A, 2.18%, 5/25/50 (b)	848
930,000	FFCB, 1.37%, 6/25/13	952
661,174	FG G13328 30YR, 6.00%, 11/1/22	721
55,397	Ford Credit Auto Owner Trust, 1.21%, 1/15/12	55
170,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	186
310,000	Fortune Brands Inc., 3.00%, 6/1/12	316

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

300,000	FPL Group Capital Inc., 2.55%, 11/15/13	$310
200,000	Frontier Communications Corp, 6.25%, 1/15/13	213
944,515	G2 4696 30YR, 4.50%, 5/20/40	1,006
200,000	General Electric Capital Corp., 1.13%, 1/15/13	200
400,000	General Electric Capital Corp., 1.87%, 9/16/13	405
270,000	General Electric Capital Corp., 3.75%, 11/14/14	289
150,000	General Electric Capital Corp., 5.90%, 5/13/14	171
170,000	Genzyme Corp., 3.62%, 6/15/15	181
350,000	Georgia Power Co., 1.30%, 9/15/13	354
165,000	Georgia-Pacific LLC, 8.125%, 5/15/11	171
1,246,179	GSR Mortgage Loan Trust, 2.89%, 9/25/35	1,202
920,632	Harborview Mortgage Loan Trust, 3.36%, 12/19/35	681
120,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	124
2,168	Honda Auto Receivables Owner Trust, 2.22%, 8/15/11	2
85,271	Hyundai Auto Receivables Trust, 1.11%, 2/15/12	85
100,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	102
350,000	International Business Machines Corp., 1.00%, 8/5/13	352
570,000	International Business Machines Corp., 2.10%, 5/6/13	591
170,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	184
260,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	263
300,000	JPMorgan Chase & Co., 4.75%, 5/1/13	327
300,000	Kentucky Asset Liability Commission, 3.16%, 4/1/18	304
170,000	KeyCorp, 3.75%, 8/13/15	175
390,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	419
150,000	Kinder Morgan Inc., 6.50%, 9/1/12	160
90,000	Kraft Foods Inc., 2.62%, 5/8/13	94
100,000	Kraft Foods Inc., 5.25%, 10/1/13	111
200,000	L-3 Communications Corp., 5.875%, 1/15/15	205
175,000	Merrill Lynch & Co. Inc., 6.05%, 8/15/12	187
350,000	Microsoft Corp., 0.87%, 9/27/13	351
300,000	Microsoft Corp., 2.95%, 6/1/14	320
185,000	Mirant Americas Generation LLC, 8.30%, 5/1/11	191
250,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	262
150,000	National Rural Utilities Cooperative Finance Corp., 1.12%, 11/1/13	150
170,000	NBC Universal Inc. 144A, 2.10%, 4/1/14 (b)	172
210,000	NBC Universal Inc. 144A, 3.65%, 4/30/15 (b)	223
220,000	NCUA Guaranteed Notes, 1.84%, 10/7/20	223
230,000	Nissan Motor Acceptance Corp. 144A, 3.25%, 1/30/13 (b)	238
500,000	Northern States Power Co. MN, 8.00%, 8/28/12	564
210,000	PACCAR Financial Corp., 0.70%, 4/5/13	211
130,000	Praxair Inc., 1.75%, 11/15/12	133
100,000	Procter & Gamble Co., 3.50%, 2/15/15 (c)	110
300,000	Prudential Financial Inc., 2.75%, 1/14/13	308
170,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (b)	173
205,000	Rock-Tenn Co., 8.20%, 8/15/11	217
250,000	SanDisk Corp., 1.50%, 8/15/17	244
60,000	Simon Property Group LP, 4.20%, 2/1/15	65
150,000	Sonat Inc., 7.62%, 7/15/11	156
210,000	Sprint Capital Corp., 8.375%, 3/15/12	225
195,000	SPX Corp., 7.625%, 12/15/14	217
610,000	Standard Chartered Bank New York, 0.77%, 11/16/11	609
215,000	Steel Dynamics Inc., 7.375%, 11/1/12	231
130,000	Stryker Corp., 3.00%, 1/15/15	137
200,000	TD Ameritrade Holding Corp., 4.15%, 12/1/14	213
310,000	Teva Pharmaceutical Finance LLC, 1.50%, 6/15/12	314
140,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	143
1,174,934	Thornburg Mortgage Securities Trust, 2.11%, 3/25/44	1,142
140,000	Time Warner Inc., 3.15%, 7/15/15	147
360,000	Toyota Motor Credit Corp., 1.375%, 8/12/13	366
100,000	U.S. Treasury Bill, 0.17%, 2/10/11 (e)(f)	100
600,000	U.S. Treasury Note, 1.75%, 4/15/13	620
120,000	Union Pacific Corp., 6.125%, 1/15/12	127
350,000	US Bancorp, 1.37%, 9/13/13	353
170,000	US Bancorp, 2.125%, 2/15/13	175
100,000	Viacom Inc., 4.375%, 9/15/14	109
280,000	Vornado Realty LP, 4.25%, 4/1/15	291
861,712	WaMu Mortgage Pass Through Certificates, 5.98%, 10/25/36	801
150,000	Wells Fargo & Co., 3.75%, 10/1/14	161
185,000	Windstream Corp., 8.125%, 8/1/13	205
300,000	WM Wrigley Jr. Co. 144A, 1.66%, 6/28/11 (b)	300
350,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	354
650,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	680
120,000	Yum! Brands Inc., 3.87%, 11/1/20	120

		35,545

Total Bonds (Cost - $67,361)		69,023

Investment Company (Cost - $477) (1%)
476,721 Payden Cash Reserves Money Market Fund*		477

Total (Cost - $67,838) (a) (100%)		69,500
Liabilities in excess of Other Assets (–0%)		(169)

Net Assets (100%)		$69,331

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,579
Unrealized depreciation	(917)

Net unrealized appreciation	$1,662

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $207 and the total market value of the collateral held by the Fund is $214. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Yield to maturity at time of purchase.

(f)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Annual Report

Payden Global Short Bond Fund continued

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
11/9/2010	Canadian Dollar (Sell 5,850)	Royal Bank	$42
11/9/2010	Euro (Sell 3,635)	Citigroup	11
1/14/2011	Euro (Sell 913)	Barclays/Royal Bank	3
1/14/2011	New Taiwan Dollar (Buy 10,660)	HSBC	2
1/14/2011	Philippine Peso (Buy 7,520)	Barclays	$1

			$59

Liabilities:
11/9/2010	Australian Dollar (Sell 1,632)	Royal Bank	$(9)
11/9/2010	British Pound (Sell 1,338)	HSBC	(13)
1/14/2011	Indonesian Rupiah (Buy 1,542,000)	HSBC	(2)
11/9/2010	Japanese Yen (Sell 50,200)	Barclays	(18)
1/14/2011	Norwegian Krone (Buy 3,999)	Royal Bank	(13)
1/14/2011	South Korean Won (Buy 193,000)	HSBC	(2)

			$(57)

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

4	U.S. Treasury 2 Year Note Future	Dec-10	$880	$(4)
5	U.S. Treasury 5 Year Note Future	Dec-10	608	(7)

				$(11)

See notes to financial statements.

Payden Mutual Funds

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Credit Quality - percent of value

AAA	25%
AA	18%
A	12%
BBB	24%
BB or below	21%

Portfolio Composition - percent of value

Foreign Government	45%
Corporate	37%
Investment Company	12%
Mortgage Backed	3%
U.S. Treasury	3%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (88%)
Argentina (USD) (0%)
170,000	Republic of Argentina, 7.00%, 10/3/15	$163
Australia (USD) (0%)
60,000	Woolworths Ltd. 144A, 4.00%, 9/22/20 (b)	61
Bermuda (EUR) (0%)
200,000	Fidelity International Ltd., 6.87%, 2/24/17	299
Brazil (BRL) (1%)
1,400,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	813
Brazil (USD) (3%)
220,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)	248
280,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	335
350,000	Embraer Overseas Ltd., 6.375%, 1/15/20	387
270,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	287
240,000	JBS SA 144A, 10.50%, 8/4/16 (b)(d)	272
200,000	Vale Overseas Ltd., 6.25%, 1/11/16	230
135,000	Vale Overseas Ltd., 6.87%, 11/21/36	154

		1,913

Canada (CAD) (9%)
300,000	Canadian Government Bond, 5.00%, 6/1/37	374
6,000,000	Canadian Government Bond, 3.00%, 6/1/14	6,163

		6,537

Canada (EUR) (1%)
250,000	Xstrata Canada Finance Corp., 6.25%, 5/27/15	391
Canada (USD) (1%)
50,000	EnCana Holdings Finance Corp., 5.80%, 5/1/14	57
265,000	Province of Nova Scotia Canada, 2.375%, 7/21/15	274
140,000	Province of Ontario Canada, 2.70%, 6/16/15	147
240,000	Province of Quebec Canada, 4.875%, 5/5/14 (d)	272
115,000	Province of Saskatchewan Canada, 7.37%, 7/15/13	135
95,000	Teck Resources Ltd., 4.50%, 1/15/21	99

		984

Chile (USD) (0%)
200,000	Banco del Estado de Chile 144A, 4.12%, 10/7/20 (b)(d)	201
60,000	Celulosa Arauco y Constituciìn SA 144A, 5.00%, 1/21/21 (b)	62

		263

Colombia (USD) (1%)
250,000	BanColombia SA, 6.12%, 7/26/20	262
230,000	Ecopetrol SA, 7.625%, 7/23/19	284
320,000	Republic of Colombia, 7.375%, 3/18/19	410

		956

Denmark (EUR) (0%)
126,000	Carlsberg Breweries A/S, 6.00%, 5/28/14	194
Dominican Republic (USD) (1%)
469,980	Dominican Republic International Bond, 9.04%, 1/23/18 (f)	567
France (EUR) (5%)
300,000	AXA SA, 5.25%, 4/16/40	409
120,000	Banque PSA Finance, 3.50%, 1/17/14	167
100,000	BNP Paribas, 7.78%, 6/29/49	150
250,000	Casino Guichard Perrachon SA, 5.50%, 1/30/15	380
600,000	France Government Bond OAT, 4.00%, 4/25/13	890
420,000	France Government Bond OAT, 4.75%, 4/25/35	716
700,000	French Treasury Note BTAN, 2.50%, 1/12/2014	1,006

		3,718

Germany (EUR) (3%)
725,000	Bundesrepublik Deutschland, 3.00%, 7/4/20	1,049
150,000	Bundesrepublik Deutschland, 4.00%, 1/4/37	243
220,000	Bundesrepublik Deutschland, 4.75%, 7/4/34	391
150,000	Bundesrepublik Deutschland, 6.25%, 1/4/24	288
120,000	RWE AG, 4.62%, 9/28/49	163

		2,134

Ghana (USD) (1%)
700,000	Republic of Ghana, 8.50%, 10/4/17 (f)	809

Annual Report

Payden Global Fixed Income Fund continued

Principal		Value
or Shares	Security Description	(000)

Hong Kong (EUR) (0%)
130,000	Hutchison Whampoa Finance Ltd., 5.875%, 7/8/13	$195
Hong Kong (USD) (0%)
360,000	Bank of China Hong Kong Ltd. 144A, 5.55%, 2/11/20 (b)(d)	381
India (USD) (1%)
370,000	Axis Bank Ltd. 144A, 4.75%, 5/2/16 (b)	370
320,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	336
300,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)	326

		1,032

Indonesia (IDR) (0%)
1,820,000,000	JPMorgan Chase Bank NA, 10.00%, 7/18/17	236
Indonesia (USD) (1%)
130,000	Majapahit Holding BV 144A, 8.00%, 8/7/19 (b)	162
280,000	Republic of Indonesia, 11.625%, 3/4/19 (f)	435

		597

Ireland (EUR) (1%)
350,000	Ardagh Glass Finance, 8.75%, 2/1/20 (f)	486
200,000	Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (f)	298

		784

Italy (EUR) (3%)
300,000	Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	378
900,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 8/1/18	1,337
300,000	Italy Buoni Poliennali Del Tesoro, 6.50%, 11/1/27	512

		2,227

Japan (JPY) (13%)
45,000,000	Japan Government (30 Year Issue), 2.20%, 9/20/39	587
145,000,000	Japan-108 (20 Year Issue), 1.90%, 12/20/28	1,846
120,000,000	Japan-253 (10 Year Issue), 1.60%, 9/20/13	1,552
220,000,000	Japan-283 (10 Year Issue), 1.80%, 9/20/16	2,959
160,000,000	Japan-302 (10 Year Issue), 1.40%, 6/20/19	2,097
50,000,000	Japan-306 (10 Year Issue), 1.40%, 3/20/20	652

		9,693

Kazakhstan (USD) (0%)
300,000	KazMunaiGaz Finance Sub. BV, 8.375%, 7/2/13 (f)	332
Korea (USD) (0%)
240,000	Export-Import Bank of Korea, 5.875%, 1/14/15	269
Luxembourg (EUR) (2%)
360,000	ArcelorMittal, 9.375%, 6/3/16	626
180,000	Michelin Luxembourg SCS, 8.625%, 4/24/14	297
270,000	Telecom Italia Finance SA, 6.875%, 1/24/13	408

		1,331

Luxembourg (GBP) (1%)
290,000	Gazprom Via Gaz Capital SA, 6.58%, 10/31/13	498
Luxembourg (USD) (0%)
157,000	ArcelorMittal, 9.85%, 6/1/19	203
Malaysia (USD) (0%)
150,000	Petronas Capital Ltd., 7.875%, 5/22/22 (f)	201
Mexico (GBP) (1%)
270,000	Pemex Project Funding Master Trust, 7.50%, 12/18/13	485
Mexico (MXN) (1%)
6,500,000	Mexican Bonos, 10.00%, 12/5/24	709
Mexico (USD) (1%)
380,000	Grupo Televisa SA, 6.00%, 5/15/18	431
210,000	Petroleos Mexicanos, 6.00%, 3/5/20 (d)	238

		669

Netherlands (EUR) (3%)
350,000	Allianz Finance II B.V., 6.50%, 1/13/25	550
700,000	Netherlands Government Bond, 4.50%, 7/15/17	1,106
450,000	UPC Holding BV, 8.00%, 11/1/16 (f)	647

		2,303

Netherlands (GBP) (0%)
151,000	Linde Finance BV, 5.875%, 4/24/23	275
Panama (USD) (1%)
165,000	Republic of Panama, 8.875%, 9/30/27	247
185,000	Republic of Panama, 9.375%, 4/1/29	285

		532

Peru (EUR) (1%)
360,000	Republic of Peru, 7.50%, 10/14/14 (f)	583
Philippines (EUR) (0%)
140,000	Republic of Philippines, 6.25%, 3/15/16	224
Philippines (USD) (0%)
125,000	Republic of Philippines, 6.375%, 10/23/34	145
Qatar (USD) (2%)
250,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	263
240,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	271
450,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	506
230,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	244

		1,284

Russia (USD) (1%)
200,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	218
200,000	Russia-Eurobond 144A, 5.00%, 4/29/20 (b)	209
241,650	Russian Government International Bond, 7.50%, 3/31/30 (f)	291
300,000	VIP Finance Ireland Ltd. OJSC Vimpel Communications, 9.125%, 4/30/18 (d)(f)	343

		1,061

South Africa (EUR) (1%)
410,000	Republic of South Africa, 4.50%, 4/5/16	604
South Africa (USD) (0%)
220,000	AngloGold Ashanti Holdings PLC, 5.37%, 4/15/20	235
Switzerland (EUR) (1%)
90,000	Credit Suisse Group Finance US Inc., 3.62%, 9/14/20	127
355,000	UBS AG Jersey Branch, 4.50%, 9/16/19	520

		647

Switzerland (USD) (0%)
125,000	Credit Suisse AG, 5.40%, 1/14/20	136
Ukraine (USD) (0%)
200,000	Ukraine Government, 7.65%, 6/11/13 (d)(f)	208
United Kingdom (EGP) (1%)
4,200,000	Barclays Bank PLC, 0.00%, 1/20/11	715
United Kingdom (EUR) (2%)
110,000	Abbey National Treasury Services PLC, 3.37%, 10/20/15	152
200,000	BAA Funding Ltd., 4.60%, 9/30/14 (f)	289
125,000	Experian Finance PLC, 4.75%, 2/4/20	182
220,000	Imperial Tobacco Finance PLC, 8.375%, 2/17/16	381
115,000	Lloyds TSB Bank PLC, 6.50%, 3/24/20	168
150,000	Standard Chartered Bank, 5.875%, 9/26/17	233

		1,405

United Kingdom (GBP) (4%)
110,000	Aviva PLC, 6.12%, 11/14/36	168
75,000	Barclays Bank PLC, 6.75%, 1/16/23	131
90,000	EDF Energy Networks (LPN), 5.125%, 11/11/16	157

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

121,000	ENW Capital Finance PLC, 6.75%, 6/20/15	$216
214,000	HSBC Bank PLC, 5.375%, 11/4/30	338
100,000	InterContinental Hotels Group PLC, 6.00%, 12/9/16	170
55,000	Matalan Finance Ltd., 9.62%, 3/31/17 (f)	94
140,000	Society of Lloyd’s, 6.87%, 11/17/25	241
300,000	United Kingdom Gilt, 2.25%, 3/7/14	496
595,000	United Kingdom Gilt, 4.25%, 3/7/36	970

		2,981

United Kingdom (USD) (1%)
530,000	Barclays Bank PLC, 5.14%, 10/14/20	525
United States (EUR) (1%)
300,000	Reynolds Group Escrow, 7.75%, 10/15/16 (f)	438
United States (USD) (17%)
260,000	American Express Co., 8.125%, 5/20/19	335
180,000	Anheuser-Busch InBev Worldwide Inc. 144A, 7.75%, 1/15/19 (b)	233
130,000	Bank of American Corp., 3.70%, 9/1/15 (d)	131
20,772	Bear Stearns Alt-A Trust, 2.77%, 6/25/34	20
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	230
195,000	Chubb Corp., 6.37%, 3/29/67	202
140,000	Citigroup Inc., 6.00%, 12/13/13	155
215,000	Citigroup Inc., 6.01%, 1/15/15	238
60,000	Cliffs Natural Resources Inc., 4.80%, 10/1/20	61
70,000	Comcast Corp., 5.15%, 3/1/20	77
196,000	Comcast Corp., 5.70%, 5/15/18	224
169,000	CVS Caremark Corp., 5.75%, 6/1/17	195
130,000	DirecTV Holdings LLC, 4.75%, 10/1/14	143
50,000	Discovery Communications LLC, 3.70%, 6/1/15	54
184,000	Dow Chemical Co., 7.60%, 5/15/14	217
164,000	Dow Chemical Co., 9.40%, 5/15/39	233
184,000	Dr Pepper Snapple Group Inc., 6.82%, 5/1/18	227
50,000	Exelon Corp., 4.90%, 6/15/15	55
120,000	Express Scripts Inc., 7.25%, 6/15/19	150
321,862	FG G02385 30YR, 6.00%, 11/1/36	351
771,250	FN 725027 30YR, 5.00%, 11/1/33	826
830,000	FNMA 5.00%, 30YR TBA (c)	882
125,000	Freeport-McMoRan Copper & Gold Inc., 8.375%, 4/1/17	142
270,000	General Electric Capital Corp., 4.37%, 9/16/20	273
195,000	General Electric Capital Corp., 5.875%, 1/14/38	199
74,015	Greenpoint Mortgage Funding Trust, 0.53%, 6/25/45	23
43,446	Indymac Index Mortgage Loan Trust, 3.04%, 10/25/34	40
80,000	JP Morgan Chase Capital, 5.875%, 3/15/35	77
135,000	Kraft Foods Inc., 5.37%, 2/10/20	152
115,000	Merrill Lynch & Co., 6.11%, 1/29/37	110
190,000	Merrill Lynch & Co., 6.875%, 4/25/18	214
155,000	MetLife Inc., 10.75%, 8/1/39	210
362,000	MetLife Inc., 6.75%, 6/1/16	434
200,000	MidAmerican Energy Holdings, 5.75%, 4/1/18	232
50,000	NBC Universal Inc. 144A, 3.65%, 4/30/15 (b)	53
215,000	Omnicom Group Inc., 5.90%, 4/15/16	250
184,000	Prudential Financial Inc., 7.375%, 6/15/19	223
150,000	Sempra Energy, 9.80%, 2/15/19	209
317,000	Simon Property Group LP, 5.65%, 2/1/20	359
174,014	Structured Adjustable Rate Mortgage Loan Trust, 2.87%, 10/25/34	147
336,197	Thornburg Mortgage Securities Trust, 0.99%, 9/25/44	319
190,000	Time Warner Cable Inc., 5.85%, 5/1/17	217
65,000	Time Warner Cable Inc., 6.75%, 6/15/39	75
110,000	Time Warner Inc., 4.70%, 1/15/21	119
900,000	U.S. Treasury Note, 0.375%, 8/31/12 (e)	901
620,000	U.S. Treasury Note, 4.62%, 2/15/40	688
150,000	U.S. Treasury Note, 4.625%, 11/15/16	177
290,000	U.S. Treasury Note, 5.375%, 2/15/31	360
60,000	U.S. Treasury Note, 6.375%, 8/15/27	83
322,000	Verizon Communications Inc., 8.75%, 11/1/18	443
245,000	Vornado Realty LP, 4.25%, 4/1/15	254
80,000	Wachovia Corp., 5.50%, 8/1/35	75
140,000	Wachovia Corp., 5.625%, 10/15/16	156
185,000	Western Union Co., 5.93%, 10/1/16	217
120,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	126
60,000	Yum! Brands Inc., 6.25%, 3/15/18	71

		12,867

Uruguay (USD) (1%)
220,000	Republic of Uruguay, 6.875%, 9/28/25	275
160,000	Republic of Uruguay, 9.25%, 5/17/17 (d)	217

		492

Uruguay (UYU) (0%)
1,425,687	Republic of Uruguay, 4.25%, 4/5/27	79
1,478,327	Republic of Uruguay, 5.00%, 9/14/18	86

		165

Total Bonds (Cost - $62,582)		67,469

Investment Company (Cost - $11,066) (15%)
3,463,945	Payden Cash Reserves Money Market Fund*	3,464
1,077,283	Payden High Income Fund*	7,875

		11,339

Total (Cost - $73,648) (a) (103%)		78,808
Liabilities in excess of Other Assets (−3%)		(2,372)

Net Assets (100%)		$76,436

*	Affiliated investments

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$5,489
Unrealized depreciation	(329)

Net unrealized appreciation	$5,160

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delayed delivery basis.

(d)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $2,212 and the total market value of the collateral held by the Fund is $2,302. Amounts in 000s.

(e)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(f)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Annual Report

Payden Global Fixed Income Fund continued

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
11/18/2010	Australian Dollar (Buy 623)	Royal Bank	$45
12/16/2010	Australian Dollar (Buy 604)	BNP Paribas	40
12/22/2010	Australian Dollar (Buy 440)	Royal Bank	20
11/18/2010	Brazilian Real (Sell 1,413)	HSBC	4
12/22/2010	British Pound (Buy 114)	HSBC	4
11/9/2010	Canadian Dollar (Sell 7,392)	Royal Bank	16
12/22/2010	Canadian Dollar (Buy 1,784)	Royal Bank/Morgan Stanley	23
11/9/2010	Euro (Sell 14,074)	Citigroup/RBC Capital/Bank of America	37
12/22/2010	Euro (Buy 1,388)	RBC Capital	117
12/22/2010	Japanese Yen (Buy 117,300)	Barclays	88
12/21/2010	New Taiwan Dollar (Buy 35,830)	Barclays	38
1/28/2011	Philippine Peso (Buy 16,510)	Barclays	2
1/28/2011	Singapore Dollar (Buy 744)	Morgan Stanley	3
12/21/2010	South Korean Won (Buy 350,000)	Barclays	11
11/9/2010	Swiss Franc (Sell 382)	Royal Bank	9
12/22/2010	Swiss Franc (Buy 376)	Royal Bank	10

			$467

Liabilities:
11/9/2010	Australian Dollar (Sell 440)	Royal Bank	$(2)
12/22/2010	Australian Dollar (Buy 1)	Royal Bank	—
11/9/2010	British Pound (Sell 2,902)	HSBC	(29)
12/22/2010	Canadian Dollar (Buy 15)	Royal Bank	—
11/9/2010	Euro (Sell 290)	Bank of America	(1)
11/18/2010	Euro (Sell 442)	Royal Bank	(33)
12/16/2010	Euro (Sell 415)	BNP Paribas	(4)
1/20/2011	Euro (Sell 835)	RBC Capital	(14)
1/24/2011	Euro (Sell 1,649)	State Street	(48)
1/28/2011	Indonesian Rupiah (Buy 2,912,000)	HSBC	(2)
11/9/2010	Japanese Yen (Sell 906,800)	Barclays	(325)
12/21/2010	Malaysian Ringgit (Buy 4,100)	Morgan Stanley	(2)
12/22/2010	Swiss Franc (Buy 1)	Royal Bank	—
1/20/2011	Swiss Franc (Buy 1,114)	RBC Capital	(14)

			$(474)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

43	Australian 3 Year Bond Future	Dec-10	$4,342	$(2)
15	Australian 10 Year Bond Future	Dec-10	1,558	(8)
6	Canadian 10 Year Bond Future	Dec-10	745	5
17	Euro Bund Future	Dec-10	3,054	(7)
3	Euro-Bobl Future	Dec-10	499	(1)
9	Euro-Schatz Future	Dec-10	1,361	(8)
7	Long Gilt Future	Dec-10	1,381	15
14	U.S. Treasury 2 Year Note Future	Dec-10	3,080	9
5	U.S. Treasury 5 Year Note Future	Dec-10	608	—
53	U.S. Treasury 10 Year Note Future	Dec-10	6,692	(34)
25	U.S. Treasury 20 Year Note Future	Dec-10	3,274	60
7	U.S. Ultra Long Bond Future	Dec-10	944	(39)

				$(10)

See notes to financial statements.

Payden Mutual Funds

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	3%
A	1%
BBB	39%
BB	35%
B or below	22%

Portfolio Composition - percent of value

Foreign Government	69%
Corporate	28%
Investment Company	3%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similarly to its Investor Class.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (96%)
Argentina (USD) (2%)
7,290,000	Republic of Argentina, 2.50%, 12/31/38	$3,357
5,087,914	Republic of Argentina, 8.28%, 12/31/33	4,839

		8,196

Brazil (BRL) (3%)
5,360,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	3,112
7,610,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	4,129
4,510,000	Brazil Notas do Tesouro Nacional, 6.00%, 5/15/17	5,187

		12,428

Brazil (USD) (11%)
1,890,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)	2,133
1,930,000	BM&F Bovespa SA 144A, 5.50%, 7/16/20 (b)	2,075
3,560,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	4,254
2,720,000	Embraer Overseas Ltd., 6.375%, 1/15/20	3,006
2,800,000	Gerdau Trade Inc. 144A, 5.75%, 1/30/21 (b)(c)	2,916
2,110,000	Globo Comunicacao e Participacoes SA, 7.25%, 4/26/22 (d)	2,308
960,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	1,020
1,760,000	JBS SA 144A, 10.50%, 8/4/16 (b)(c)	1,995
1,790,000	Marfrig Overseas Ltd. 144A, 9.50%, 5/4/20 (b)	1,929
1,760,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (b)(c)	1,890
4,760,000	Republic of Brazil, 7.125%, 1/20/37	6,307
4,310,000	Republic of Brazil, 8.25%, 1/20/34	6,325
2,890,000	Republic of Brazil, 8.75%, 2/4/25	4,277
2,890,000	Republic of Brazil, 8.875%, 10/14/19	4,118
2,450,000	Vale Overseas Ltd., 8.25%, 1/17/34	3,178

		47,731

Colombia (COP) (1%)
9,410,000,000	Republic of Colombia, 7.75%, 4/14/21	6,275
Colombia (USD) (4%)
4,120,000	BanColombia SA, 6.12%, 7/26/20	4,311
3,370,000	Ecopetrol SA, 7.625%, 7/23/19	4,162
4,840,000	Republic of Colombia, 7.375%, 9/18/37	6,486
3,310,000	Republic of Colombia, 7.38%, 1/27/17	4,142

		19,101

Dominican Republic (USD) (2%)
3,690,000	Dominican Republic 144A, 7.50%, 5/6/21 (b)	4,243
4,437,486	Dominican Republic International Bond, 9.04%, 1/23/18 (d)	5,354

		9,597

Egypt (EGP) (2%)
47,500,000	Barclays Bank PLC, 0.00%, 1/20/11	8,087
El Salvador (USD) (1%)
2,680,000	Republic of El Salvador 144A, 7.375%, 12/1/19 (b)	3,092
1,790,000	Republic of El Salvador, 7.75%, 1/24/23 (d)	2,094

		5,186

Ghana (GHC) (1%)
5,400,000	Citigroup Funding Inc. 144A, 19.00%, 1/16/13 (b)	4,186
3,300,000	Ghana Government Bond 144A, 14.47%, 12/19/11 (b)	2,375

		6,561

Ghana (USD) (2%)
6,950,000	Republic of Ghana, 8.50%, 10/4/17 (d)	8,027
Hong Kong (USD) (0%)
1,000,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (b)	1,014

Annual Report

Payden Emerging Markets Bond Fund continued

Principal			Value
or Shares		Security Description	(000)

India (USD) (2%)
2,170,000		Axis Bank Ltd. 144A, 4.75%, 5/2/16 (b)	$2,169
4,080,000		ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	4,091
3,860,000		Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)	4,198

			10,458

Indonesia (IDR) (1%)
29,570,000,000		JPMorgan Chase Bank NA, 10.00%, 7/18/17	3,838
Indonesia (USD) (9%)
5,190,000		Majapahit Holding BV 144A, 8.00%, 8/7/19 (b)	6,468
4,960,000		Republic of Indonesia, 11.625%, 3/4/19 (d)	7,713
7,400,000		Republic of Indonesia, 5.87%, 3/13/20 (c)(d)	8,604
5,100,000		Republic of Indonesia, 6.875%, 1/17/18 (d)	6,178
3,410,000		Republic of Indonesia, 7.50%, 1/15/16 (d)	4,160
5,480,000		Republic of Indonesia, 8.50%, 10/12/35 (d)	7,987

			41,110

Kazakhstan (USD) (5%)
2,200,000		Kazakhstan Temir Zholy Finance BV 144A, 6.37%, 10/6/20 (b)	2,310
4,790,000		KazMunaiGaz Finance Sub BV 144A, 11.75%, 1/23/15 (b)	5,970
3,740,000		KazMunaiGaz Finance Sub. BV, 8.375%, 7/2/13 (d)	4,133
6,790,000		KazMunaiGaz Finance Sub. BV, 9.125%, 7/2/18 (d)	8,182

			20,595

Lebanon (USD) (1%)
1,520,000		Lebanese Republic, 8.625%, 6/20/13 (d)	1,721
1,510,000		Lebanon Government International Bond, 8.25%, 4/12/21 (d)	1,778
1,580,000		Lebanon Government International Bond, 8.50%, 1/19/16 (d)	1,853

			5,352

Malaysia (USD) (1%)
930,000		Petronas Capital Ltd. 144A, 5.25%, 8/12/19 (b)	1,032
2,150,000		Petronas Capital Ltd., 7.875%, 5/22/22 (d)	2,875

			3,907

Mexico (MXN) (3%)
119,820,000		Mexican Bonos, 10.00%, 12/5/24	13,077
Mexico (USD) (3%)
3,820,000		Grupo Televisa SA, 6.625%, 3/18/25	4,271
4,640,000		Petroleos Mexicanos, 6.00%, 3/5/20 (c)	5,262
3,240,000		Petroleos Mexicanos, 8.00%, 5/3/19	4,180

			13,713

Panama (USD) (2%)
3,320,000		Republic of Panama, 6.70%, 1/26/36	4,188
2,630,000		Republic of Panama, 9.375%, 4/1/29	4,050

			8,238

Peru (USD) (3%)
2,000,000		Corporacion Pesquera Inca SAC 144A, 9.00%, 2/10/17 (b)	2,117
3,310,000		Republic of Peru, 6.55%, 3/14/37	4,080
2,370,000		Republic of Peru, 7.35%, 7/21/25	3,158
1,290,000		Republic of Peru, 8.75%, 11/21/33	1,978

			11,333

Philippines (USD) (5%)
3,480,000		Republic of Philippines, 6.375%, 10/23/34	4,046
3,580,000		Republic of Philippines, 6.375%, 10/23/34	4,162
3,440,000		Republic of Philippines, 6.50%, 1/20/20	4,149
6,127,000		Republic of Philippines, 7.75% 1/14/31	8,118

			20,475

Poland (USD) (1%)
2,600,000		CEDC Finance Corp. International Inc. 144A, 9.125%, 12/1/16 (b)	2,821
Qatar (USD) (1%)
2,720,000		Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	3,068
Russia (USD) (12%)
3,660,000		Gazprom Via Gaz Capital SA, 7.288%, 8/16/37 (d)	3,967
1,730,000		Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	1,881
1,760,000		RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	2,024
1,940,000		RSHB Capital SA, 6.299%, 5/15/17 (d)	2,052
1,890,000		RSHB Capital SA, 7.175%, 5/16/13 (d)	2,036
10,840,000		Russia-Eurobond 144A, 5.00%, 4/29/20 (b)	11,339
4,380,000		Russian Government International Bond, 11.00%, 7/24/18 (d)	6,307
2,995,000		Russian Government International Bond, 12.75%, 6/24/28 (d)	5,488
11,724,500		Russian Government International Bond, 7.50%, 3/31/30 (d)	14,098
1,650,000		VIP Finance Ireland Ltd. OJSC Vimpel Communications, 9.125%, 4/30/18 (c)(d)	1,887

			51,079

South Africa (USD) (1%)
3,310,000		Republic of South Africa, 6.875%, 5/27/19	4,109
Sri Lanka (USD) (2%)
10,370,000		Republic of Sri Lanka 144A, 6.25%, 10/4/20 (b)(c)	10,824
Turkey (TRY) (1%)
5,500,000		Turkey Government Bond, 11.00%, 8/6/14	4,263
Turkey (USD) (3%)
2,480,000		Republic of Turkey, 6.75%, 4/3/18	3,013
3,440,000		Republic of Turkey, 7.00%, 6/5/20	4,283
1,700,000		Republic of Turkey, 7.375%, 2/5/25	2,172
1,690,000		Republic of Turkey, 7.50%, 7/14/17	2,110
1,480,000		Republic of Turkey, 8.00%, 2/14/34	1,998

			13,576

Ukraine (USD	) (3%)
1,850,000		Ukraine Government, 6.58%, 11/21/16 (d)	1,827
450,000		Ukraine Government, 6.75%, 11/14/17 (d)	446
4,100,000		Ukraine Government, 6.875%, 3/4/11 (d)	4,134
7,430,000		Ukraine Government, 7.65%, 6/11/13 (c)(d)	7,713

			14,120

Uruguay (USD) (1%)
1,555,000		Republic of Uruguay, 6.875%, 9/28/25	1,944
3,220,000		Republic of Uruguay, 8.00%, 11/18/22	4,347

			6,291

Uruguay (UYU) (2%)
78,153,595		Republic of Uruguay, 4.25%, 4/5/27	4,335
74,857,109		Republic of Uruguay, 5.00%, 9/14/18	4,346

			8,681

Venezuela (USD) (5%)
3,160,000		Republic of Venezuela, 5.75%, 2/26/16 (d)	2,267
6,760,000		Republic of Venezuela, 6.00%, 12/9/20 (d)	4,063
7,430,000		Republic of Venezuela, 7.00%, 3/31/38 (d)	4,198
6,750,000		Republic of Venezuela, 7.65%, 4/21/25	4,121
3,130,000		Republic of Venezuela, 9.25%, 5/7/28 (d)	2,091

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

5,755,000	Republic of Venezuela, 9.25%, 9/15/27	$4,230

		20,970

Total Bonds (Cost - $381,570)		424,101

Investment Company (Cost - $42,288) (9%)
42,288,625	Payden Cash Reserves Money Market Fund*	42,288

Total (Cost - $423,858) (a) (105%)		466,389
Liabilities in excess of Other Assets (−5%)		(23,173)

Net Assets (100%)		$443,216

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$43,089
Unrealized depreciation	(558)

Net unrealized appreciation	$42,531

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $27,993 and the total market value of the collateral held by the Fund is $28,792. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
11/18/2010	Brazilian Real (Sell 7,167)	HSBC	$21
1/19/2011	Euro (Sell 9,322)	Barclays/Royal Bank	132
11/23/2010	New Taiwan Dollar (Buy 126,350)	HSBC	146
1/28/2011	Philippine Peso (Buy 282,860)	Barclays	33
12/21/2010	South Korean Won (Buy 4,787,000)	Barclays	150

			$482

Liabilities:
12/21/2010	Malaysian Ringgit (Buy 20,206)	Morgan Stanley	$(25)
12/21/2010	Polish Zloty (Buy 12,264)	BNP Paribas	(83)

			$(108)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

83	U.S. Treasury 2 Year Note Future	Dec-10	$18,259	$75
234	U.S. Treasury 5 Year Note Future	Dec-10	28,449	340
141	U.S. Treasury 10 Year Note Future	Dec-10	17,806	(117)
87	U.S. Ultra Long Bond	Dec-10	11,732	(755)

				$(457)

Open Swap Contracts

					Unrealized
	Fund			Notional	Appreciation
	Receives	Expiration		Principal	(Depreciation)
Contract Type	(Pays)	Date		(000s)	(000s)

Assets:
Israel Interest Rate Swap	5.55%	Aug-19	ILS	18,800	$428
South Africa Interest Rate Swap	7.47%	Oct-20	ZAR	86,000	212

					$640

Liability:
Israel Interest Rate Swap	(2.83)%	Aug-11	ILS	87,000	$(108)

See notes to financial statements.

Annual Report

Payden Value Leaders Fund

The Fund seeks growth of capital and some current income by generally investing in large cap value stocks with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Financial	20%
Energy	12%
Healthcare	12%
Industrial	8%
Consumer Discretionary	7%
Other	41%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Common Stocks (89%)
Consumer Discretionary (6%)
16,200	Comcast Corp.	$333
4,600	Liberty Media Corp. - Starz (b)	301
13,100	News Corp.	189
2,900	Time Warner Cable Inc.	169
6,800	Time Warner Inc.	221
4,300	Viacom Inc.	166
10,600	Walt Disney Co.	383

		1,762

Consumer Staple (7%)
8,700	Altria Group Inc.	221
5,400	BJ’s Wholesale Club Inc. (b)	225
1,400	Coca-Cola Co.	86
6,900	CVS Caremark Corp.	208
8,400	Kraft Foods Inc.	271
2,600	PepsiCo Inc.	170
11,500	Procter & Gamble Co.	731
1,300	Wal-Mart Stores Inc.	70

		1,982

Energy (12%)
3,600	Anadarko Petroleum Corp.	222
2,600	Apache Corp.	263
3,800	Baker Hughes Inc.	176
8,000	Chesapeake Energy Corp.	174
8,100	Chevron Corp.	669
5,100	ConocoPhillips	303
3,700	Devon Energy Corp.	241
5,600	Marathon Oil Corp.	199
4,300	National Oilwell Varco Inc.	231
3,700	Occidental Petroleum Corp.	291
3,600	Peabody Energy Corp.	190
16,400	Valero Energy Corp.	294

		3,253

Financial (20%)
5,600	Allstate Corp.	171
47,300	Bank of America Corp.	541
5,600	BB&T Corp.	131
8,400	Berkshire Hathaway Inc. (b)	668
3,600	Capital One Financial Corp.	134
104,900	Citigroup Inc. (b)	437
4,800	HCP Inc.	173
18,200	JPMorgan Chase & Co.	685
6,300	Legg Mason Inc.	196
4,600	Loews Corp.	182
4,400	MetLife Inc.	177
3,200	PNC Financial Services Group Inc.	172
6,700	Principal Financial Group Inc.	180
8,300	Progressive Corp.	176
3,600	Prudential Financial Inc.	189
4,600	State Street Corp.	192
3,300	Travelers Companies Inc.	182
10,600	US Bancorp	256
22,500	Wells Fargo & Co.	587

		5,429

Healthcare (12%)
5,400	Amgen Inc. (b)	309
9,700	Bristol-Myers Squibb Co.	261
2,400	Eli Lilly & Co.	84
8,600	Johnson & Johnson	548
14,700	Merck & Co. Inc.	533
38,800	Pfizer Inc.	675
3,600	Thermo Fisher Scientific Inc. (b)	185
7,900	UnitedHealth Group Inc.	285
3,200	WellPoint Inc. (b)	174
2,800	Zimmer Holdings Inc. (b)	133

		3,187

Industrial (8%)
3,000	CSX Corp.	184
3,800	Fluor Corp.	183
3,000	General Dynamics Corp.	204
38,800	General Electric Co.	622
3,100	Norfolk Southern Corp.	191
3,100	Northrop Grumman Corp.	196
5,000	Tyco International Ltd.	191
2,900	Union Pacific Corp.	254
7,400	Verisk Analytics Inc. (b)	221

		2,246

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Material (4%)
7,200	Dow Chemical Co.	$222
4,500	E.I. du Pont de Nemours & Co.	213
14,300	Sealed Air Corp.	331
13,900	Steel Dynamics Inc.	202

		968

Real Estate Investment Trust (2%)
4,700	Health Care REIT Inc.	240
5,200	Regency Centers Corp.	219

		459

Technology (7%)
10,900	Corning Inc.	199
5,600	Fidelity National Information Services Inc.	152
10,700	Intel Corp.	215
6,000	KLA-Tencor Corp.	214
37,000	LSI Corp. (b)	194
12,500	Mircosoft Corp.	333
27,300	Motorola Inc. (b)	223
14,000	Symantec Corp. (b)	227
6,900	Texas Instruments Inc.	204

		1,961

Telecommunication (5%)
22,300	AT&T Inc.	636
21,099	Frontier Communications Corp.	185
13,000	Verizon Communications Inc.	422

		1,243

Utility (6%)
4,500	American Electric Power Co. Inc.	168
12,000	CenterPoint Energy Inc.	199
5,000	Dominion Resources Inc.	217
6,700	DPL Inc.	175
3,000	DTE Energy Co.	140
9,900	Duke Energy Corp.	180
4,000	Exelon Corp.	163
4,900	Pinnacle West Capital Corp.	202
3,400	Sempra Energy	182

		1,626

Total Common Stocks (Cost - $24,253)		24,116

Exchange Traded Fund (Cost - $2,566) (10%)
45,000	Financial Select Sector SPDR Fund (c)	655
33,000	iShares Russell 1000 Value Index Fund	2,007

		2,662

Investment Company (Cost - $868) (3%)
867,711	Payden Cash Reserves Money Market Fund*	868

Total (Cost - $27,687) (a) (102%)		27,646
Liabilities in excess of Other Assets (−2%)		(611)

Net Assets (100%)		$27,035

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities in 000s:

Unrealized appreciation	$2,048
Unrealized depreciation	(2,089)

Net unrealized depreciation	$(41)

(b)	Non-income producing security.

(c)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $599 and the total market value of the collateral held by the Fund is $617. Amounts in 000s.

See notes to financial statements.

Annual Report

Payden U.S. Growth Leaders Fund

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Technology	37%
Consumer Discretionary	14%
Industrial	13%
Consumer Staples	12%
Healthcare	8%
Other	16%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Common Stocks (99%)
Consumer Discretionary (14%)
17,900	Advance Auto Parts Inc.	$1,163
3,500	Amazon.com Inc. (b)	578
23,000	Dollar Tree Inc. (b)	1,180
42,500	Ford Motor Co. (b)	601
17,100	J. Crew Group Inc. (b)	547
21,500	McDonald’s Corp.	1,672
16,700	NIKE Inc.	1,360
1,900	Priceline.com Inc. (b)	716

		7,817

Consumer Staple (12%)
49,600	Altria Group Inc.	1,261
22,800	Coca-Cola Co.	1,398
13,100	Dr Pepper Snapple Group Inc.	479
23,400	PepsiCo Inc.	1,528
19,700	Philip Morris International Inc.	1,152
25,600	Safeway Inc.	586
10,000	Wal-Mart Stores Inc.	542

		6,946

Energy (7%)
6,800	Cimarex Energy Co.	522
24,800	Exxon Mobil Corp.	1,648
21,700	Schlumberger Ltd.	1,517

		3,687

Financial (2%)
10,200	AFLAC Inc.	570
20,600	Moody’s Corp.	558

		1,128

Healthcare (8%)
12,300	Abbott Laboratories	631
14,100	Celgene Corp. (b)	875
27,900	Express Scripts Inc. (b)	1,354
14,100	Gilead Sciences Inc. (b)	559
24,400	UnitedHealth Group Inc.	880

		4,299

Industrial (13%)
26,600	BE Aerospace Inc. (b)	978
10,000	Clean Harbors Inc. (b)	705
12,600	Deere & Co.	968
11,600	Dover Corp.	616
20,100	Emerson Electric Co.	1,103
6,000	FedEx Corp.	526
7,900	Lockheed Martin Corp.	563
11,200	Stericycle Inc. (b)	803
15,100	United Parcel Service Inc.	1,017

		7,279

Material (4%)
13,800	Barrick Gold Corp.	664
8,900	Monsanto Co.	529
43,900	Titanium Metals Corp. (b)	863

		2,056

Technology (37%)
49,100	Activision Blizzard, Inc.	563
8,900	Apple Inc. (b)	2,678
20,400	Atheros Communications (b)	633
9,100	Baidu Inc. (b)	1,001
54,300	Cisco Systems Inc. (b)	1,240
16,800	Cognizant Technology Solutions Corp. (b)	1,095
57,400	Dell Inc. (b)	825
25,700	EMC Corp.	540
7,000	F5 Networks Inc. (b)	824
4,800	Google Inc. (b)	2,942
9,900	International Business Machines Corp.	1,422
71,300	Micron Technology Inc. (b)	590
46,900	Mircosoft Corp.	1,249
12,000	NetApp Inc. (b)	639
65,700	Oracle Corp.	1,932
37,000	QUALCOMM, Inc.	1,670
28,200	Skyworks Solutions Inc.	646
8,400	VeriSign, Inc. (b)	292

		20,781

Telecommunication (1%)
16,000	America Movil SAB de CV	916

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Utility (1%)
10,700	DTE Energy Co.	$500

Total Common Stocks (Cost - $47,689)		55,409

Investment Company (Cost - $411) (1%)
410,836	Payden Cash Reserves Money Market Fund*	411

Total (Cost - $48,100) (a) (100%)		55,820
Liabilities in excess of Other Assets (−0%)		(112)

Net Assets (100%)		$55,708

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$7,864
Unrealized depreciation	(144)

Net unrealized appreciation	$7,720

(b)	Non-income producing security.

See notes to financial statements.

Annual Report

Payden Global Equity Fund

The fund seeks long-term capital appreciation by generally investing in large cap stocks and stock index futures of companies throughout the world and may also hold up to 30% in short sale positions.

Geographic Equity Exposure - percent of value

United States	39%
Europe	9%
United Kingdom	7%
Australia	6%
Canada	7%
Other	32%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (40%)
Corporate (3%)
30,000,000	Rabobank Nederland, 0.80%, 2/3/11 JPY (c)	$373
Foreign Government (35%)
1,000,000	Belgium Treasury Bill, 0.00%, 12/16/10 EUR (c)	1,389
800,000	Dutch Treasury Certificate, 0.00%, 6/30/11 EUR (c)	1,105
700,000	France Treasury Bill BTF, 0.00%, 2/24/11 EUR (c)	971
700,000	France Treasury Bill BTF, 0.00%, 4/7/11 EUR (c)	970
500,000	France Treasury Bill BTF, 0.00%, 5/5/11 EUR (c)	692

		5,127

U.S. Government Agency (2%)
250,000	FNMA Disc Note, 0.30%, 12/1/10 (d)	250

Total Bonds (Cost - $5,512)		5,750

Exchange Traded Fund (Cost - $7,466) (56%)
9,100	Consumer Discretionary Select Sector SPDR Fund	321
13,200	Consumer Staples Select Sector SPDR Fund	380
102,100	DnB NOR OBX NOK (c)	632
5,700	Health Care Select Sector SPDR Fund	177
10,400	Industrial Select Sector SPDR Fund	335
4,300	iShares Dow Jones U.S. Financial Sector Index Fund (b)	228
15,900	iShares Dow Jones U.S. Telecommunications Sector Index Fund	350
2,900	iShares MSCI Canada Index (b)	84
51,600	iShares MSCI Emerging Market Index Fund	2,380
14,300	iShares MSCI Hong Kong Index Fund (b)	268
31,600	iShares MSCI Switzerland Index Fund (b)	743
1,700	Market Vectors - Indonesia Index ETF (b)	151
19,000	PowerShares QQQ	992
6,400	Utilities Select Sector SPDR Fund	203
19,500	Vanguard Emerging Markets ETF	914

		8,158

Investment Company (Cost - $2,646) (18%)
2,646,255	Payden Cash Reserves Money Market Fund*	2,646

Total (Cost - $15,624) (a) (114%)		16,554
Liabilities in excess of Other Assets (−14%)		(2,021)

Net Assets (100%)		$14,533

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,020
Unrealized depreciation	(90)

Net unrealized appreciation	$930

(b)	All or a portion of these securities are on loan. At October 31, 2010, the total market value of the Fund’s securities on loan is $1,694 and the total market value of the collateral held by the Fund is $1,732. Amounts in 000s.

(c)	Par in foreign currency.

(d)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
1/27/2011	British Pound (Buy 711)	CSFB	$10
1/27/2011	Canadian Dollar (Buy 876)	Barclays	4
1/27/2011	Euro (Sell 2,383)	Citigroup/HSBC	14
1/27/2011	Indonesian Rupiah (Sell 1,183,000)	CSFB	1
1/27/2011	Japanese Yen (Buy 45,931)	Royal Bank	4
1/27/2011	Norwegian Krone (Sell 3,366)	Citigroup	4
1/27/2011	Singapore Dollar (Buy 130)	Royal Bank	—
1/27/2011	Swiss Franc (Sell 295)	Royal Bank	7

			$44

Payden Mutual Funds

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Liabilities:
1/27/2011	Australian Dollar (Buy 518)	Barclays	$(3)
1/27/2011	Danish Krone (Buy 319)	Citigroup	—
1/27/2011	Hong Kong Dollar (Sell 954)	CSFB	—
11/3/2010	Norwegian Krone (Buy 1,660)	Citigroup	(1)
1/27/2011	Swedish Krona (Buy 1,250)	Citigroup	(2)

			$(6)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

7	Australian SPI 200 Index Future	Dec-10	$797	$(3)
6	Canadian TSE 60 Index Future	Dec-10	857	30
12	FTSE 100 Index Future	Dec-10	1,086	23
3	Hang Seng Index Future	Nov-10	445	(12)
5	Mexican Bolsa Index Future	Dec-10	144	10
2	MSCI Singapore Index Future	Nov-10	114	(2)
2	Nasdaq 100 Future	Dec-10	425	24
27	S&P MID 400 E-Mini Future	Dec-10	2,234	131
2	Topix Index Future	Dec-10	200	(2)

				$199

See notes to financial statements.

Annual Report

Metzler/Payden European Emerging Markets Fund

The Fund seeks long-term capital appreciation by generally investing in equity securities of issuers of any capitalization organized in European emerging markets countries.

Country Holdings - percent of value

Russia	36%
Poland	31%
Hungary	6%
Austria	5%
Romania	4%
Other	18%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Common Stocks (98%)
Consumer Discretionary (3%)
173,000	NFI Empik Media & Fashion SA	$1,203
1,260,000	Olympic Entertainment Group AS	2,224
185,000	Tallinna Kaubamaja AS	1,499
1,390,000	Vistula Group SA (b)	1,213

		6,139

Consumer Staple (5%)
5,924,000	Albalact SA (b)	515
40,680	AmRest Holdings SE (b)	1,112
75,000	Central European Distribution Corp. (b)	1,873
100,810	Cherkizovo Group OJSC (b)(c)	2,117
170,277	Eurocash SA	1,563
2,000	LPP SA	1,361
20,000	Magnit OJSC (c)	535

		9,076

Diversified (0%)
70,000	Globe Trade Centre SA (b)	569
Energy (21%)
55,000	Gazprom Neft JSC	1,070
325,000	Gazprom OAO	7,124
181,566	LUKOIL, LUK GR, EUR, Frankfurt	10,131
43,000	MOL Hungarian Oil and Gas PLC (b)	4,569
20,000	NovaTek OAO (c)	1,913
212,000	Polski Koncern Naftowy Orlen SA (b)	2,987
1,013,400	Rosneft Oil Co. (c)	7,063
210,000	Surgutneftegas OJSC	2,058

		36,915

Financial (33%)
450,000	AFI Development PLC (c)	531
460,000	AFI Development PLC (b)	514
4,940,694	Banca Transilvania	2,205
3,990,555	Banca Transilvania Rights (b)(d)	53
450,000	Bank Millennium SA (b)	798
122,000	Bank Pekao SA	7,963
530,500	BRD-Groupe Societe Generale	2,143
26,000	BRE Bank SA (b)	2,622
360,000	Echo Investment SA (b)	668
69,750	Erste Group Bank AG	3,144
110,000	FHB Mortgage Bank PLC (b)	660
530,000	Getin Holding SA (b)	1,985
128,000	Halyk Savings Bank of Kazakhstan JSC (c)	1,190
450,000	Immoeast AG rights (b)(d)	0
650,000	Immofinanz Immobilien Anlagen AG (b)	2,557
24,500	Komercni Banka AS	5,547
873,000	Linas Agro AB	668
300,000	Mirland Development Corp. PLC (b)	859
210,000	OTP Bank PLC (b)	6,236
310,000	PIK Group (b)(c)	1,163
642,937	Powszechna Kasa Oszczednosci Bank Polski SA	10,136
36,000	Raiffeisen International Bank-Holding AG	2,026
430,000	Sberbank of Russian Federation	1,425
8,000,000	SC Dafora SA Medias (b)	360
650,000	Sistema-Hals GDR (b)(c)	845
480,000	VTB Bank OJSC (c)	3,178

		59,476

Industrial (11%)
4,009,100	Compa-Sibiu (b)	573
1,130,000	Impexmetal SA (b)	1,643
200,200	LSR Group (b)(c)	1,702
25,000	Lubelski Wegiel Bogdanka SA (b)	988
253,000	New World Resources NV	3,115
1,195,000	Polimex-Mostostal SA	1,737
228,000	Ramirent OYJ	2,564
14,000	Rockwool International AS	1,575
1,547,048	Steppe Cement Ltd. (b)(d)	1,026
2,057,721	Tallink Group PLC (b)	2,002
85,046	TMK OAO (b)(c)	1,669
100,000	Trakcja Polska, SA	167
3,683,300	Turbomecanica SA	118
90,000	Wienerberger AG (b)	1,514

		20,393

Material (15%)
105,000	Cherepovets MK Severstal (b)(c)	1,415
147,000	Evraz Group SA (b)(c)	4,457
36,000	Grupa Kety SA	1,493
119,000	KGHM Polska Miedz SA	5,336
100,000	Mechel-ADR	2,355
400,000	MMC Norilsk Nickel	7,460
74,000	Novopipetsk Steel OJSC (c)	2,533

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

50,000	Petropavlovsk PLC	$774

		25,823

Technology (2%)
2,880,000	Condmag SA (b)	685
230,415	M Video OJSC (d)	1,763
290,000	Multimedia Polska SA	986

		3,434

Telecommunication (7%)
247,000	Agora SA	2,422
80,000	Central European Media Enterprises Ltd. (b)	1,844
54,000	CTC Media, Inc.	1,274
100,000	Mobile Telesystems OJSC	2,165
470,000	Telekomunikacja Polska SA	2,989
385,000	TVN SA	2,421

		13,115

Utility (1%)
21,000	CEZ AS	928
18,500	Transelectrica SA	108

		1,036

Total Common Stocks (Cost - $157,420)		175,976

Investment Company (Cost - $887) (1%)
886,597	Payden Cash Reserves Money Market Fund	887

Total (Cost - $158,307) (a) (99%)		176,863
Other Assets, net of Liabilities (1%)		981

Net Assets (100%)		$177,844

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized apprecation (depreciation) of securities is as follows:

Unrealized appreciation	$27,344
Unrealized depreciation	(8,788)

Net unrealized appreciation	$18,556

(b)	Non-income producing security.

(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Security appraised at fair value under procedures established by the Board.

Open Forward Currency Contracts to USD

			Unrealized
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Liabilities:
11/2/2010	Czech Koruna (Sell 3,886)	BNY Mellon	$(3)
11/4/2010	Euro (Sell 216)	BNY Mellon	(2)
11/2/2010	Polish Zloty (Buy 1,615)	BNY Mellon	(1)
11/4/2010	Polish Zloty (Sell 651)	BNY Mellon	(2)
11/1/2010	Romanian Leu (Sell 72)	BNY Mellon	—
11/2/2010	Romanian Leu (Sell 40)	BNY Mellon	—
11/3/2010	Romanian Leu (Sell 55)	BNY Mellon	—

			$(8)

See notes to financial statements.

Annual Report

Statements of Assets & Liabilities

October 31, 2010
Numbers in 000s

	Payden	Payden
	Cash Reserves	Limited	Payden
	Money Market	Maturity	Short Bond
	Fund	Fund	Fund

ASSETS:
Investments, at value*	$300,762	$157,602	$539,719
Affiliated investments, at value**		151	25,416
Repurchase agreement, at value	295,000
Foreign cash***		8	176
Cash
Restricted cash for collateral
Receivable for:
Interest and dividends	298	771	4,169
Paydowns		68	65
Investments sold		8,105
Fund shares sold	976	24	193
Futures
Swap contracts
Forward currency contracts		29	179
Receivable from Advisor (Note 3)	9
Other assets	60	17	48

Total Assets	597,105	166,775	569,965

LIABILITIES:
Payable for:
Bank overdraft			8
Forward currency contracts
Investments purchased		2,188	5,106
Fund shares redeemed	5,003	6,010	16,864
Futures			40
Swaps		31
Distributions payable	7	2	162
Liability for securities on loan (Note 2)			6,845
Accrued expenses:
Investment advisory fees (Note 3)		18	75
Administration fees (Note 3)	79	20	71
Trustee fees and expenses	8	2	7
Other liabilities	139	71	181

Total Liabilities	5,236	8,342	29,359

NET ASSETS	$591,869	$158,433	$540,606

NET ASSETS:
Paid in capital	$591,882	$169,055	$535,410
Undistributed net investment income (loss)	(6)	(2)	935
Undistributed net realized gains (losses) from investments	(7)	(10,530)	(6,137)
Net unrealized appreciation (depreciation) from:
Investments		(119)	10,201
Translation of assets and liabilities in foreign currencies		29	197

NET ASSETS	$591,869	$158,433	$540,606

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class Shares
Net Assets ($)
Shares Outstanding
Net Asset Value Per Share ($)

Investor Class Shares
Net Assets ($)	591,869	158,433	540,606
Shares Outstanding	591,873	16,768	52,823
Net Asset Value Per Share ($)	1.00	9.45	10.23

* Investments, at cost	$595,762	$157,690	$529,272
** Affiliated investments, at cost		151	25,416
*** Foreign cash, at cost		8	175

See notes to financial statements.

Payden Mutual Funds

					Payden
Payden	Payden	Payden	Payden	Payden	Tax Exempt
U.S. Government	GNMA	Core Bond	Corporate Bond	High Income	Bond
Fund	Fund	Fund	Fund	Fund	Fund

$110,234	$1,065,857	$616,579	$46,647	$1,006,852	$25,127
955	8,869	13,156	945	80,761

			23

421	3,128	5,109	671	21,001	309
128	1,337
	160,467	6,763	109
28	16,895	37	514	293
			6

		820

19	72	55	8	82	9

111,785	1,256,625	642,519	48,923	1,108,989	25,445

7			110
		584
700	490,409	60,502	438	19,048	221
4	881	734	520	250	5
6

	255				1
		8,186	411	49,844

21	9	139	6	306
14	94	74	6	131	3
1	10	8	1	12
55	352	151	46	265	37

808	492,010	70,378	1,538	69,856	267

$110,977	$764,615	$572,141	$47,385	$1,039,133	$25,178

$107,062	$735,091	$566,483	$41,621	$974,271	$24,167
26	524		25	1,016	28
947	9,415	(21,805)	1,634	(21,603)	(56)

2,942	19,585	27,221	4,105	85,449	1,039
		242

$110,977	$764,615	$572,141	$47,385	$1,039,133	$25,178

434	21,169	32,610		469
38.4	2,005	3,060		64.1
11.30	10.56	10.66		7.32

110,543	743,446	539,531	47,385	1,038,664	25,178
9,788	70,391	50,536	3,998	142,021	2,440
11.29	10.56	10.68	11.85	7.31	10.32

$107,251	$1,046,272	$589,358	$42,519	$921,403	$24,088
955	8,869	13,156	945	$80,761

See notes to financial statements.

Annual Report

Statements of Assets & Liabilities

October 31, 2010
Numbers in 000s

	Payden	Payden	Payden
	California	Global	Global
	Municipal	Short Bond	Fixed Income
	Income Fund	Fund	Fund

ASSETS:
Investments, at value*	$46,032	$69,023	$67,469
Affiliated investments, at value**		477	11,339
Repurchase agreement, at value
Foreign cash***		77	248
Cash
Restricted cash for collateral
Receivable for:
Interest and dividends	602	674	1,093
Paydowns
Investments sold			320
Fund shares sold	10	21	59
Futures
Swap contracts
Forward currency contracts		59	467
Receivable from Advisor (Note 3)
Other assets	5	16	19

Total Assets	46,649	70,347	81,014

LIABILITIES:
Payable for:
Bank overdraft		2
Forward currency contracts		57	474
Investments purchased		653	1,651
Fund shares redeemed	10	1	25
Futures		2	24
Swaps
Distributions payable	8
Liability for securities on loan (Note 2)		214	2,302
Accrued expenses:
Investment advisory fees (Note 3)	7	3	2
Administration fees (Note 3)	6	9	10
Trustee fees and expenses	1	1	1
Other liabilities	37	74	89

Total Liabilities	69	1,016	4,578

NET ASSETS	$46,580	$69,331	$76,436

NET ASSETS:
Paid in capital	$44,057	$71,882	$76,125
Undistributed net investment income (loss)			328
Undistributed net realized gains (losses) from investments	865	(4,211)	(5,188)
Net unrealized appreciation (depreciation) from:
Investments	1,658	1,651	5,150
Translation of assets and liabilities in foreign currencies		9	21

NET ASSETS	$46,580	$69,331	$76,436

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class Shares
Net Assets ($)
Shares Outstanding
Net Asset Value Per Share ($)

Investor Class Shares
Net Assets ($)	46,580	69,331	76,436
Shares Outstanding	4,496	6,824	8,473
Net Asset Value Per Share ($)	10.36	10.16	9.02

* Investments, at cost	$44,374	$67,361	$62,582
** Affiliated investments, at cost		477	11,066
*** Foreign cash, at cost		76	247

See notes to financial statements.

Payden Mutual Funds

Payden		Payden		Metzler/Payden
Emerging	Payden	U.S. Growth	Payden	European
Markets Bond	Value Leaders	Leaders	Global Equity	Emerging Markets
Fund	Fund	Fund	Fund	Fund

$424,101	$26,778	$55,409	$13,908	$176,863
42,288	868	411	2,646

			15	73
				507
548

7,480	36	12	5	955

51		1,348	268	1,828
1,468		1		11
123			8
640
482			44
	1
45	8	9	5	22

477,226	27,691	57,190	16,899	180,259

108			6	8
3,331		1,410	572	1,946
1,284				40

108

28,792	617		1,732

108		28	11	71
55	3	7	2	23
6		1		6
218	36	36	43	321

34,010	656	1,482	2,366	2,415

$443,216	$27,035	$55,708	$14,533	$177,844

$401,610	$45,918	$92,695	$17,075	$316,036
369	136	23		(788)
(1,760)	(18,978)	(44,730)	(3,709)	(155,966)

42,606	(41)	7,720	1,129	18,556
391			38	6

$443,216	$27,035	$55,708	$14,533	$177,844

10,534
708.4
14.87

432,682	27,035	55,708	14,533	177,844
29,143	3,033	7,105	1,946	6,316.6
14.85	8.91	7.84	7.47	28.16

$381,570	$26,819	$47,689	$12,978	$158,307
42,288	868	411	2,646
			14	73

See notes to financial statements.

Annual Report

Statements of Operations

Period ended October 31, 2010
Numbers in 000s

	Payden Cash	Payden
	Reserves	Limited
	Money Market	Maturity
	Fund	Fund

INVESTMENT INCOME:
Interest income (Note 2)	$2,176	$1,939
Dividend income
Dividend income from affiliated investment (Note 2)		1
Income from securities lending
Foreign tax withholdings

Investment Income	2,176	1,940

EXPENSES:
Investment advisory fees (Note 3)	1,286	430
Administration fees (Note 3)	1,286	230
Shareholder servicing fees		32
Distribution fees (Note 3)
Custodian fees	71	25
Transfer agent fees	132	33
Registration and filing fees	43	29
Trustee fees and expenses	80	15
Printing and mailing costs	56	15
Legal fees	27	7
Publication expense	30	5
Pricing fees	2	19
Fund accounting fees	118	22
Insurance	73	5
Audit fees	26	36
City taxes	20	28
Loan commitment fees
Other expenses	1
Expenses previously deferred (Note 3)

Gross Expenses	3,251	931
Expense subsidy (Note 3)	(1,314)	(135)
Custodian credits (Note 2)	(2)

Net Expenses	1,935	796

Net Investment Income	241	1,144

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(7)	(379)
Foreign currency transactions		143
Futures contracts
Option contracts
Swap contracts		(30)
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments		1,593
Translation of assets and liabilities in foreign currencies		59
Futures contracts
Swap contracts		21

Net Realized and Unrealized Gains (Losses)	(7)	1,407

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$234	$2,551

See notes to financial statements.

Payden Mutual Funds

				Payden		Payden
Payden	Payden	Payden	Payden	Corporate	Payden	Tax Exempt
Short Bond	U.S. Government	GNMA	Core Bond	Bond	High Income	Bond
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$13,334	$2,442	$19,035	$22,732	$2,331	$69,256	$709
						1
2	1	5	2		5
13			8		161

13,349	2,443	19,040	22,742	2,331	69,422	710

1,329	288	1,755	1,552	152	2,897	75
712	154	975	831	65	1,242	35
242	39	1,071	121	76	798	10
		11	66
63	21	95	73	8	72	3
87	42	119	86	18	161	16
52	35	86	64	18	101	18
43	10	61	53	5	96	2
41	17	66	55	5	93	2
21	5	31	24	2	36	1
12	5	14	16	3	11	3
23	7	18	22	15	27	8
65	15	90	78	7	126	4
30	7	47	37	2	44	1
36	27	39	39	38	28	29
44	5	17	91		58	1
1		2	1		2

			105

2,801	677	4,497	3,314	414	5,792	208
(240)	(55)	(1,216)		(132)		(78)
(1)		(2)	(2)		(2)

2,560	622	3,279	3,312	282	5,790	130

10,789	1,821	15,761	19,430	2,049	63,632	580

3,139	1,427	24,538	18,310	1,651	8,494	67
903			(1,110)		(9)
(2,580)	(347)	(1,520)	116	(16)
		(84)
			(972)

6,715	1,338	8,415	4,951	1,133	51,015	585
485			353		6
455	74			(23)

9,117	2,492	31,349	21,648	2,745	59,506	652

$19,906	$4,313	$47,110	$41,078	$4,794	$123,138	$1,232

See notes to financial statements.

Annual Report

Statements of Operations continued

Period ended October 31, 2010
Numbers in 000s

	Payden	Payden
	California	Global
	Municipal Income	Short Bond
	Fund	Fund

INVESTMENT INCOME:
Interest income (Note 2)	$1,611	$2,116
Dividend income
Dividend income from affiliated investment (Note 2)		1
Income from securities lending		1
Foreign tax withholdings

Investment Income	1,611	2,118

EXPENSES:
Investment advisory fees (Note 3)	144	197
Administration fees (Note 3)	67	98
Shareholder servicing fees	5	71
Distribution fees (Note 3)
Custodian fees	4	27
Transfer agent fees	19	22
Registration and filing fees	1	14
Trustee fees and expenses	4	6
Printing and mailing costs	4	6
Legal fees	2	3
Publication expense	4	4
Pricing fees	9	19
Fund accounting fees	7	10
Insurance	3	4
Audit fees	29	26
City taxes	4	25
Loan commitment fees
Other expenses
Expenses previously deferred (Note 3)

Gross Expenses	306	532
Expense subsidy (Note 3)	(55)	(47)
Custodian credits (Note 2)

Net Expenses	251	485

Net Investment Income	1,360	1,633

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	866	244
Foreign currency transactions		(230)
Futures contracts		(326)
Option contracts
Swap contracts
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments	468	1,671
Translation of assets and liabilities in foreign currencies		184
Futures contracts		65
Swap contracts

Net Realized and Unrealized Gains (Losses)	1,334	1,608

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,694	$3,241

See notes to financial statements.

Payden Mutual Funds

Payden	Payden		Payden		Metzler/Payden
Global	Emerging	Payden	U.S. Growth	Payden	European
Fixed Income	Markets Bond	Value Leaders	Leaders	Global Equity	Emerging Markets
Fund	Fund	Fund	Fund	Fund	Fund

$3,388	$22,856			$31
		$656	$735	79	$3,043
460	3			1
1	4		21	7
			(3)		(483)

3,849	22,863	656	753	118	2,560

270	1,508	140	341	136	1,442
135	502	42	85	22	289
125	614	8	6	23	450
	9
62	106	4	11	24	492
28	65	21	22	15	175
19	71	16	18	18	39
9	35	3	6	1	42
6	43	2	4	2	39
4	15	1	3	1	43
6	6	4	5	3	3
24	11			1	12
13	49	4	8	2	40
7	11	2	4		14
39	36	26	27	34	34
26	19	13	13		44

			27

773	3,100	286	580	282	3,158
(117)	(184)	(50)		(67)	(263)
					(4)

656	2,916	236	580	215	2,891

3,193	19,947	420	173	(97)	(331)

3,902	9,206	62	8,459	(153)	30,501
795	(1,761)			434	(1,373)
(1,526)	1,990	75	(10)	502

	(85)

434
(917)	28,666	2,478	764	463	(2,426)
439	208			3	36
102	(526)			346
	548

3,229	38,246	2,615	9,213	1,595	26,738

$6,422	$58,193	$3,035	$9,386	$1,498	$26,407

See notes to financial statements.

Annual Report

Statements of Changes in Net Assets

For the periods ended October 31st
Numbers in 000s

	Payden Cash Reserves		Payden Limited		Payden Short
	Money Market Fund		Maturity Fund		Bond Fund
	2010	2009	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$241	$6,830	$1,144	$1,392	$10,789	$12,280
Net realized gains (losses) on investments	(7)	100	(266)	(2,166)	1,462	(634)
Change in net unrealized appreciation/(depreciation)			1,673	2,580	7,655	15,485

Change in Net Assets Resulting from Operations	234	6,930	2,551	1,806	19,906	27,131

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A Shares
Class I Shares	(194)	(6,830)	(1,236)	(1,397)	(11,290)	(13,459)
Net realized gains from investments:
Class A Shares
Class I Shares					(1,524)
Return of capital
Class A Shares
Class I Shares	(47)		(59)

Change in Net Assets from Distributions to Shareholders	(241)	(6,830)	(1,295)	(1,397)	(12,814)	(13,459)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Class A Shares
Class I Shares	21,261,185	34,812,523	158,725	99,625	310,955	193,372
Reinvestment of distributions:
Class A Shares
Class I Shares	102	3,750	1,275	1,380	10,953	12,507
Cost of fund shares redeemed:
Class A Shares
Class I Shares	(21,757,367)	(34,786,583)	(115,293)	(82,024)	(146,781)	(204,337)
Proceeds from redemption fees (Note 3)
Class I Shares

Change in Net Assets from Capital Transactions	(496,080)	29,690	44,707	18,981	175,127	1,542

Total Change in Net Assets	(496,087)	29,790	45,963	19,390	182,219	15,214
NET ASSETS:
Beginning of period	1,087,956	1,058,166	112,470	93,080	358,387	343,173

End of period	$591,869	$1,087,956	$158,433	$112,470	$540,606	$358,387

Accumulated undistributed net investment income/(loss)	$(6)	$(53)	$(2)	$22	$935	$2,918

FUND SHARES OF BENEFICIAL INTEREST:
Class A Shares
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Class I Shares
Outstanding shares at beginning of period	1,087,953	1,058,263	12,004	10,048	35,438	35,250

Shares sold	21,261,185	34,812,523	16,893	10,769	30,789	19,590
Shares issued in reinvestment of distributions	102	3,750	136	150	1,083	1,263
Shares redeemed	(21,757,367)	(34,786,583)	(12,265)	(8,963)	(14,487)	(20,665)

Change in shares outstanding	(496,080)	29,690	4,764	1,956	17,385	188

Outstanding shares at end of period	591,873	1,087,953	16,768	12,004	52,823	35,438

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)			160,504	71,452	331,544	292,705
Sale of investments (excluding government)			81,257	39,168	143,704	160,476
Purchase of government securities			26,685	25,723	122,384	137,162
Sale of government securities			27,644	27,943	85,749	204,240

(1)	Fund commenced operations on March 12, 2009.
(2)	The fund changed to a multiple class fund on November 2, 2009. The existing shares were redesignated as Class I and the fund commenced offering Class A shares.

See notes to financial statements.

Payden Mutual Funds

						Payden Corporate
Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund		Bond Fund		Payden High Income Fund
2010	2009(2)	2010	2009(2)	2010	2009(2)	2010	2009(1)	2010	2009(2)

$1,821	$2,012	$15,761	$16,993	$19,430	$20,285	$2,049	$915	$63,632	$34,099
1,080	1,515	22,934	14,657	16,344	(3,594)	1,635	334	8,485	(8,100)
1,412	1,105	8,415	18,146	5,304	58,731	1,110	2,995	51,021	88,006

4,313	4,632	47,110	49,796	41,078	75,422	4,794	4,244	123,138	114,005

(2)		(181)		(942)				(11)
(2,025)	(2,228)	(31,173)	(25,246)	(19,282)	(21,965)	(2,048)	(891)	(62,839)	(34,567)

(1,185)	(434)					(335)

				(50)
				(1,021)					(2,868)

(3,212)	(2,662)	(31,354)	(25,246)	(21,295)	(21,965)	(2,383)	(891)	(62,850)	(37,435)

467		21,719		63,775				446
40,338	68,186	430,706	631,238	71,714	118,973	14,021	42,367	481,935	533,769

2		178		992				11
3,205	2,651	28,531	24,404	20,201	21,847	2,342	875	34,913	25,192

(40)		(856)		(33,064)
(36,652)	(33,841)	(348,443)	(295,779)	(81,044)	(73,522)	(13,621)	(4,363)	(214,307)	(139,720)

								5	22

7,320	36,996	131,835	359,863	42,574	67,298	2,742	38,879	303,003	419,263

8,421	38,966	147,591	384,413	62,357	120,755	5,153	42,232	363,291	495,833

102,556	63,590	617,024	232,611	509,784	389,029	42,232	—	675,842	180,009

$110,977	$102,556	$764,615	$617,024	$572,141	$509,784	$47,385	$42,232	$1,039,133	$675,842

$26	$(1)	$524	$(36)	$—	$503	$25	$24	$1,016	$—

—		—		—				—

42		2,070		6,173				63
		17		95				1
(4)		(82)		(3,208)

38		2,005		3,060				64

38		2,005		3,060				64

9,177	5,845	59,932	24,168	49,455	42,645	3,758	—	98,927	30,734

3,630	6,140	41,445	62,513	6,904	12,136	1,231	4,076	68,760	86,324
289	238	2,746	2,400	1,942	2,215	206	81	4,972	4,039
(3,308)	(3,046)	(33,732)	(29,149)	(7,765)	(7,541)	(1,197)	(399)	(30,638)	(22,170)

611	3,332	10,459	35,764	1,081	6,810	240	3,758	43,094	68,193

9,788	9,177	70,391	59,932	50,536	49,455	3,998	3,758	142,021	98,927

				248,011	127,857	29,724	44,165	468,834	571,859
				205,848	86,304	26,988	6,571	173,505	152,303
120,910	128,855	508,743	687,533	463,613	298,470	3,226	14,747		39,963
99,500	82,599	188,888	212,979	431,069	273,750	3,534	14,152		30,095

See notes to financial statements.

Annual Report

Statements of Changes in Net Assets continued

For the periods ended October 31st
Numbers in 000s

	Payden Tax Exempt		Payden California		Payden Global Short
	Bond Fund		Municipal Income Fund		Bond Fund
	2010	2009	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$580	$521	$1,360	$1,492	$1,633	$1,878
Net realized gains (losses) on investments	67	47	866	361	(312)	(3,052)
Change in net unrealized appreciation/(depreciation)	585	707	468	2,096	1,920	5,603

Change in Net Assets Resulting from Operations	1,232	1,275	2,694	3,949	3,241	4,429

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A Shares
Class I Shares	(580)	(521)	(1,360)	(1,492)	(1,472)
Net realized gains from investments:
Class A Shares
Class I Shares			(243)
Return of capital					(24)	(1,876)

Change in Net Assets from Distributions to Shareholders	(580)	(521)	(1,603)	(1,492)	(1,496)	(1,876)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Class A Shares
Class I Shares	11,095	12,161	10,935	21,012	20,858	16,475
Reinvestment of distributions:
Class A Shares
Class I Shares	573	513	1,498	1,414	1,462	1,799
Cost of fund shares redeemed:
Class A Shares
Class I Shares	(9,037)	(4,764)	(11,200)	(25,642)	(14,649)	(29,864)
Proceeds from redemption fees (Note 3)
Class I Shares

Change in Net Assets from Capital Transactions	2,631	7,910	1,233	(3,216)	7,671	(11,590)

Total Change in Net Assets	3,283	8,664	2,324	(759)	9,416	(9,037)
NET ASSETS:
Beginning of period	21,895	13,231	44,256	45,015	59,915	68,952

End of period	$25,178	$21,895	$46,580	$44,256	$69,331	$59,915

Accumulated undistributed net investment income/(loss)	$28	$28	$—	$—	$—	$—

FUND SHARES OF BENEFICIAL INTEREST:
Class A Shares
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Class I Shares
Outstanding shares at beginning of period	2,181	1,386	4,380	4,698	6,056	7,351

Shares sold	1,094	1,228	1,072	2,122	2,084	1,698
Shares issued in reinvestment of distributions	56	52	147	142	146	189
Shares redeemed	(891)	(485)	(1,103)	(2,582)	(1,462)	(3,182)

Change in shares outstanding	259	795	116	(318)	768	(1,295)

Outstanding shares at end of period	2,440	2,181	4,496	4,380	6,824	6,056

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	9,259	10,562	22,587	15,477	50,037	37,020
Sale of investments (excluding government)	6,080	3,646	21,597	16,278	30,657	34,492
Purchase of government securities					9,465	12,903
Sale of government securities					12,443	21,274

(1)	Fund commenced operations on March 12, 2009.
(2)	The fund changed to a multiple class fund on November 2, 2009. The existing shares were redesignated as Class I and the fund commenced offering Class A shares.

See notes to financial statements.

Payden Mutual Funds

Payden Global Fixed		Payden Emerging Markets		Payden Value		Payden U.S. Growth		Payden Global
Income Fund		Bond Fund		Leaders Fund		Leaders Fund		Equity Fund
2010	2009	2010	2009(2)	2010	2009	2010	2009	2010	2009

$3,193	$3,206	$19,947	$7,727	$420	$667	$173	$416	$(97)	$(18)
3,171	(3,770)	9,350	617	137	(8,473)	8,449	(2,805)	783	(986)
58	11,576	28,896	29,439	2,478	8,693	764	5,970	812	1,624

6,422	11,012	58,193	37,783	3,035	887	9,386	3,581	1,498	620

		(198)
(4,293)	(3,997)	(18,169)	(7,041)	(452)	(878)	(260)	(306)		(30)

	(630)
								(38)	(2)

(4,293)	(4,627)	(18,367)	(7,041)	(452)	(878)	(260)	(306)	(38)	(32)

		11,987
27,361	33,605	217,162	160,064	1,558	9,000	3,442	20,540	7,512	4,990

		198
4,171	4,386	17,958	6,892	446	855	260	303	38	32

		(2,287)
(59,228)	(33,048)	(83,169)	(29,415)	(5,915)	(17,723)	(23,629)	(43,437)	(5,331)	(4,338)

		42	11		2		4	1	1

(27,696)	4,943	161,891	137,552	(3,911)	(7,866)	(19,927)	(22,590)	2,220	685

(25,567)	11,328	201,717	168,294	(1,328)	(7,857)	(10,801)	(19,315)	3,680	1,273

102,003	90,675	241,499	73,205	28,363	36,220	66,509	85,824	10,853	9,580

$76,436	$102,003	$443,216	$241,499	$27,035	$28,363	$55,708	$66,509	$14,533	$10,853

$328	$1,002	$369	$82	$136	$168	$23	$110	$—	$—

		—

		851
		14
		(157)

		708

		708

11,615	11,045	18,241	7,389	3,473	4,611	9,775	13,940	1,658	1,710

3,082	3,926	15,602	12,780	177	1,267	468	3,393	1,065	814
473	512	1,289	567	53	119	37	48	5	6
(6,697)	(3,868)	(5,989)	(2,495)	(670)	(2,524)	(3,175)	(7,606)	(782)	(872)

(3,142)	570	10,902	10,852	(440)	(1,138)	(2,670)	(4,165)	288	(52)

8,473	11,615	29,143	18,241	3,033	3,473	7,105	9,775	1,946	1,658

95,359	123,735	313,717	252,948	19,555	18,168	134,955	126,649	22,245	10,411
114,458	117,217	156,255	112,311	22,997	26,613	154,062	143,147	16,276	6,475
26,120	34,993
33,751	40,088

See notes to financial statements.

Annual Report

Statements of Changes in Net Assets continued

For the periods ended October 31st
Numbers in 000s

	Metzler/Payden European
	Emerging Markets Fund
	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(331)	$247
Net realized gains (losses) on investments	29,128	(128,167)
Change in net unrealized appreciation/(depreciation)	(2,390)	192,254
Reimbursement from affiliate for investment transactions

Change in Net Assets Resulting from Operations	26,407	64,334

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A Shares
Class I Shares
Net realized gains from investments:
Class A Shares
Class I Shares
Return of capital		(407)

Change in Net Assets from Distributions to Shareholders		(407)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Class A Shares
Class I Shares	44,257	42,508
Reinvestment of distributions:
Class A Shares
Class I Shares		392
Cost of fund shares redeemed:
Class A Shares
Class I Shares	(93,876)	(72,993)
Proceeds from redemption fees (Note 3)
Class I Shares	75	22

Change in Net Assets from Capital Transactions	(49,544)	(30,071)

Total Change in Net Assets	(23,137)	33,856
NET ASSETS:
Beginning of period	200,981	167,125

End of period	$177,844	$200,981

Accumulated undistributed net investment income/(loss)	$(788)	$(410)

FUND SHARES OF BENEFICIAL INTEREST:
Class A Shares
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Class I Shares
Outstanding shares at beginning of period	8,329	11,147

Shares sold	1,687	2,295
Shares issued in reinvestment of distributions		23
Shares redeemed	(3,699)	(5,136)

Change in shares outstanding	(2,012)	(2,818)

Outstanding shares at end of period	6,317	8,329

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	229,224	179,471
Sale of investments (excluding government)	259,328	232,744
Purchase of government securities
Sale of government securities

See notes to financial statements.

Payden Mutual Funds

Notes to Financial Statements

October 31, 2010

1.  Organization and Related Matters

The Payden & Rygel Investment Group (the “P&R Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its seventeen funds (each a “Fund,” collectively the “P&R Funds”) is a series of the P&R Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes sixteen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the P&R Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

The Metzler/Payden Investment Group (the “MP Group”) is an open-end registered investment company organized as a Delaware business trust on March 22, 2002 and is registered under the Act, as amended. Its Fund (a “Fund,” or the “MP Fund”) is a single series of the MP Group. The MP Group commenced operations on December 30, 2002. The Fund is able to issue unlimited shares at $0.001 par value, and has been classified as non-diversified.

On October 10, 2010 at a joint meeting, the Board of Trustees of the MP Group and the Board of Trustees of the P&R Group, each approved an Agreement and Plan of Reorganization (the “Plan”) setting forth the terms and conditions of the proposed reorganization of the Metzler/Payden European Emerging Markets Fund into a newly formed series of the P&R Group (the “New Fund”). At that same meeting The MP Group Board also set a meeting of the Fund’s shareholders for December 15, 2010 to vote on the Plan. That meeting was adjourned, and rescheduled for January 12, 2011. The reorganization is currently expected to take place on January 21, 2011.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. Each Fund’s financial statements are prepared in accordance with GAAP.

The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which a Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security

Annual Report

Notes to Financial Statements continued

as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA, Tax Exempt Bond, and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. For these Funds, investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Forward Currency Contracts

The Funds entered into forward contracts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted

Payden Mutual Funds

by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Funds entered into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract. The Funds and counterparties have agreed to exchange interest payments based on a notional principal amount.

Fund Pays	Fund Receives	Counterparty

5.503%	3M US Libor	CSFB
3M TELBOR	5.55%	CSFB
2.83%	3M TELBOR	CSFB
3M JIBAR	7.47%	Citigroup

TBA Sale Commitment

Funds entered into TBA sale commitments, within dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Derivatives and Hedging

The following tables show the Funds’ exposure to different types of market risk as it relates to the Statements of Assets and Liabilities and the Statements of Operations.

Each Fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related contingent features in derivative agreements.

Annual Report

Notes to Financial Statements continued

Statement of Assets and Liabilities
Fair Values of Derivative Instruments as of October 31, 2010
(Amounts in thousands)

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Payden Limited Maturity
Interest rate risk(4)	—	Interest rate risk(5)	(31)
Foreign currency risk(2)	29	Foreign currency risk(3)	—

Total	29		(31)
Payden Short Bond
Interest rate risk(1)	—	Interest rate risk(1)	(246)
Foreign currency risk(2)	179	Foreign currency risk(3)	—

Total	179		(246)
Payden U.S. Government
Interest rate risk(1)	—	Interest rate risk(1)	(41)

Payden Core Bond
Interest rate risk(1)		Interest rate risk(1)
Foreign currency risk(2)	820	Foreign currency risk(3)	(584)

Total	820		(584)
Payden Corporate Bond
Interest rate risk(1)	—	Interest rate risk(1)	(23)

Payden Global Short Bond
Interest rate risk(1)	—	Interest rate risk(1)	(11)
Foreign currency risk(2)	59	Foreign currency risk(3)	(57)

Total	59		(68)
Payden Global Fixed Income
Interest rate risk(1)	89	Interest rate risk(1)	(99)
Foreign currency risk(2)	467	Foreign currency risk(3)	(474)

Total	556		(573)
Payden Emerging Markets Bond
Interest rate risk(1,4)	1,055	Interest rate risk(1,5)	(980)
Foreign currency risk(2)	482	Foreign currency risk(3)	(108)

Total	1,537		(1,088)
Payden Global Equity
Equity risk(1)	218	Equity risk(1)	(19)
Foreign currency risk(2)	44	Foreign currency risk(3)	(6)

Total	262		(25)
Metzler/Payden European Emerging Markets
Foreign currency risk(2)	—	Foreign currency risk(3)	(8)

Statement of Assets and Liabilities location:

(1)	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.
(2)	Receivable for forward currency contracts.
(3)	Payable for forward currency contracts.
(4)	Receivable for swap contracts.
(5)	Payable for swap contracts.

The Effect of Derivative Instruments on the Statement of Operations
For the Period Ended October 31, 2010
(Amounts in thousands)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income ($)
		Forward
	Futures &	Currency
Underlying risk	Options(6)	Contracts(7)	Swaps(8)	Total

Payden Limited Maturity
Interest rate	—	—	(30)	(30)
Foreign exchange	—	112	—	112

Total	—	112	(30)	82
Payden Short Bond
Interest rate	(2,580)	—	—	(2,580)
Foreign exchange	—	911	—	911

Total	(2,580)	911	—	(1,669)
Payden U.S. Government
Interest rate	(347)	—	—	(347)

Payden GNMA
Interest rate	(1,604)	—	—	(1,604)

Payden Core Bond
Interest rate	116	—	—	116
Foreign exchange	—	(1,026)	—	(1,026)

Total	116	(1,026)	—	(910)
Payden Corporate Bond
Interest rate	(16)	—	—	(16)

Payden High Income
Foreign exchange	—	6	—	6

Payden Global Short Bond
Interest rate	(326)	—	—	(326)
Foreign exchange	—	(320)	—	(320)

Total	(326)	(320)	—	(646)
Payden Global Fixed Income
Interest rate	(1,526)	—	—	(1,526)
Foreign exchange	—	968	—	968

Total	(1,526)	968	—	(558)
Payden Emerging Markets Bond
Interest rate	1,990	—	(85)	1,905
Foreign exchange	—	(1,432)	—	(1,432)

Total	1,990	(1,432)	(85)	473
Payden Value Leaders
Equity	75	—	—	75

Payden U.S. Growth Leaders
Equity	(10)	—	—	(10)

Payden Global Equity
Foreign exchange	—	437	—	437
Equity	502	—	—	502

Total	502	437	—	939
Metzler/Payden European Emerging Markets
Foreign exchange	—	(1,063)	—	(1,063)

(6)	Net realized gains (losses) from futures and option contracts.
(7)	Net realized gains (losses) from foreign currency transactions which may include other currency related gains and losses.
(8)	Net realized gains (losses) from swap contracts.

Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations
For the Period Ended October 31, 2010
(Amounts in thousands)

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income ($)
		Forward
		Currency
Underlying risk	Futures(9)	Contracts(10)	Swaps(11)	Total

Payden Limited Maturity
Interest rate	—	—	21	21
Foreign exchange	—	59	—	59

Total	—	59	21	80
Payden Short Bond
Interest rate	455	—	—	455
Foreign exchange	—	474	—	474

Total	455	474	—	929
Payden U.S. Government
Interest rate	74	—	—	74

Payden Core Bond
Interest rate	—	—	—
Foreign exchange	—	356	—	356

Payden Corporate Bond
Interest rate	(23)	—	—	(23)

Payden Global Short Bond
Interest rate	65	—	—	65
Foreign exchange	—	180	—	180

Total	65	180	—	245
Payden Global Fixed Income
Interest rate	102	—	—	102
Foreign exchange	—	441	—	441

Total	102	441	—	543
Payden Emerging Markets Bond
Interest rate	(526)	—	548	22
Foreign exchange	—	205	—	205

Total	(526)	205	548	227
Payden Global Equity
Foreign exchange	—	13	—	13
Equity	346	—	—	346

Total	346	13	—	359
Metzler/Payden European Emerging Markets
Foreign exchange	—	215	—	215

(9)	Change in net unrealized appreciation (depreciation) from futures contracts.
(10)	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
(11)	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2010 the average market value of derivatives as a percent of average net assets were as follows:

	Foreign		Interest
	currency	Credit	rate	Equity

Payden Limited Maturity	4%	0%	0%	0%
Payden Short Bond	8%	0%	12%	0%
Payden U.S. Government	0%	0%	11%	0%
Payden GNMA	0%	0%	15%	0%
Payden Core Bond	2%	0%	4%	0%
Payden Corporate Bond	0%	0%	0%	0%
Payden Global Short Bond	18%	0%	6%	0%
Payden Global Fixed Income	56%	0%	25%	0%
Payden Emerging Markets Bond	4%	0%	35%	0%
Payden Global Equity	8%	0%	0%	52%

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AMBAC, FGIC, FSA and MBIA).

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon the Funds may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the statement of operations.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.

Annual Report

Notes to Financial Statements continued

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Value Leaders, U.S. Growth Leaders, Global Equity and MP Fund, which are declared and paid semi-annually, and (ii) the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2010, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market, Tax Exempt Bond and California Municipal Income Funds) invests in other Funds of the P&R Group (an “affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in affiliated Funds.

	Value				Value
Fund	October 31, 2009	Purchases	Sales	Dividends	October 31, 2010

Investments in Cash Reserves Money Market Fund
Limited Maturity	$3,554,599	$753,564,817	$756,968,649	$1,045	$150,767
Short Bond	25,831,217	1,709,436,651	1,709,851,801	2,000	25,416,067
U.S. Government	18,271,554	451,344,732	468,661,111	458	955,175
GNMA	14,744,627	3,566,873,303	3,572,749,188	5,445	8,868,742
Core Bond	25,448,663	1,968,810,280	1,981,102,952	2,128	13,155,991
Corporate Bond	1,602,247	124,243,618	124,901,028	139	944,837
High Income	110,531,947	4,740,225,549	4,769,996,732	5,358	80,760,764
Global Short Bond	5,641,293	323,577,827	328,742,399	390	476,721
Global Fixed Income	2,863,859	396,684,148	396,084,062	408	3,463,945
Emerging Markets Bond	27,841,520	2,133,626,577	2,119,179,472	2,602	42,288,625
Value Leaders	675,120	73,092,829	72,900,238	95	867,711
U.S Growth Leaders	3,333,955	193,121,852	196,044,971	234	410,836
Global Equity	3,512,433	457,731,840	458,598,018	521	2,646,255
Investments in High Income Fund
Global Fixed Income	$5,129,356	$2,311,630	$—	$459,745	$7,874,940

Payden Mutual Funds

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the statements of operations.

Redemption Fee

The High Income, Emerging Markets Bond, Value Leaders, U.S. Growth Leaders, Global Equity and the MP Fund employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days. The fees are added to paid in capital and are disclosed in the statements of changes in net assets.

Line of Credit

The Payden funds have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $30 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and expenses are allocated on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.	Related Party Transactions

Payden & Rygel and Metzler/Payden (the “Advisers”) provide investment advisory services to the Funds. Under the terms of the investment advisory agreement, each is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees Based on Assets
	Between	Between	Between			Current
	0—500	0.5—1	1—2	Over 2	Expense	Voluntary	Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	FY 2008	FY 2009	FY 2010

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$1,339,909	$1,519,737	$1,313,868
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	220,038	171,136	135,074
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	199,852	216,561	239,666
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	60,843	40,623	55,442
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	199,804	646,579	1,215,779
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	—	57,738	132,394
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.55%	74,404	67,323	77,926
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	52,105	56,974	55,319
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	78,581	61,380	46,697
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	102,812	79,648	116,852
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	—	—	184,074
Value Leaders	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	60,085	75,102	50,404
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	6,457	11,545	—
Global Equity	0.95%	0.95%	0.95%	0.95%	1.50%	n/a	70,966	77,606	67,208
European Emerging Markets	0.75%	0.75%	0.75%	0.75%	1.50%	n/a	—	31,355	262,613

The Advisers agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes will not exceed the percentages indicated above

Annual Report

Notes to Financial Statements continued

(“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses, including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2011 (exclusive of interest and taxes).

Each Fund remains liable to its respective Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Paydenfunds and MP Fund, Payden & Rygel Distributors is not entitled to receive any fees from the Funds except as follows.

Effective November 2, 2009 the Payden U.S. Government, GNMA, Core Bond, High Income and Emerging Markets Bond Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Advisor class at an annualized rate of 0.25%.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

Indemnifications

Under the P&R Group and MP Group’s organizations documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Fund’s expect this risk of loss to be remote.

4.  Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments (Fixed income-Asset Backed, Commercial Paper, Corporate, Government, Mortgage Backed, Municipal and U.S. Government Agency, Equity-Common Stocks, Exchange Traded Funds and Investment Company).

In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. This ASU adds new disclosures about the amounts and reason for significant transfers in and out of Level 1 and Level 2 as well as inputs and valuation techniques used to measure fair value that fall in either Level 2 or Level 3, and information on purchases, sales, issuance and settlement on a gross basis in the reconciliation of activity in Level 3. The ASU is effective for fiscal years beginning after December 15, 2009 and December 15, 2010. Management adopted the portions effective for the current period and is evaluating the impact adoption will have on the Fund’s financial statement disclosures for portions effective in future periods. There were no significant transfers between levels, which required disclosure.

Payden Mutual Funds

Table 1.

	Investments in Securities
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Cash Reserves Money Market
Government			$56,011				$56,011
Repurchase Agreement			295,000				295,000
U.S. Government Agency			234,464				234,464
Investment Company	$10,287						10,287
Payden Limited Maturity
Asset Backed			19,172				19,172
Commercial Paper			4,608				4,608
Corporate			84,996				84,996
Government			25,576				25,576
Mortgage Backed			17,323				17,323
Municipal			3,880				3,880
U.S. Government Agency			2,047				2,047
Investment Company	151						151
Payden Short Bond
Asset Backed			12,573				12,573
Corporate			326,725				326,725
Government			126,624				126,624
Mortgage Backed			56,927				56,927
Municipal			6,716				6,716
U.S. Government Agency			10,154				10,154
Investment Company	25,416						25,416
Payden U.S. Government
Asset Backed			1,012				1,012
Government			34,862				34,862
Mortgage Backed			38,834				38,834
U.S. Government Agency			35,526				35,526
Investment Company	955						955
Payden GNMA
Government			6,004				6,004
Mortgage Backed			1,054,654				1,054,654
U.S. Government Agency			5,199				5,199
Investment Company	8,869						8,869
Payden Core Bond
Asset Backed			3,864				3,864
Corporate			315,058				315,058
Government			142,927				142,927
Mortgage Backed			141,940				141,940
Municipal			1,563				1,563
U.S. Government Agency			11,227				11,227
Investment Company	13,156						13,156
Payden Corporate Bond
Corporate			46,347				46,347
Government			300				300
Investment Company	945						945

Annual Report

Notes to Financial Statements continued

	Investments in Securities
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden High Income
Corporate			$1,006,852				$1,006,852
Investment Company	$80,761						80,761
Payden Tax Exempt Bond
Municipal			24,843				24,843
Investment Company	284						284
Payden California Municipal Income
Municipal			45,424				45,424
Investment Company	608						608
Payden Global Short Bond
Asset Backed			808				808
Corporate			41,990				41,990
Government			18,102				18,102
Mortgage Backed			6,448				6,448
Municipal			723				723
U.S. Government Agency			952				952
Investment Company	477						477
Payden Global Fixed Income
Corporate			28,509				28,509
Government			36,352				36,352
Mortgage Backed			2,608				2,608
Investment Company	11,339						11,339
Payden Emerging Markets Bond
Corporate			121,272				121,272
Government			302,829				302,829
Investment Company	42,288						42,288
Payden Value Leaders
Common Stock	24,116						24,116
Exchange Traded Funds	2,662						2,662
Investment Company	868						868
Payden U.S. Growth Leaders
Common Stock	55,409						55,409
Investment Company	411						411
Payden Global Equity
Corporate			373				373
Exchange Traded Funds	8,158						8,158
Government			5,127				5,127
U.S. Government Agency			250				250
Investment Company	2,646						2,646
Metzler/Payden European Emerging Markets
Common Stock	173,134		2,842				175,976
Investment Company	887						887

Payden Mutual Funds

Table 1a.

	Other Financial Instruments†
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Limited Maturity
Forward currency contracts			$29				$29
Swaps				$(31)			(31)
Payden Short Bond
Forward currency contracts			179				179
Futures		$(246)					(246)
Payden U.S. Government
Futures		(41)					(41)
Payden Core Bond
Forward currency contracts			820	(584)			236
Payden Corporate Bond
Futures		(23)					(23)
Payden Global Short Bond
Forward currency contracts			59	(57)			2
Futures		(11)					(11)
Payden Global Fixed Income
Forward currency contracts			467	(474)			(7)
Futures	$89	(99)					(10)
Payden Emerging Markets Bond
Forward currency contracts			482	(108)			374
Futures	415	(872)					(457)
Swaps			640	(108)			532
Payden Global Equity
Forward currency contracts			44	(6)			38
Futures	218	(19)					199
Metzler/Payden European Emerging Markets
Forward currency contracts				(8)			(8)

†	Other Financial Instruments include derivative instruments, such as futures, forward currency and swaps. Amounts shown represents unrealized appreciation (depreciation) at period end.

5.	Pending Litigation

In December 2007, the Payden High Income Fund and Payden Opportunity Bond Fund (collectively, the “Funds”) were served in a suit brought by the Adelphia Recovery Trust (“ART”) alleging wrong-doing by various defendants in connection with syndicated loans made to the Adelphia Communications Corporation and its affiliates. The defendants included, among others, the Syndicate Lenders, which were the banks who made the original loans, as well as the Assignees, which were entities, including the Funds, that purchased portions of the Adelphia bank debt after the original issue date pursuant to assignment agreements.

The Assignees moved to dismiss the complaint in its entirety, which the Federal District Court granted, and on December 8, 2008, a judgment to that effect was entered. The ART appealed the decision, and on May 26, 2010, the Second Circuit Court of Appeals issued a summary order affirming the District Court’s dismissal of the complaint in full. The opinion was unanimous.

Following that decision, the ART filed a petition with the Supreme Court to review the decision of the Second Circuit Court of Appeal. However, the ART and the Assignees, including the Funds, have verbally agreed to exchange mutual releases, following which the ART will drop its petition for review. At that time, the decision of the Second Circuit in favor of the Assignees will become final.

Annual Report

Notes to Financial Statements continued

6.  Federal Income Taxes (amounts in 000s)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2010: Short Bond ($2,349), GNMA ($3,111), Core Bond ($16,558), High Income ($8,231), Tax Exempt Bond ($67), Global Short Bond ($92), Global Fixed Income ($3,434), Emerging Markets Bond ($9,806), Value Leaders ($91), U.S. Growth Leaders ($6,137), Global Equity ($1,335).

	Capital Loss Carryforwards
	Expires	Expires	Expires	Expires	Expires	Expires	Expires	Expires
	2011	2012	2013	2014	2015	2016	2017	2018	Total

Payden Cash Reserves Money Market								$7	$7
Payden Limited Maturity	$781	$1,129	$1,482	$411	$840	$3,358	$2,201	287	10,489
Payden Short Bond							6,204		6,204
Payden U.S. Government									—
Payden GNMA									—
Payden Core Bond				4,507	8,632	2,226	6,972		22,337
Payden Corporate Bond									—
Payden High Income				2,604		10,129	8,606		21,339
Payden Tax Exempt Bond						56			56
Payden California Municipal Income									—
Payden Global Short Bond			162	1,019	644		2,397		4,222
Payden Global Fixed Income							5,127		5,127
Payden Emerging Markets Bond						1,128			1,128
Payden Value Leaders						10,258	8,538		18,796
Payden U.S. Growth Leaders						27,922	16,480		44,402
Payden Global Equity						2,862	653		3,515
Metzler/Payden European Emerging Markets							115,894	714	116,608

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

	2009				2010
	Tax-Exempt	Ordinary	Long Term	Return	Tax-Exempt	Ordinary	Long Term	Return
	Income	Income	Capital Gains	of Capital	Income	Income	Capital Gains	of Capital

Payden Cash Reserves Money Market		$7,424				$288		$47
Payden Limited Maturity		1,404				1,295		59
Payden Short Bond		13,436				12,746
Payden U.S. Government		2,239	$423			2,699	$513
Payden GNMA		25,236				31,174
Payden Core Bond		21,965				21,296		1,071
Payden Corporate Bond		891				2,384
Payden High Income		37,435		$2,868		62,850
Payden Tax Exempt Bond	$521	1			$578	2
Payden California Municipal Income	1,483	5			1,356	4	243
Payden Global Short Bond		1,621		1,876		1,496		24
Payden Global Fixed Income		3,999	628			4,293
Payden Emerging Markets Bond		7,041				18,367
Payden Value Leaders		878				452
Payden U.S. Growth Leaders		306				261
Payden Global Equity		32		2				38
Metzler/Payden European Emerging Markets		608		407

Payden Mutual Funds

At October 31, 2010, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

				Net
		Gross	Gross	Unrealized
	Cost of Investments	Unrealized	Unrealized	Appreciation
	Federal Income	Appreciation	Depreciation	(Depreciation)
	Tax Purposes	on Investments	on Investments	on Investments

Payden Cash Reserves Money Market	$595,762
Payden Limited Maturity	157,841	$1,162	$1,250	$(88)
Payden Short Bond	554,688	15,826	5,379	10,447
Payden U.S. Government	108,206	3,002	19	2,983
Payden GNMA	1,049,533	25,193		25,193
Payden Core Bond	602,038	29,341	1,644	27,697
Payden Corporate Bond	43,464	4,137	9	4,128
Payden High Income	1,002,428	87,769	2,584	85,185
Payden Tax Exempt Bond	24,088	1,050	11	1,039
Payden California Municipal Income	44,374	1,713	55	1,658
Payden Global Short Bond	67,838	2,579	917	1,662
Payden Global Fixed Income	73,759	5,489	440	5,049
Payden Emerging Markets Bond	424,731	43,089	1,431	41,658
Payden Value Leaders	27,869	2,048	2,271	(223)
Payden U.S. Growth Leaders	48,428	7,864	472	7,392
Payden Global Equity	15,626	1,020	92	928
Metzler/Payden European Emerging Markets	197,665	27,344	48,146	(20,802)

At October 31, 2010, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed	Undistributed				Total
	Ordinary and	Realized			Net Unrealized	Distributable
	Tax Exempt	Long Term	Capital Loss	Distributions	Appreciation	Earnings
	Income	Capital Gains	Carryforwards	Payable	(Depreciation)	(Deficit)

Payden Cash Reserves Money Market			$(7)	$(6)		$(13)
Payden Limited Maturity	$2		(10,489)	(2)	$(133)	(10,622)
Payden Short Bond	1,259		(6,204)	(162)	10,303	5,196
Payden U.S. Government	556	$376			2,983	3,915
Payden GNMA	3,986			(255)	25,793	29,524
Payden Core Bond			(22,337)		27,995	5,658
Payden Corporate Bond	898	738			4,128	5,764
Payden High Income	1,016		(21,339)		85,185	64,862
Payden Tax Exempt Bond	30		(56)	(1)	1,038	1,011
Payden California Municipal Income	54	827		(8)	1,650	2,523
Payden Global Short Bond			(4,222)		1,671	(2,551)
Payden Global Fixed Income	328		(5,127)		5,110	311
Payden Emerging Markets Bond	369		(1,128)		42,365	41,606
Payden Value Leaders	136		(18,796)		(223)	(18,883)
Payden U.S. Growth Leaders	23		(44,402)		7,392	(36,987)
Payden Global Equity			(3,515)		973	(2,542)
Metzler/Payden European Emerging Markets			(116,608)		(21,584)	(138,192)

Annual Report

Notes to Financial Statements continued

7.  Exempt Interest Income Designation (unaudited)

	Exempt
	Interest	Exempt Interest
	Dividends	Dividends
	($000s)	Per Share
Tax Exempt Bond	$578	$0.25
California Municipal Income	1,356	0.31

8.	Qualified Interest Income (unaudited)

The Payden Core Bond Fund designated 94.21% of the ordinary income distribution as qualified interest income under the Jobs Creation Act of 2004.

9.	Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no other events have occurred that require disclosure.

Payden Mutual Funds

Financial Highlights

For the share outstanding for the period ended October 31st

	Payden Cash Reserves Money Market Fund
	2010		2009	2008	2007	2006

Net asset value — beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.00	(3)	0.01	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	(3)	0.00 (3)	0.00 (3)

Total from investment activities	0.00		0.01	0.03	0.05	0.05

Distributions to shareholders:
From net investment income	(0.00	)(3)	(0.01)	(0.03)	(0.05)	(0.05)
From net realized gains
Return of capital	(0.00	)(3)

Total distributions to shareholders	0.00		(0.01)	(0.03)	(0.05)	(0.05)

Net asset value — end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.03%		0.63%	2.76%	5.16%	4.64%

Ratios/supplemental data:
Net assets, end of period (000s)	$591,869		$1,087,956	$1,058,166	$606,397	$607,429
Ratio of gross expense to average net assets	0.38%		0.43%	0.37%	0.36%	0.35%
Ratio of net expense to average net assets	0.23%		0.29%	0.24%	0.20%	0.20%
Ratio of investment income less gross expenses to average net assets	(0.12)%		0.49%	2.40%	4.88%	4.48%
Ratio of net investment income to average net assets	0.03%		0.63%	2.53%	5.04%	4.63%
Portfolio turnover rate	n/a		n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2010		2009	2008	2007		2006

Net asset value — beginning of period	$9.37		$9.26	$9.66	$9.88		$9.86

Income (loss) from investment activities:
Net investment income	0.07		0.17	0.33	0.49		0.42
Net realized and unrealized gains (losses)	0.09		0.11	(0.41)	(0.22)		0.01

Total from investment activities	0.16		0.28	(0.08)	0.27		0.43

Distributions to shareholders:
From net investment income	(0.08)		(0.17)	(0.31)	(0.49)		(0.40)
From net realized gains
Return of capital	(0.00	)(3)		(0.01)	(0.00	)(3)	(0.01)

Total distributions to shareholders	(0.08)		(0.17)	(0.32)	(0.49)		(0.41)

Net asset value — end of period	$9.45		$9.37	$9.26	$9.66		$9.88

Total return	1.71%		3.13%	(0.85)%	2.76%		4.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$158,433		$112,470	$93,080	$149,482		$164,321
Ratio of gross expense to average net assets	0.61%		0.73%	0.63%	0.55%		0.51%
Ratio of net expense to average net assets	0.52%		0.50%	0.47%	0.41%		0.40%
Ratio of investment income less gross expenses to average net assets	0.65%		1.65%	3.43%	4.86%		4.05%
Ratio of net investment income to average net assets	0.74%		1.88%	3.59%	5.00%		4.16%
Portfolio turnover rate	78%		103%	73%	100%		63%

The Fund commenced operations on May 1, 1994.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Short Bond Fund
	2010	2009	2008		2007		2006

Net asset value — beginning of period	$10.11	$9.74	$9.95		$9.92		$9.91

Income (loss) from investment activities:
Net investment income	0.21	0.34	0.36		0.45		0.41
Net realized and unrealized gains (losses)	0.20	0.40	(0.21)		0.03		0.01

Total from investment activities	0.41	0.74	0.15		0.48		0.42

Distributions to shareholders:
From net investment income	(0.25)	(0.37)	(0.33)		(0.45)		(0.41)
From net realized gains	(0.04)		(0.00	)(3)
Return of capital			(0.03)		(0.00	)(3)	(0.00	)(3)

Total distributions to shareholders	(0.29)	(0.37)	(0.36)		(0.45)		(0.41)

Net asset value — end of period	$10.23	$10.11	$9.74		$9.95		$9.92

Total return	4.10%	7.74%	1.52%		4.94%		4.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$540,606	$358,387	$343,173		$340,430		$320,592
Ratio of gross expense to average net assets	0.59%	0.59%	0.57%		0.52%		0.50%
Ratio of net expense to average net assets	0.54%	0.53%	0.52%		0.47%		0.45%
Ratio of investment income less gross expenses to average net assets	2.22%	3.35%	3.55%		4.44%		4.13%
Ratio of net investment income to average net assets	2.27%	3.41%	3.60%		4.49%		4.18%
Portfolio turnover rate	52%	107%	116%		110%		91%

The Fund commenced operations on January 1, 1994.

	Payden U.S.
	Government Fund –
	Adviser Class
	2010

Net asset value — beginning of period	$11.17

Income (loss) from investment activities:
Net investment income	0.13
Net realized and unrealized gains (losses)	0.26

Total from investment activities	0.39

Distributions to shareholders:
From net investment income	(0.13)
From net realized gains	(0.13)
Return of capital

Total distributions to shareholders	(0.26)

Net asset value — end of period	$11.30

Total return	3.50	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$434
Ratio of gross expense to average net assets	0.90	%(2)
Ratio of net expense to average net assets	0.86	%(2)
Ratio of investment income less gross expenses to average net assets	1.29	%(2)
Ratio of net investment income to average net assets	1.33	%(2)
Portfolio turnover rate	99	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Payden Mutual Funds

	Payden U.S. Government Fund-Investor Class
	2010	2009	2008		2007		2006

Net asset value — beginning of period	$11.17	$10.88	$10.56		$10.47		$10.45

Income (loss) from investment activities:
Net investment income	0.20	0.29	0.36		0.45		0.40
Net realized and unrealized gains (losses)	0.27	0.38	0.32		0.09		0.03

Total from investment activities	0.47	0.67	0.68		0.54		0.43

Distributions to shareholders:
From net investment income	(0.22)	(0.31)	(0.36)		(0.45)		(0.41)
From net realized gains	(0.13)	(0.07)	(0.00	)(3)
Return of capital					(0.00	)(3)	(0.00	)(3)

Total distributions to shareholders	(0.35)	(0.38)	(0.36)		(0.45)		(0.41)

Net asset value — end of period	$11.29	$11.17	$10.88		$10.56		$10.47

Total return	4.27%	6.20%	6.54%		5.29%		4.21%

Ratios/supplemental data:
Net assets, end of period (000s)	$110,543	$102,556	$63,590		$55,844		$41,798
Ratio of gross expense to average net assets	0.66%	0.65%	0.67%		0.70%		0.65%
Ratio of net expense to average net assets	0.60%	0.60%	0.58%		0.52%		0.48%
Ratio of investment income less gross expenses to average net assets	1.71%	2.41%	3.23%		4.13%		3.68%
Ratio of net investment income to average net assets	1.77%	2.46%	3.32%		4.31%		3.85%
Portfolio turnover rate	99%	104%	224%		117%		132%

The Fund commenced operations on January 1, 1995.

	Payden GNMA Fund-
	Adviser Class
	2010

Net asset value — beginning of period	$10.29

Income (loss) from investment activities:
Net investment income	0.41
Net realized and unrealized gains (losses)	0.31

Total from investment activities	0.72

Distributions to shareholders:
From net investment income	(0.45)
From net realized gains

Total distributions to shareholders	(0.45)

Net asset value — end of period	$10.56

Total return	7.03	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$21,169
Ratio of gross expense to average net assets	0.94	%(2)
Ratio of net expense to average net assets	0.76	%(2)
Ratio of investment income less gross expenses to average net assets	1.97	%(2)
Ratio of net investment income to average net assets	2.15	%(2)
Portfolio turnover rate	20	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden GNMA Fund-Investor Class
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$10.30	$9.62	$9.73	$9.75	$9.78

Income (loss) from investment activities:
Net investment income	0.28	0.34	0.42	0.48	0.43
Net realized and unrealized gains (losses)	0.48	0.82	(0.01)	0.00 (1)	0.05

Total from investment activities	0.76	1.16	0.41	0.48	0.48

Distributions to shareholders:
From net investment income	(0.50)	(0.48)	(0.52)	(0.50)	(0.51)
From net realized gains			0.00 (3)

Total distributions to shareholders	(0.50)	(0.48)	(0.52)	(0.50)	(0.51)

Net asset value — end of period	$10.56	$10.30	$9.62	$9.73	$9.75

Total return	7.62%	12.19%	4.29%	4.94%	5.10%

Ratios/supplemental data:
Net assets, end of period (000s)	$743,446	$617,024	$232,611	$162,851	$141,676
Ratio of gross expense to average net assets	0.69%	0.62%	0.60%	0.54%	0.54%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.24%	3.14%	3.96%	4.83%	4.24%
Ratio of net investment income to average net assets	2.43%	3.26%	4.06%	4.87%	4.28%
Portfolio turnover rate	20%	32%	22%	40%	11%

The Fund commenced operations on August 27, 1999.

	Payden
	Core
	Bond
	Fund-
	Adviser
	Class
	2010

Net asset value — beginning of period	$10.30

Income (loss) from investment activities:
Net investment income	0.29
Net realized and unrealized gains (losses)	0.41

Total from investment activities	0.70

Distributions to shareholders:
From net investment income	(0.30)
From net realized gains
Return of capital	(0.04)

Total distributions to shareholders	(0.34)

Net asset value — end of period	$10.66

Total return	6.84	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$32,610
Ratio of gross expense to average net assets	0.83	%(2)
Ratio of net expense to average net assets	0.83	%(2)
Ratio of investment income less gross expenses to average net assets	3.20	%(2)
Ratio of net investment income to average net assets	3.20	%(2)
Portfolio turnover rate	119	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Payden Mutual Funds

	Payden Core Bond Fund-Investor Class
	2010	2009	2008	2007		2006

Net asset value — beginning of period	$10.31	$9.12	$10.07	$10.23		$10.23

Income (loss) from investment activities:
Net investment income	0.37	0.44	0.46	0.50		0.47
Net realized and unrealized gains (losses)	0.40	1.23	(0.93)	(0.16)		0.01

Total from investment activities	0.77	1.67	(0.47)	0.34		0.48

Distributions to shareholders:
From net investment income	(0.36)	(0.48)	(0.48)	(0.50)		(0.47)
From net realized gains
Return of capital	(0.04)			(0.00	)(3)	(0.01)

Total distributions to shareholders	(0.40)	(0.48)	(0.48)	(0.50)		(0.48)

Net asset value — end of period	$10.68	$10.31	$9.12	$10.07		$10.23

Total return	7.66%	18.67%	(4.97)%	3.44%		4.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$539,531	$509,784	$389,029	$687,606		$896,569
Ratio of gross expense to average net assets	0.59%	0.60%	0.55%	0.50%		0.48%
Ratio of net expense to average net assets	0.59%	0.60%	0.55%	0.46%		0.46%
Ratio of investment income less gross expenses to average net assets	3.52%	4.51%	4.53%	4.81%		4.49%
Ratio of net investment income to average net assets	3.52%	4.51%	4.53%	4.85%		4.51%
Portfolio turnover rate	119%	79%	315%	244%		243%

The Fund commenced operations on January 1, 1994.

	Payden Corporate
	Bond Fund
	2010	2009

Net asset value — beginning of period	$11.24	$10.00

Income (loss) from investment activities:
Net investment income	0.54	0.30
Net realized and unrealized gains (losses)	0.71	1.23

Total from investment activities	1.25	1.53

Distributions to shareholders:
From net investment income	(0.54)	(0.29)
From net realized gains	(0.10)
Return of capital

Total distributions to shareholders	(0.64)	(0.29)

Net asset value — end of period	$11.85	$11.24

Total return	11.49%	15.43	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$47,385	$42,232
Ratio of gross expense to average net assets	0.95%	0.95	%(2)
Ratio of net expense to average net assets	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	4.42%	4.44	%(2)
Ratio of net investment income to average net assets	4.72%	4.74	%(2)
Portfolio turnover rate	71%	66	%(1)

The Fund commenced operations on March 12, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden
	High
	Income
	Fund-Adviser
	Class
	2010

Net asset value — beginning of period	$6.82

Income (loss) from investment activities:
Net investment income	0.44
Net realized and unrealized gains (losses)	0.53

Total from investment activities	0.97

Distributions to shareholders:
From net investment income	(0.47)
From net realized gains
Return of capital

Total distributions to shareholders	(0.47)

Proceeds from redemption fees	0.00	(3)

Net asset value — end of period	$7.32

Total return	14.77	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$469
Ratio of gross expense to average net assets	0.94	%(2)
Ratio of net expense to average net assets	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	7.03	%(2)
Ratio of net investment income to average net assets	7.03	%(2)
Portfolio turnover rate	22	%(1)

The Class commenced operations on November 2, 2009.

	Payden High Income Fund-Investor Class
	2010	2009	2008	2007		2006

Net asset value — beginning of period	$6.83	$5.86	$8.08	$8.14		$8.11

Income (loss) from investment activities:
Net investment income	0.53	0.53	0.57	0.58		0.55
Net realized and unrealized gains (losses)	0.47	1.00	(2.19)	(0.04)		0.09

Total from investment activities	1.00	1.53	(1.62)	0.54		0.64

Distributions to shareholders:
From net investment income	(0.52)	(0.52)	(0.57)	(0.60)		(0.54)
From net realized gains
Return of capital		(0.04)	(0.03)	(0.00	)(3)	(0.07)

Total distributions to shareholders	(0.52)	(0.56)	(0.60)	(0.60)		(0.61)

Proceeds from redemption fees		0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)

Net asset value — end of period	$7.31	$6.83	$5.86	$8.08		$8.14

Total return	15.32%	27.65%	(21.35)%	6.75%		8.19%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,038,664	$675,842	$180,009	$254,983		$263,119
Ratio of gross expense to average net assets	0.70%	0.65%	0.72%	0.61%		0.59%
Ratio of net expense to average net assets	0.70%	0.65%	0.69%	0.61%		0.59%
Ratio of investment income less gross expenses to average net assets	7.69%	8.08%	7.43%	7.06%		6.77%
Ratio of net investment income to average net assets	7.69%	8.08%	7.40%	7.06%		6.77%
Portfolio turnover rate	22%	50%	19%	67%		79%

The Fund commenced operations on December 30, 1997.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden Tax Exempt Bond Fund
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$10.04	$9.54	$9.87	$9.95	$9.83

Income (loss) from investment activities:
Net investment income	0.25	0.29	0.34	0.37	0.34
Net realized and unrealized gains (losses)	0.28	0.51	(0.33)	(0.10)	0.13

Total from investment activities	0.53	0.80	0.01	0.27	0.47

Distributions to shareholders:
From net investment income	(0.25)	(0.30)	(0.34)	(0.35)	(0.33)
From net realized gains					(0.02)

Total distributions to shareholders	(0.25)	(0.30)	(0.34)	(0.35)	(0.35)

Net asset value — end of period	$10.32	$10.04	$9.54	$9.87	$9.95

Total return	5.36%	8.53%	0.04%	2.76%	4.91%

Ratios/supplemental data:
Net assets, end of period (000s)	$25,178	$21,895	$13,231	$14,022	$15,762
Ratio of gross expense to average net assets	0.88%	0.94%	1.05%	1.05%	0.91%
Ratio of net expense to average net assets	0.55%	0.55%	0.53%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.14%	2.66%	2.92%	2.99%	2.98%
Ratio of net investment income to average net assets	2.47%	3.05%	3.44%	3.54%	3.39%
Portfolio turnover rate	30%	24%	50%	12%	24%

The Fund commenced operations on December 21, 1993.

	Payden California Municipal Income Fund
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$10.10	$9.58	$9.94	$10.04	$9.94

Income (loss) from investment activities:
Net investment income	0.31	0.34	0.35	0.36	0.36
Net realized and unrealized gains (losses)	0.31	0.52	(0.36)	(0.10)	0.14

Total from investment activities	0.62	0.86	(0.01)	0.26	0.50

Distributions to shareholders:
From net investment income	(0.31)	(0.34)	(0.35)	(0.36)	(0.36)
From net realized gains	(0.05)				(0.04)

Total distributions to shareholders	(0.36)	(0.34)	(0.35)	(0.36)	(0.40)

Net asset value — end of period	$10.36	$10.10	$9.58	$9.94	$10.04

Total return	6.27%	9.06%	(0.12)%	2.63%	5.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$46,580	$44,256	$45,015	$45,449	$43,236
Ratio of gross expense to average net assets	0.68%	0.68%	0.65%	0.66%	0.68%
Ratio of net expense to average net assets	0.56%	0.55%	0.53%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.90%	3.26%	3.44%	3.44%	3.38%
Ratio of net investment income to average net assets	3.02%	3.39%	3.56%	3.60%	3.56%
Portfolio turnover rate	51%	38%	19%	18%	25%

The Fund commenced operations on December 17, 1998.

(1)	Net annualized
(2)	Annualized

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Global Short Bond Fund
	2010		2009	2008		2007		2006

Net asset value — beginning of period	$9.89		$9.38	$10.07		$10.15		$10.28

Income (loss) from investment activities:
Net investment income	0.25		0.34	0.46		0.50		0.42
Net realized and unrealized gains (losses)	0.25		0.51	(0.74)		(0.10)		0.02

Total from investment activities	0.50		0.85	(0.28)		0.40		0.44

Distributions to shareholders:
From net investment income	(0.23)			(0.41)		(0.48)		(0.52)
From net realized gains
Return of capital	(0.00	)(3)	(0.34)	(0.00	)(3)	(0.00	)(3)	(0.05)

Total distributions to shareholders	(0.23)		(0.34)	(0.41)		(0.48)		(0.57)

Net asset value — end of period	$10.16		$9.89	$9.38		$10.07		$10.15

Total return	5.09%		9.26%	(2.90)%		3.97%		4.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$69,331		$59,915	$68,952		$119,731		$180,803
Ratio of gross expense to average net assets	0.81%		0.82%	0.80%		0.61%		0.54%
Ratio of net expense to average net assets	0.74%		0.71%	0.70%		0.57%		0.52%
Ratio of investment income less gross expenses to average net assets	2.42%		3.45%	3.98%		4.71%		4.29%
Ratio of net investment income to average net assets	2.49%		3.56%	4.08%		4.75%		4.31%
Portfolio turnover rate	68%		97%	111%		46%		129%

The Fund commenced operations on September 18, 1996.

	Payden Global Fixed Income Fund
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$8.78	$8.21	$8.90	$9.04	$9.76

Income (loss) from investment activities:
Net investment income	0.32	0.28	0.32	0.37	0.25
Net realized and unrealized gains (losses)	0.34	0.70	(0.52)	(0.03)	0.03

Total from investment activities	0.66	0.98	(0.20)	0.34	0.28

Distributions to shareholders:
From net investment income	(0.42)	(0.35)	(0.49)	(0.26)	(0.34)
From net realized gains		(0.06)			(0.18)
Return of capital				(0.22)	(0.48)

Total distributions to shareholders	(0.42)	(0.41)	(0.49)	(0.48)	(1.00)

Net asset value — end of period	$9.02	$8.78	$8.21	$8.90	$9.04

Total return	7.66%	12.13%	(2.45)%	3.85%	3.05%

Ratios/supplemental data:
Net assets, end of period (000s)	$76,436	$102,003	$90,675	$94,776	$158,321
Ratio of gross expense to average net assets	0.86%	0.78%	0.81%	0.65%	0.59%
Ratio of net expense to average net assets	0.73%	0.70%	0.70%	0.64%	0.58%
Ratio of investment income less gross expenses to average net assets	3.42%	3.20%	3.49%	4.08%	2.80%
Ratio of net investment income to average net assets	3.55%	3.28%	3.60%	4.09%	2.81%
Portfolio turnover rate	136%	162%	279%	214%	198%

The Fund commenced operations on September 1, 1992.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden
	Emerging
	Markets
	Bond
	Fund-Adviser
	Class
	2010

Net asset value — beginning of period	$13.24

Income (loss) from investment activities:
Net investment income	0.68
Net realized and unrealized gains (losses)	1.63

Total from investment activities	2.31

Distributions to shareholders:
From net investment income	(0.68)
From net realized gains
Return of capital

Total distributions to shareholders	(0.68)

Proceeds from redemption fees

Net asset value — end of period	$14.87

Total return	17.91	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$10,534
Ratio of gross expense to average net assets	1.17	%(2)
Ratio of net expense to average net assets	1.16	%(2)
Ratio of investment income less gross expenses to average net assets	5.27	%(2)
Ratio of net investment income to average net assets	5.28	%(2)
Portfolio turnover rate	49	%(1)

The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Bond Fund-Investor Class
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$13.24	$9.91	$13.55	$13.10	$12.62

Income (loss) from investment activities:
Net investment income	0.81	0.70	0.72	0.71	0.91
Net realized and unrealized gains (losses)	1.56	3.29	(3.42)	0.35	0.29

Total from investment activities	2.37	3.99	(2.70)	1.06	1.20

Distributions to shareholders:
From net investment income	(0.76)	(0.66)	(0.77)	(0.61)	(0.39)
From net realized gains
Return of capital			(0.17)		(0.33)

Total distributions to shareholders	(0.76)	(0.66)	(0.94)	(0.61)	(0.72)

Proceeds from redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)

Net asset value — end of period	$14.85	$13.24	$9.91	$13.55	$13.10

Total return	18.44%	41.17%	(21.19)%	8.34%	9.70%

Ratios/supplemental data:
Net assets, end of period (000s)	$432,682	$241,499	$73,205	$158,208	$68,976
Ratio of gross expense to average net assets	0.92%	0.83%	0.88%	0.81%	0.82%
Ratio of net expense to average net assets	0.87%	0.83%	0.88%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	5.91%	6.62%	5.74%	5.41%	6.65%
Ratio of net investment income to average net assets	5.96%	6.62%	5.74%	5.42%	6.67%
Portfolio turnover rate	49%	103%	172%	128%	193%

The Fund commenced operations on December 17, 1998.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Value Leaders Fund
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$8.17	$7.85	$14.16	$12.83	$10.82

Income (loss) from investment activities:
Net investment income	0.14	0.17	0.27	0.25	0.21
Net realized and unrealized gains (losses)	0.74	0.35	(5.79)	1.30	2.04

Total from investment activities	0.88	0.52	(5.52)	1.55	2.25

Distributions to shareholders:
From net investment income	(0.14)	(0.20)	(0.28)	(0.22)	(0.24)
From net realized gains			(0.51)

Total distributions to shareholders	(0.14)	(0.20)	(0.79)	(0.22)	(0.24)

Proceeds from redemption fees		0.00 (3)

Net asset value — end of period	$8.91	$8.17	$7.85	$14.16	$12.83

Total return	10.89%	7.00%	(41.03)%	12.19%	21.10%

Ratios/supplemental data:
Net assets, end of period (000s)	$27,035	$28,363	$36,220	$82,907	$77,403
Ratio of gross expense to average net assets	1.03%	1.04%	0.90%	0.82%	0.88%
Ratio of net expense to average net assets	0.85%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	1.32%	1.93%	2.00%	1.82%	1.90%
Ratio of net investment income to average net assets	1.50%	2.17%	2.10%	1.84%	1.98%
Portfolio turnover rate	72%	60%	101%	66%	67%

The Fund commenced operations on November 1, 1996.

	Payden U.S. Growth Leaders Fund
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$6.80	$6.16	$11.30	$8.91	$8.31
Income (loss) from investment activities:
Net investment income	0.02	0.04	0.01	0.00 (3)	0.00 (3)
Net realized and unrealized gains (losses)	1.05	0.63	(4.63)	2.39	0.60

Total from investment activities	1.07	0.67	(4.62)	2.39	0.60

Distributions to shareholders:
From net investment income	(0.03)	(0.03)	(0.01)	0.00 (3)
From net realized gains			(0.47)
Return of capital			(0.04)

Total distributions to shareholders	(0.03)	(0.03)	(0.52)	0.00 (3)	0.00

Proceeds from redemption fees		0.00 (3)	0.00 (3)		0.00 (3)

Net asset value — end of period	$7.84	$6.80	$6.16	$11.30	$8.91

Total return	15.82%	10.92%	(42.86)%	26.84%	7.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$55,708	$66,509	$85,824	$130,625	$66,166
Ratio of gross expense to average net assets	1.02%	1.02%	0.97%	0.95%	1.00%
Ratio of net expense to average net assets	1.02%	1.00%	0.96%	0.93%	1.00%
Ratio of investment income less gross expenses to average net assets	0.30%	0.63%	0.05%	(0.03)%	0.01%
Ratio of net investment income to average net assets	0.30%	0.65%	0.06%	(0.01)%	0.01%
Portfolio turnover rate	245%	198%	387%	210%	202%

The Fund commenced operations on June 17, 1999.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden Global Equity Fund
	2010	2009		2008

Net asset value — beginning of period	$6.55	$5.60		$10.00

Income (loss) from investment activities:
Net investment income (loss)	(0.05)	(0.00	)(3)	0.03
Net realized and unrealized gains (losses)	0.99	0.98		(4.40)

Total from investment activities	0.94	0.98		(4.37)

Distributions to shareholders:
From net investment income (loss)		(0.03)		(0.03)
From net realized gains
Return of capital	(0.02)	(0.00	)(3)

Total distributions to shareholders	(0.02)	(0.03)		(0.03)

Proceeds from redemption fees	0.00 (3)	0.00	(3)

Net asset value — end of period	$7.47	$6.55		$5.60

Total return	14.37%	17.59%		(43.83	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$14,533	$10,853		$9,580
Ratio of gross expense to average net assets	1.97%	2.60%		2.89	%(2)
Ratio of net expense to average net assets	1.50%	1.50%		1.50	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	(1.15)%	(1.36)%		(0.59	)%(2)
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.26)%		0.80	%(2)
Portfolio turnover rate	142%	166%		163	%(1)

The Fund commenced operations on March 31, 2008.

	Metzler/Payden European Emerging Markets Fund
	2010	2009	2008	2007	2006

Net asset value — beginning of period	$24.13	$14.99	$42.31	$30.40	$23.91

Income (loss) from investment activities:
Net investment income	(0.07)	0.03	0.29	0.25	0.18
Net realized and unrealized gains (losses)	4.09	9.16	(24.05)	13.30	8.74

Total from investment activities	4.02	9.19	(23.76)	13.55	8.92

Distributions to shareholders:
From net investment income			(0.05)	(0.12)	0.00 (3)
From net realized gains			(3.52)	(1.54)	(2.47)
Return of capital		(0.05)

Total distributions to shareholders	0.00	(0.05)	(3.57)	(1.66)	(2.47)

Proceeds from redemption fees	0.01	0.00 (3)	0.01	0.02	0.04

Net asset value — end of period	$28.16	$24.13	$14.99	$42.31	$30.40

Total return	16.70%	61.44%	(61.17)%	46.45%	40.54%

Ratios/supplemental data:
Net assets, end of period (000s)	$177,844	$200,981	$167,125	$606,918	$164,157
Ratio of gross expense to average net assets	1.64%	1.52%	1.47%	1.40%	1.71%
Ratio of net expense to average net assets	1.50%	1.50%	1.47%	1.40%	1.24%
Ratio of investment income less gross expenses to average net assets	(0.31)%	0.16%	0.76%	0.86%	0.78%
Ratio of net investment income to average net assets	(0.17)%	0.18%	0.76%	0.86%	1.25%
Portfolio turnover rate	123%	133%	204%	122%	128%

The Fund commenced operations on December 30, 2002.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
The Payden & Rygel Investment Group and
The Metzler/Payden Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund, and Payden Global Equity Fund, sixteen of the funds constituting The Payden & Rygel Investment Group (the “P&R Funds”), and of Metzler/Payden European Emerging Markets Fund, the sole fund of The Metzler/Payden Investment Group (the “MP Fund”), as of October 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the P&R Funds’ and MP Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The P&R Funds and MP Fund are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the P&R Funds’ and MP Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above included in The Payden & Rygel Investment Group and The Metzler/Payden Investment Group as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America

/s/  Deloitte & Touche LLP

Chicago, Illinois
December 29, 2010

Payden Mutual Funds

Fund Expenses unaudited

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs:  transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2010. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value	Value	6-Month	Expense	Expenses
	May 1, 2010	October 31, 2010	Return	Ratio	Paid

Payden Cash Reserves Money Market	$1,000.00	$1,000.10	0.01%	0.24%	$1.21
Payden Limited Maturity	1,000.00	1,008.60	0.86%	0.54%	2.73
Payden Short Bond	1,000.00	1,021.60	2.16%	0.55%	2.80
Payden U.S. Government Investor Class	1,000.00	1,031.60	3.16%	0.61%	3.12
Payden U.S. Government Adviser Class	1,000.00	1,031.20	3.12%	0.87%	4.45
Payden GNMA Investor Class	1,000.00	1,044.70	4.47%	0.50%	2.58
Payden GNMA Adviser Class	1,000.00	1,044.40	4.44%	0.76%	3.92
Payden Core Bond Investor Class	1,000.00	1,045.00	4.50%	0.60%	3.09
Payden Core Bond Adviser Class	1,000.00	1,042.80	4.28%	0.85%	4.38
Payden Corporate Bond	1,000.00	1,069.00	6.90%	0.65%	3.39
Payden High Income Investor Class	1,000.00	1,068.80	6.88%	0.71%	3.70
Payden High Income Adviser Class	1,000.00	1,067.50	6.75%	0.93%	4.85
Payden Tax Exempt Bond	1,000.00	1,032.90	3.29%	0.56%	2.87
Payden California Municipal Income	1,000.00	1,031.50	3.15%	0.56%	2.87
Payden Global Short Bond	1,000.00	1,022.30	2.23%	0.77%	3.92
Payden Global Fixed Income	1,000.00	1,033.50	3.35%	0.76%	3.90
Payden Emerging Markets Bond Investor Class	1,000.00	1,089.50	8.95%	0.91%	4.79
Payden Emerging Markets Bond Adviser Class	1,000.00	1,087.60	8.76%	1.16%	6.10
Payden Value Leaders	1,000.00	968.50	−3.15%	0.90%	4.47
Payden U.S. Growth Leaders	1,000.00	1,025.20	2.52%	1.05%	5.36
Payden Global Equity	1,000.00	1,030.30	3.03%	1.50%	7.68
Metzler/Payden European Emerging Markets	1,000.00	1,002.90	0.29%	1.55%	7.83

Annual Report

Fund Expenses continued

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2010 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value	Value	6-Month	Expense	Expenses
	May 1, 2010	October 31, 2010	Return	Ratio	Paid

Payden Cash Reserves Money Market	$1,000.00	$1,024.00	2.40%	0.24%	$1.22
Payden Limited Maturity	1,000.00	1,022.48	2.25%	0.54%	2.75
Payden Short Bond	1,000.00	1,022.43	2.24%	0.55%	2.80
Payden U.S. Government Investor Class	1,000.00	1,022.13	2.21%	0.61%	3.11
Payden U.S. Government Adviser Class	1,000.00	1,020.82	2.08%	0.87%	4.43
Payden GNMA Investor Class	1,000.00	1,022.68	2.27%	0.50%	2.55
Payden GNMA Adviser Class	1,000.00	1,021.37	2.14%	0.76%	3.87
Payden Core Bond Investor Class	1,000.00	1,022.18	2.22%	0.60%	3.06
Payden Core Bond Adviser Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Payden Corporate Bond	1,000.00	1,021.93	2.19%	0.65%	3.31
Payden High Income Investor Class	1,000.00	1,021.63	2.16%	0.71%	3.62
Payden High Income Adviser Class	1,000.00	1,020.52	2.05%	0.93%	4.74
Payden Tax Exempt Bond	1,000.00	1,022.38	2.24%	0.56%	2.85
Payden California Municipal Income	1,000.00	1,022.38	2.24%	0.56%	2.85
Payden Global Short Bond	1,000.00	1,021.32	2.13%	0.77%	3.92
Payden Global Fixed Income	1,000.00	1,021.37	2.14%	0.76%	3.87
Payden Emerging Markets Bond Investor Class	1,000.00	1,020.62	2.06%	0.91%	4.63
Payden Emerging Markets Bond Adviser Class	1,000.00	1,019.36	1.94%	1.16%	5.90
Payden Value Leaders	1,000.00	1,020.67	2.07%	0.90%	4.58
Payden U.S. Growth Leaders	1,000.00	1,019.91	1.99%	1.05%	5.35
Payden Global Equity	1,000.00	1,017.64	1.76%	1.50%	7.63
Metzler/Payden European Emerging Markets	1,000.00	1,017.39	1.74%	1.55%	7.88

Payden Mutual Funds

Approval of Investment Advisory Agreement

1.  Background

On June 15, 2010, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Payden & Rygel (the “Adviser”), and the P&R Trust with respect to sixteen of the P&R Trust’s mutual funds (each a “Paydenfund” and collectively the “Paydenfunds”)1 for an additional year through June 30, 2011. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for each Paydenfund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of each Paydenfund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.  Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

3.  Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the P&R Trust for this purpose, which contained each Paydenfund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for the sixteen Paydenfunds have been satisfactory. At the same time, the Adviser discussed with the Board and the Committee its continuing efforts to improve the investment performance of the Payden Value Leaders and the Payden U.S. Growth Leaders Funds, and its plans for achieving improvement going forward. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

4.  Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and

1  The Paydenfunds are the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Short Bond, Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden Corporate Bond, Payden High Income, Payden Tax Exempt Bond, Payden California Municipal Income, Payden Global Short Bond, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Value Leaders, Payden U.S. Growth Leaders and Payden Global Equity Funds.

Annual Report

Approval of Investment Advisory Agreement continued

expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

5.  Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of Paydenfunds enhanced the Adviser’s business reputation and name recognition.

Payden Mutual Funds

Approval of Investment Advisory Agreement continued

1.  Background

On June 15, 2010, the Board of Trustees of The Metzler/Payden Investment Group (the “M/P Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Metzler/Payden LLC (the “Adviser”), and the M/P Trust with respect to its mutual fund, the Metzler/Payden European Emerging Markets Fund (the “Fund”) for an additional year through June 30, 2011. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the M/P Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for the Fund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of the Fund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.  Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its shareholders.

3.  Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of the Fund compared to its respective peers and benchmark indices. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the M/P Trust for this purpose, which contained the Fund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) the Fund’s benchmark index. The Board and Committee concluded that under all the circumstances the short-term and long-term results for the Fund have been satisfactory. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

4.  Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for the Fund. They noted that the advisory fees and expenses for the Fund remain competitive with the advisory fees and expenses of its Peer Group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid to the Adviser by the Fund.

5.  Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based on that review, the Committee and the Board each concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

Annual Report

Trustees and Officers unaudited

	Position	Year		Funds	Other Directorships
Name & Address	with Fund	Elected	Principal Occupation(s)	Series	Held

333 S. Grand Avenue Los Angeles, CA 90071 Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	PRIG MPIG
Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, and Dean Emeritus and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles	PRIG MPIG
Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	PRIG	Director, Blue Shield of California; Director, Forest Lawn Memorial Park
Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University	PRIG	Director, Freemont Bank
Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	PRIG	Director, Badger Meter, Inc.; Director, Rockwell Collins
Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	PRIG	Director, Rose Hills Company; Director, Ameron International Corp.
Stender E. Sweeney	Independent Trustee	1992	Private Investor	PRIG	Director, Avis Budget Group, Inc.
Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	PRIG
Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel	PRIG
Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	PRIG
Scott J. Weiner	Interested Trustee	2002	Managing Principal and Director, Payden & Rygel	MPIG

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	PRIG
Scott J. Weiner	Chairman and President	2002	Managing Principal and Director, Payden & Rygel	MPIG
Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel	PRIG MPIG
Bradley F. Hersh	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel	PRIG MPIG
Frank Peter Martin	Executive Vice President	2002	Executive Vice President, Metzler/Payden, LLC; Managing Director Metzler Investment GmbH; Managing Director, Schroeders Investment Management GmbH	MPIG
Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel	PRIG MPIG
David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel	PRIG MPIG
Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel	PRIG MPIG

Additional information about the Trustees can be found in the SAI.

PRIG — Payden and Rygel Investment Group

MPIG — Metzler/Payden Investment Group

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are fund shares guaranteed. Investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on form n-Q. forms n-Q are available on the SEC’s web site at http://www.sec.gov or the fund’s forms n-Q may be reviewed and copied at the SEC’s public reference room in Washington D.C. Information regarding the operation of the SEC’s public reference room may be obtained by calling 1-800 SEC-0330.
To view the fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Short Bond Fund (PYSBX)
Payden U.S. Government Fund — Investor Class (PYUSX)
Payden U.S. Government Fund — Adviser Class (PYUWX)
Payden GNMA Fund — Investor Class (PYGNX)
Payden GNMA Fund — Adviser Class (PYGWX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Corporate Bond Fund (PYACX)
Payden High Income Fund — Investor Class (PYHRX)
Payden High Income Fund — Adviser Class (PYHWX)
» TAX EXEMPT BOND FUNDS
Payden Tax Exempt Bond Fund (PYTEX)
Payden California Municipal Income Fund (PYCRX)
» GLOBAL BOND FUNDS
Payden Global Short Bond Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
» U.S. EQUITY FUNDS
Payden Value Leaders Fund (PYVLX)
Payden U.S. Growth Leaders Fund (PUGLX)
» INTERNATIONAL EQUITY FUNDS
Payden Global Equity Fund (PYGEX)
Metzler/Payden European Emerging Markets Fund (MPYMX)
Payden Mutual Funds
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

PAYDEN/KRAVITZ Cash Balance Plan Fund Annual Report October 31,2010

Cash Balance Plan Fund

President’s Letter
Dear Fellow Shareholders,
As we mark the end of the year, we want to thank you for your continued confidence and support. We also want to welcome new shareholders for joining the Payden family of funds in 2010. We now have more shareholders than ever before and thank you for entrusting us with your investment capital.
The Payden/Kravitz Cash Balance Plan Fund is the first and only mutual fund designed exclusively for Cash Balance Plans. It is designed to offer Cash Balance Plan sponsors and their advisors access to a strategic investment solution. The Fund goes one step beyond current solutions by offering an institutionally managed investment strategy specifically developed for Cash Balance Plans with the convenience and ease of a mutual fund. The portfolio is a collection of strategies that Payden & Rygel has used successfully for clients over the past 26 years.
The Payden/Kravitz relationship draws upon the relative strengths of both Payden & Rygel and Kravitz, providing investors with a true one-step solution backed by global investment management capabilities and long-term investment perspective.
During 2008, 2009 and 2010, the Fund exceeded the required rate of return (the average yield of the 30-year Treasury for the previous December). Throughout the year, the Fund benefited from strong risk controls and a dedicated portfolio management team with decades of combined investment expertise. This dedication and knowledge will continue to be key factors in driving the return of the Fund.
We look forward to building a relationship and updating you with our progress in the future.
Best regards,

Joan A. Payden
CEO & Founder
Payden & Rygel

1

Management Discussion & Analysis
The fiscal year ended October 31, 2010 was underscored by declining interest rates, a flattening yield curve, and higher prices across most asset classes. Select domestic economic data showed signs of improvement, such as the stabilizing Gross Domestic Product growth and better-than-expected corporate profits. However, high unemployment and a cyclically low level of inflation remained a concern for market participants. To support its dual mandate of fostering growth and a stable level of inflation, the Federal Reserve Board announced its intention to reinvest holdings in maturing mortgage-backed securities into U.S. Treasury securities. This large-scale purchase plan caused yields to decline dramatically, with the yield on 2 Year U.S. Treasury securities lower by 0.57% and the yield on 5 Year U.S. Treasury securities lower by 1.17% over the past twelve months.
The shape of the yield curve flattened as the Federal Reserve Board kept front-end rates anchored and investors increased duration for yield advantage. Specifically, the spread between two and five-year U.S. Treasury securities narrowed 0.60%. As U.S. Treasury yields declined to historically low absolute levels, investors sought out the higher yields of other asset classes. Consequently, sectors such as investment-grade credit, high yield, and emerging markets outperformed relative to U.S. Treasuries.
The Payden/Kravitz Cash Balance Plan Fund is designed specifically for cash balance plans. Its objective is to earn the benchmark index return on a calendar year basis. The Fund selected the yield of the 30 Year U.S. Treasury Bond as its benchmark index return, which is the benchmark used by the majority of cash balance plans. For a given calendar year, the benchmark index return is equal to the average daily yield of the 30 Year U.S. Treasury Bond from December of the preceding year.
For the fiscal year ended October 31, 2010, the Fund’s Institutional Class (PKBIX) returned 4.24%, the Adviser Class (PKCBX) returned 4.02% and the Retirement Class (PKCRX) returned 3.78%. For the same time period, the return of the Fund’s benchmark was 4.22%.
The primary contributors to the Fund’s performance for the fiscal year were investment grade corporate bonds and non-agency mortgage debt. The Fund also used forward currency contracts to hedge currency exposure of foreign denominated bonds and to generate alpha. These trades modestly detracted to performance this year. Interest rates swaps and futures were used during the year as a means to add or decrease interest rate exposure to reflect tactical views on interest moves and to hedge interest rate exposure of cash bonds. The tactical trades added to performance, while the hedging strategy detracted from performance over the period.
Going forward, the Fund’s Adviser expects the credit market to continue to add value as low interest rates and strong fundamentals provide an income-focused environment.

2

Performance Summary (unaudited)
Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

		Annualized
Returns	1 Year	Since Inception

Institutional Class	4.24%	4.54%
Adviser Class	4.02%	4.30%
Retirement Class	3.78%	3.56%

Credit Quality - percent of value

AAA	31%
AA	7%
A	14%
BBB	22%
BB	6%
B or lower	20%

Portfolio Composition - percent of value

Corporate	67%
U.S. Treasury	20%
Mortgage Backed	6%
Other	7%

3

Schedule of Investments
October 31, 2010

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
Asset Backed (2%)
475,242	HSI Asset Securitization Corp. Trust, 0.31%, 5/25/37	$464
668,396	Residential Asset Mortgage Products Inc., 4.62%, 3/25/33	679

		1,143

Corporate (68%)
50,000	Abbott Laboratories, 5.60%, 5/15/11	51
145,000	Alliance One International Inc., 10.00%, 7/15/16	160
160,000	Ally Financial Inc., 7.50%, 12/31/13	173
235,000	American Express Credit Corp., 5.125%, 8/25/14	260
145,000	Ameristar Casinos Inc., 9.25%, 6/1/14	158
150,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (b)	159
350,000	Anheuser-Busch InBev Worldwide, 2.50%, 3/26/13	361
355,000	ANZ National International Ltd. 144A, 2.37%, 12/21/12 (b)	363
145,000	Aramark Corp., 8.50%, 2/1/15	153
130,000	AstraZeneca PLC, 5.40%, 9/15/12	142
200,000	Avis Budget Car Rental LLC, 7.625%, 5/15/14	206
270,000	Axis Bank Ltd. 144A, 4.75%, 5/2/16 (b)	270
100,000	B&G Foods Inc., 7.62%, 1/15/18	107
200,000	Banco do Brasil 144A, 4.50%, 1/22/15 (b)	212
255,000	Bank of American Corp., 3.70%, 9/1/15	257
50,000	Bank of New York Mellon Corp., 4.95%, 11/1/12	54
235,000	Bank of Nova Scotia, 2.25%, 1/22/13	242
2,900,000	Barclays Bank PLC, 0.00%, 1/20/11 EGP (d)	494
140,000	Bausch & Lomb Inc., 9.875%, 11/1/15	153
170,000	Baxter International Inc., 1.80%, 3/15/13	174
250,000	BB&T Corp., 3.375%, 9/25/13	265
160,000	Berry Plastics Corp., 8.25%, 11/15/15	169
130,000	Boeing Capital Corp., 6.50%, 2/15/12	140
220,000	Bottling Group LLC, 4.62%, 11/15/12	237
160,000	Boyd Gaming Corp., 7.75%, 12/15/12	162
535,000	Broadcom Corp. 144A, 2.37%, 11/1/15 (b)	541
145,000	Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14	153
145,000	Cablevision Systems Corp., 8.625%, 9/15/17	164
135,000	Campbell Soup Co., 6.75%, 2/15/11	138
150,000	Canadian National Resources Ltd., 4.90%, 12/1/14	169
160,000	Carrols Corp., 9.00%, 1/15/13	162
160,000	Case New Holland Inc., 7.75%, 9/1/13	176
100,000	Caterpillar Financial Services Corp., 5.75%, 2/15/12	107
140,000	Cellco Partnership, 5.25%, 2/1/12	148
150,000	Central Garden & Pet Co., 8.25%, 3/1/18	158
155,000	Charter Communications Operating LLC 144A, 8.00%, 4/30/12 (b)	166
140,000	Chevron Corp., 3.45%, 3/3/12	145
145,000	CHS/Community Health Systems Inc., 8.875%, 7/15/15	155
150,000	Cincinnati Bell Inc., 8.75%, 3/15/18	146
50,000	Cisco Systems Inc., 5.25%, 2/22/11	51
335,000	Citigroup Inc., 5.30%, 10/17/12	357
265,000	CIT Group Inc., 7.00%, 5/1/15	266
240,000	Coca-Cola Co., 3.625%, 3/15/14	259
140,000	Comcast Cable Communications LLC, 6.75%, 1/30/11	142
140,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	147
145,000	Constellation Brands Inc., 7.25%, 9/1/16	160
300,000	Corn Products International Inc., 3.20%, 11/1/15	308
160,000	Corrections Corp of America, 6.25%, 3/15/13	162
155,000	Costco Wholesale Corp., 5.30%, 3/15/12	165
145,000	Cox Communications Inc., 5.45%, 12/15/14	165
50,000	Credit Suisse New York, 6.00%, 2/15/18	56
200,000	Cricket Communications Inc., 9.375%, 11/1/14	210
160,000	CVS Caremark Corp., 5.75%, 8/15/11	166
240,000	Daimler Finance North America LLC, 5.87%, 3/15/11	245
117,000	DaVita Inc., 6.625%, 3/15/13	120
145,000	Del Monte Corp., 7.50%, 10/15/19	160
465,000	Devon Financing Corp. ULC, 6.875%, 9/30/11	490
220,000	Diageo Capital PLC, 5.20%, 1/30/13	241
370,000	DirecTV Holdings LLC, 4.75%, 10/1/14	407
245,000	Discovery Communications LLC, 3.70%, 6/1/15	262
145,000	Dish DBS Corp., 6.625%,10/1/14	154
145,000	Diversey Inc., 8.25%, 11/15/19	159
340,000	Dow Chemical Co., 4.85%, 8/15/12	361
50,000	Duke Energy Ohio Inc., 5.70%, 9/15/12	54
160,000	Elizabeth Arden Inc., 7.75%, 1/15/14	163
155,000	Exelon Corp., 4.90%, 6/15/15	171
150,000	Export-Import Bank of Korea, 5.875%, 1/14/15	168
225,000	Express Scripts Inc., 5.25%, 6/15/12	240
150,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	164
150,000	Fortune Brands Inc., 3.00%, 6/1/12	153
130,000	Gazprom OAO Via Morgan Stanley Bank AG, 9.625%, 3/1/13 (e)	149
215,000	General Electric Capital Corp., 1.87%, 9/16/13	218
250,000	General Electric Capital Corp., 6.125%, 2/22/11	254
130,000	General Mills Inc., 6.00%, 2/15/12	139
350,000	Georgia Power Co., 1.30%, 9/15/13	354
145,000	Georgia-Pacific LLC 144A, 7.125%, 1/15/17 (b)	157
130,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	143
50,000	Goldman Sachs Group Inc, 6.875%, 1/15/11	51
195,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	202
140,000	HCA Inc., 9.25%, 11/15/16	152
145,000	Hertz Corp., 8.875%, 1/1/14	150
90,000	Hewlett-Packard Co., 4.25%, 2/24/12	94
50,000	Hewlett-Packard Co., 5.25%, 3/1/12	53
145,000	Home Depot Inc., 5.40%, 3/1/16	167
103,000	Host Hotels & Resorts LP, 7.125%, 11/1/13	105
360,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	364
255,000	IASIS Healthcare LLC, 8.75%, 6/15/14	262
170,000	Icahn Enterprises LP, 7.75%, 1/15/16	176
240,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)	252
145,000	Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	163
145,000	Ingles Markets Inc., 8.875%, 5/15/17	161
130,000	International Business Machines Corp., 4.75%, 11/29/12	141
200,000	International Lease Finance Corp., 5.65%, 6/1/14	201
81,000	Iron Mountain Inc., 7.75%, 1/15/15	82
150,000	Jarden Corp., 7.50%, 5/1/17	160
350,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	355
140,000	JBS SA 144A, 10.50%, 8/4/16 (b)	159
50,000	John Deere Capital Corp., 7.00%, 3/15/12	54
50,000	Johnson & Johnson, 5.15%, 8/15/12	54
210,000	JPMorgan Chase & Co., 3.70%, 1/20/15	222
50,000	JPMorgan Chase & Co., 5.60%, 6/1/11	51
140,000	KazMunaiGaz Finance Sub. BV, 8.375%, 7/2/13 (e)	155
200,000	KB Home, 5.75%, 2/1/14	198
130,000	Kellogg Co., 6.60%, 4/1/11	133
325,000	KeyCorp, 6.50%, 5/14/13	358
235,000	Kraft Foods Inc., 5.25%, 10/1/13	261
235,000	Kroger Co., 6.75%, 4/15/12	254
150,000	Landwirtschaftliche Rentenbank, 3.12%, 7/15/15	161
160,000	Lennar Corp., 5.60%, 5/31/15	152
150,000	Libbey Glass Inc. 144A, 10.00%, 2/15/15 (b)	164
200,000	Liberty Media LLC, 5.70%, 5/15/13	207
200,000	Marina District Finance Co. Inc. 144A, 9.50%, 10/15/15 (b)	198
215,000	MassMutual Global Funding 144A, 0.79%, 9/27/13 (b)	215

See notes to financial statements.	4

Schedule of Investments

Principal		Value
or Shares	Security Description	(000)

245,000	Medtronic Inc., 3.00%, 3/15/15	$261
270,000	Metropolitan Life Global Funding 144A, 0.78%, 4/10/12 (b)	270
145,000	MetroPCS Wireless Inc., 9.25%, 11/1/14	153
240,000	MidAmerican Energy Holdings Co., 5.875%, 10/1/12	262
255,000	Morgan Stanley, 4.00%, 7/24/15	263
150,000	National Australia Bank Ltd. 144A, 0.77%, 1/8/13 (b)	150
145,000	Navistar International Corp., 8.25%, 11/1/21	160
245,000	NBC Universal Inc. 144A, 3.65%, 4/30/15 (b)	260
160,000	Nova Chemicals Corp., 8.375%, 11/1/16	176
150,000	NRG Energy Inc., 7.375%, 2/1/16	157
145,000	NRG Energy Inc., 8.50%, 6/15/19	156
330,000	NYSE Euronext, 4.80%, 6/28/13	361
220,000	Omnicare Inc., 6.875%, 12/15/15	227
50,000	Oracle Corp., 5.00%, 1/15/11	50
145,000	Penn National Gaming Inc., 8.75%, 8/15/19	161
200,000	Petroleos Mexicanos, 4.875%, 3/15/15	218
140,000	Petronas Capital Ltd., 7.00%, 5/22/12 (e)	152
100,000	Pfizer Inc., 4.45%, 3/15/12	105
150,000	Pinnacle Entertainment Inc., 8.75%, 5/15/20	151
145,000	Pinnacle Foods Finance LLC, 10.625%, 4/1/17	158
160,000	Plains Exploration & Production Co., 7.00%, 3/15/17	166
240,000	Potash Corp. of Saskatchewan Inc., 3.75%, 9/30/15	254
200,000	Prudential Financial Inc., 2.75%, 1/14/13	205
110,000	Prudential Financial Inc., 3.625%, 9/17/12	114
150,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	169
150,000	Qwest Communications International Inc., 7.50%, 2/15/14	154
170,000	Rabobank Nederland NV 144A, 3.20%, 3/11/15 (b)	179
190,000	Reynolds American Inc., 0.99%, 6/15/11	190
235,000	Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	266
141,000	Royal Bank of Canada, 5.65%, 7/20/11	146
165,000	Royal Caribbean Cruises Ltd., 6.875%, 12/1/13	178
200,000	RRI Energy Inc., 6.75%, 12/15/14	205
240,000	Safeway Inc., 5.80%, 8/15/12	259
200,000	Sally Holdings LLC, 9.25%, 11/15/14	211
150,000	SanDisk Corp., 1.50%, 8/15/17	147
150,000	Sealy Mattress Co., 8.25%, 6/15/14	153
350,000	Shell International Finance, 1.87%, 3/25/13	360
160,000	Smithfield Foods Inc., 7.00%, 8/1/11	166
145,000	Sprint Capital Corp., 8.375%, 3/15/12	156
155,000	SPX Corp., 7.625%, 12/15/14	173
200,000	Starwood Hotels & Resorts Worldwide Inc., 7.875%, 10/15/14	230
150,000	Steel Dynamics Inc. 144A, 7.62%, 3/15/20 (b)	162
260,000	SUPERVALU Inc., 7.50%, 11/15/14	263
355,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	365
155,000	Tesoro Corp., 6.625%, 11/1/15	157
210,000	Teva Pharmaceutical Finance LLC, 0.69%, 12/19/11	211
150,000	Time Warner Cable Inc., 5.40%, 7/2/12	161
250,000	Time Warner Inc., 3.15%, 7/15/15	262
190,000	Toyota Motor Credit Corp., 3.20%, 6/17/15	204
160,000	TransDigm Inc., 7.75%, 7/15/14	165
245,000	TRW Automotive Inc. 144A, 7.00%, 3/15/14 (b)	263
50,000	Unilever Capital Corp., 7.125%, 11/1/10	50
150,000	United States Steel Corp., 7.37%, 4/1/20	157
250,000	US Bancorp, 1.37%, 9/13/13	252
150,000	Valero Energy Corp., 4.50%, 2/1/15	161
325,000	Veolia Environnement, 5.25%, 6/3/13	355
240,000	Viacom Inc., 4.375%, 9/15/14	261
50,000	Vodafone Group PLC, 5.50%, 6/15/11	52
360,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	363
175,000	Vornado Realty LP, 4.25%, 4/1/15	182
157,000	Wachovia Corp., 5.30%, 10/15/11	164
120,000	Wal-Mart Stores Inc., 2.87%, 4/1/15	128
235,000	Walgreen Co., 4.875%, 8/1/13	261
130,000	Walt Disney Co., 6.375%, 3/1/12	140
135,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	148
160,000	Westpac Banking Corp. 144A, 0.84%, 4/8/13 (b)	160
170,000	Westpac Banking Corp., 2.25%, 11/19/12	174
155,000	Windstream Corp., 8.125%, 8/1/13	171
190,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	192
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	173
260,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	265
160,000	Wyeth, 6.95%, 3/15/11	164
200,000	Yale University, 2.90%, 10/15/14	214
200,000	Yankee Acquisition Corp., 8.50%, 2/15/15	209

		36,218

FDIC Guaranteed (0%)
70,000	JPMorgan Chase & Co., 1.65%, 2/23/11	70
Foreign Government (1%)
100,000	Republic of Ghana, 8.50%, 10/4/17 (e)	116
100,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	106

		222

Foreign Government Guaranteed (0%)
165,000	Societe Financement de l’Economie Francaise 144A, 2.00%, 2/25/11 (b)	166
Mortgage Backed (6%)
68,129	Banc of America Commercial Mortgage Inc., 5.18%, 9/10/47	68
37,636	Credit Suisse First Boston Mortgage Securities Corp., 4.30%, 7/15/36	38
267,099	GS Mortgage Securities Corp., 5.51%, 4/10/38	270
338,129	HSBC Home Equity Loan Trust, 0.36%, 3/20/36	337
342,909	LB-UBS Commercial Mortage Trust 6.653%, 11/15/2027	346
457,559	MLCC Mortgage Investors, Inc., 4.75%, 2/25/36	424
426,485	Morgan Stanley Mortgage Loan Trust, 3.03%, 1/25/35	317
630,025	WaMu Mortgage Pass rough Certificates, 5.43%, 6/25/37	469
664,040	WaMu Mortgage Pass rough Certificates, 5.64%, 7/25/37	454
721,684	WaMu Mortgage Pass rough Certificates, 5.98%, 10/25/36	670

		3,393

U.S. Government Agency (1%)
400,000	FHLMC, 0.87%, 10/28/13	403
U.S. Treasury (20%)
350,000	U.S. Treasury Note, 0.875%, 2/28/11 (g)	351
940,000	U.S. Treasury Bill, 0.14%, 11/12/10 (c)	940
4,170,000	U.S. Treasury Bill, 0.12%, 1/13/11 (c)	4,169
5,320,000	U.S. Treasury Bill, 0.16%, 4/14/11 (c)	5,316

		10,776

Total Bonds (Cost-$51,042)		52,391

Common Stocks (Cost-$675) (1%)
1,000	Chipotle Mexican Grill, Inc. (f)	210
4,600	Philip Morris International Inc.	269
8,100	Verizon Communications Inc.	263

		742

Exchange Traded Fund (Cost-$201) (1%)
5,300	SPDR Barclays Capital High Yield Bond	217
Investment Company (Cost-$852) (2%)
852,158	Payden Cash Reserves Money Market Fund *	852

Total (Cost-$52,770) (a) (102%)		54,202

Liabilities in excess of Other Assets (-2%)		(872)

Net Assets (100%)		$53,330

*	Affiliated investment

5	See notes to financial statements.

Schedule of Investments
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities in (000s):

Unrealized appreciation	$1,460
Unrealized depreciation	(28)

Net unrealized appreciation	$1,432

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.

(d)	Par in foreign currency.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Non-income producing security.

(g)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.
Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
11/18/10	Australian Dollar (Buy 244)	Royal Bank	$18
12/16/10	Australian Dollar (Buy 253)	BNP Paribas	16
12/22/10	Canadian Dollar (Buy 533)	Morgan Stanley	7
11/16/10	Mexican New Peso (Buy 2,820)	Royal Bank	8
12/21/10	New Taiwan Dollar (Buy 15,180)	Barclays	16
1/28/11	Philippine Peso (Buy 8,060)	Barclays	1
1/28/11	Singapore Dollar (Buy 519)	Morgan Stanley	2
12/21/10	South Korean Won (Buy 136,000)	Barclays	4
1/20/11	Swiss Franc (Buy 529)	RBC Capital	4

			$76

Liabilities:
11/18/10	Euro (Sell 170)	Royal Bank	$(13)
12/16/10	Euro (Sell 192)	BNP Paribas	(2)
1/20/11	Euro (Sell 387)	RBC Capital	(5)
1/24/11	Euro (Sell 771)	State Street	(22)
1/28/11	Indonesian Rupiah (Buy 2,377,000)	HSBC	(2)
12/21/10	Malaysian Ringgit (Buy 1,490)	Morgan Stanley	—

			$(44)

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

29	U.S. Treasury 2 Year Note Future	Dec-10	$6,380	$(21)
43	U.S. Treasury 5 Year Note Future	Dec-10	5,228	(45)

				$(66)

Open Swap Contracts

			Notional	Unrealized
	Fund	Expiration	Principal	(Depreciation)
Contract Type	(Pays)	Date	(000s)	(000s)

Liabilities:
Interest Rate Swap	(1.12)%	Jan-12	$10,000	$(118)
Federal Republic of Germany Credit Default Swap	(0.25)%	Jun-15	1,000	(8)
French Republic Credit Default Swap	(0.25)%	Jun-15	1,000	(2)

				$(128)

See notes to financial statements.	6

Statement of Assets & Liabilities
October 31, 2010
Numbers in 000s

Payden/Kravitz
Cash Balance
Plan Fund
ASSETS:
Investments, at value (cost $51,918)	$53,350
Affiliated investments, at value (cost $852)	852
Unrealized appreciation on forward currency exchange contracts (Note 2)	76
Receivable for:
Interest and dividends	498
Investments sold	30
Forward currency contracts (Note 2)	252
Other assets	20

Total Assets	55,078

LIABILITIES:
Payable for:
Investments purchased	815
Fund shares redeemed	656
Futures	15
Swaps	128
Forward currency contracts	44
Accrued expenses:
Administration fees (Note 3)	7
Distribution fees (Note 3)	9
Trustee fees and expenses	1
Other liabilities	73

Total Liabilities	1,748

NET ASSETS	$53,330

NET ASSETS:
Paid in capital	$51,351
Undistributed net investment income	772
Undistributed net realized gains from investments	(63)
Net unrealized appreciation from:
Investments	1,238
Translation of assets and liabilities in foreign currencies	32

NET ASSETS	$53,330

Net Asset Value Per Share

	Institutional Class	Adviser Class	Retirement Class
Net Assets	$15,611	$33,881	$3,838
Outstanding shares of beneficial interest	1,452	3,164	367
NET ASSET VALUE — offering and redemption price per share in whole dollars	$10.75	$10.71	$10.46

7	See notes to financial statements.

Statement of Operations
Period ended October 31, 2010
Numbers in 000s

Payden/Kravitz
Cash Balance
Plan Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,530
Dividend income	15

Investment Income	1,545

EXPENSES:
Investment advisory fees (Note 3)	427
Administration fees (Note 3)	58
Shareholder servicing fees	37
Distribution fees (Note 3)	72
Custodian fees	21
Transfer agent fees	38
Registration and filing fees	40
Trustee fees and expenses	4
Printing and mailing costs	61
Legal fees	2
Publication expense	1
Pricing fees	16
Fund accounting fees	37
Insurance	2
Audit fees	24

Gross Expenses	840
Expense subsidy (Note 3)	(284)

Net Expenses	556

Net Investment Income	989

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	193
Foreign currency transactions	(46)
Futures contracts	(230)
Swap contracts	(202)
Change in net unrealized appreciation (depreciation) from:
Investments	1,119
Translation of assets and liabilities in foreign currencies	27
Futures contracts	(15)
Swap contracts	(128)

Net Realized and Unrealized Gains (Losses)	718

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,707

See notes to financial statements.	8

Statements of Changes in Net Assets

For the periods ended October 31st Numbers in 000s

	2010	2009 (1)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$989	$218
Net realized gains (losses) on investments	(285)	196
Change in net unrealized appreciation/(depreciation)	1,003	265

Change in Net Assets Resulting from Operations	1,707	679

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(68)	(30)
Adviser Class	(129)	(57)
Retirement Class	(7)
Net realized gains from investments:
Institutional Class	(31)	(13)
Adviser Class	(60)	(34)
Retirement Class	(3)

Change in Net Assets from Distributions to Shareholders	(298)	(134)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	8,365	6,440
Adviser Class	19,970	10,772
Retirement Class	2,930	830
Reinvestment of distributions:
Institutional Class	99	43
Adviser Class	179	91
Retirement Class	10
Cost of fund shares redeemed:
Institutional Class	(2,480)	(862)
Adviser Class	(5,397)	(837)
Retirement Class	(17)

Change in Net Assets from Capital Transactions	23,659	16,477

Total Change in Net Assets	25,068	17,022

NET ASSETS:
Beginning of period	28,262	11,240

End of period	$53,330	$28,262

Accumulated net investment income	$772	$192

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	883	336

Institutional Class
Shares sold	795	626
Shares issued in reinvestment of distributions	10	4
Shares redeemed	(236)	(83)

Change in shares outstanding	569	547

Outstanding shares at end of period	1,452	883

Outstanding shares at beginning of period	1,753	782

Adviser Class
Shares sold	1,913	1,044
Shares issued in reinvestment of distributions	17	9
Shares redeemed	(519)	(82)

Change in shares outstanding	1,411	971

Outstanding shares at end of period	3,164	1,753

Outstanding shares at beginning of period	82	—

Retirement Class
Shares sold	286	82
Shares issued in reinvestment of distributions	1	—
Shares redeemed	(2)	—

Change in shares outstanding	285	82

Outstanding shares at end of period	367	82

Purchase of investments (excluding government)	$57,921	$10,127
Sale of investments (excluding government)	22,196	6,342
Purchase of government securities	16,817	7,735
Sale of government securities	18,095	4,313

(1)	The Fund’s Retirement Class commenced operations on April 6, 2009.

9	See notes to financial statements.

Notes to Financial Statements
October 31, 2010
1. ORGANIZATION AND RELATED MATTERS
The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its seventeen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other sixteen Funds are contained in a separate report.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. Each Fund’s financial statements are prepared in accordance with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities Valuation
Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies.
Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.
Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.
Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established by the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of the Fund’s holdings, and (2) the significant event occurs after the close of the market on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market.
Concentration of Risk
Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

10

Notes to Financial Statements (con’t)
Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.
Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security, using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.
Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.
Forward Currency Contracts
The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contacts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date, or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Futures Contracts
The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.
The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

11

Swap Contracts
The Fund entered into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract. For interest rate swaps the Fund and the counterparty have agreed to exchange interest payments based on a notional principal amount.

Fund Pays	Fund Receives	Counterparty

1.12%	3M LIBOR	UBS Warburg
The Fund entered into credit default swaps for a variety of reasons, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of certain issuers, or to create exposure to certain issuers to which it is not otherwise exposed. For credit default swaps, the counterparty has agreed to receive from the Fund an annuity premium based on a notional principal amount. The annuity premium is paid until a credit event relating to the security occurs or until the agreement expires. If a credit event does occur, the counterparty will pay the Fund the difference between the notional amount at par and the recovery value.

Reference Obligation	Fund Pays	Counterparty

Federal Republic of Germany, 6%, 6/20/16	0.25%	Royal Bank of Scotland
Government of France, 4.25%, 4/25/19	0.25%	Royal Bank of Scotland
Derivatives and Hedging
The following tables show the Fund’s exposure to different types of market risk as it relates to the statement of assets and liabilities and the statement of operations.
The Fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related contingent features in derivative agreements.
Statement of Assets and Liabilities
Fair Values of Derivative Instruments (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities

Interest rate[1,4,5]	$—	$(184)
Credit[5]	—	(10)
Foreign currency[2,3]	76	(44)

Total	$76	$(238)

[1]	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures.

[2]	Receivable for forward currency contracts.

[3]	Payable for forward currency contracts.

[4]	Receivable for swap contracts.

[5]	Payable for swap contracts.

12

Notes to Financial Statements (con’t)
The Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)

		Forward Currency
Underlying risk	Futures[6]	Contracts[7]	Swaps[8]	Total

Foreign exchange	$—	$(41)	$—	$(41)
Interest rate	(230)	—	(202)	(432)

Total	$(230)	$(41)	$(202)	$(473)

[6]	Net realized gains (losses) from futures contracts.

[7]	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.

[8]	Net realized gains (losses) from swap contracts.
The Effect of Derivative Instruments on the Statement of Operations
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)

		Forward Currency
Underlying risk	Futures[9]	Contracts[10]	Swaps[11]	Total

Interest rate	$(15)	$—	$(128)	$(143)
Foreign exchange	—	27	—	27

Total	$(15)	$27	$(128)	$(116)

[9]	Change in net unrealized appreciation (depreciation) from futures contracts.

[10]	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).

[11]	Change in net unrealized appreciation (depreciation) from swap contracts.
During the period ended October 31, 2010, the average value of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity

2%	3%	49%	0%
Collateral
Futures contracts, options, and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. The Fund is required to segregate sufficient assets to cover any potential loss.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
Federal Income Taxes
It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2010, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.
The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital. The preceding two and the tax year ended October 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities.

13

Affiliated Investment
The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated Funds for the period is disclosed in the statement of operations.

Value				Value
October 31, 2009	Purchase	Sales	Dividends	October 31, 2010

$206,343	$207,297,632	$206,651,817	$198	$852,158
Custodian Credits
The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the statement of operations.
Other
Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.
3. RELATED PARTY TRANSACTIONS
Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.
Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the institutional class, 1.50% for the adviser class, and 1.75% for the retirement class of average daily net assets on an annualized basis.
The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).
The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. the amount $621,692 ($55,973 for 2008, $281,427 for 2009, and $284,292 for 2010) is not considered a liability of the Fund, and therefore is not recorded as a liability in the statement of assets and liabilities, but will be recognized as net expense in the statement of operations as expense previously deferred in future periods, if expense limits permit.
Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.
The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the adviser class at an annualized rate of 0.25% and of the retirement class at an annualized rate of 0.50%.
Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.
Indemnifications
Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

14

Notes to Financial Statements (con’t)
4. FAIR VALUE
Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments. (Fixed Income-Asset Backed, Corporate, Government, Mortgage Backed and U.S. Government Agency, Equity-Common Stocks, Exchange Traded Funds and Investment Company).
In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. is ASU adds new disclosures about the amounts and reason for significant transfers in and out of Level 1 and Level 2 as well as inputs and valuation techniques used to measure fair value that fall in either Level 2 or Level 3, and information on purchases, sales, issuance and settlement on a gross basis in the reconciliation of activity in Level 3. The ASU is effective for fiscal years beginning after December 15, 2009 and December 15, 2010. Management adopted the portions effective for the current period and is evaluating the impact adoption will have on the Fund’s financial statement disclosures for portions effective in future periods. There were no significant transfers between levels, which required disclosure.

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total

Common Stock	$742						$742
Exchange Traded Funds	217						217
Asset Backed			$1,143				1,143
Corporate			36,218				36,218
Government			11,234				11,234
Mortgage Backed			3,393				3,393
U.S. Government Agency			403				403
Investment Company	852						852

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total

Other Financial Instruments (1)
Foreign Exchange			$76	$(44)			$32
Futures		$(66)					(66)
Swaps				(128)			(128)

(1)	Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.

15

5. FEDERAL INCOME TAXES (AMOUNTS IN 000s)
For Federal income tax purposes the Fund had capital loss carry forwards at year end in the amount of $85, which expire in 2018. The carry forwards are available to offset future capital gains, if any.
The tax character of distributions paid during the fiscal year ended October 31st is as follows:

2010		2009
Ordinary	Long Term	Ordinary	Long Term
Income	Capital Gains	Income	Capital Gains

$298	$—	$—	$—
At October 31, 2010, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

Net Unrealized
Cost of Investments	Gross Unrealized	Gross Unrealized	Appreciation
Federal Income Tax	Appreciation on	Depreciation on	(Depreciation) on
Purposes	Investments	Investments	Investments

$52,770	$1,460	$28	$1,432
At October 31, 2010, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

Undistributed	Undistributed			Net Unrealized
Ordinary and Tax	Realized Long Term	Capital Loss		Appreciation	Total Distributable
Exempt Income	Capital Gains	Carryforwards	Distributions Payable	(Depreciation)	Earnings

$772	$—	$(85)	$—	$1,292	$1,979
6. SUBSEQUENT EVENTS
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

16

Financial Highlights
For the share outstanding for the periods ended October 31st

	2010	2009	2008
Net asset value — beginning of period	$10.42	$10.06	$10.00

Income (loss) from investment activities:
Net investment income	0.22	0.13	0.01
Net realized and unrealized gains (losses)	0.21	0.34	0.05

Total from investment activities	0.43	0.47	0.06

Distributions to shareholders:
From net investment income	(0.07)	(0.07)
From net realized gains	(0.03)	(0.04)

Total distributions to shareholders	(0.10)	(0.11)	0.00

Net asset value — end of period	$10.75	$10.42	$10.06

Total return	4.24%	4.71%	0.60%	(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$15,611	$9,199	$3,379
Ratio of gross expense to average net assets	1.98%	2.86%	7.17%	(2)
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	(2)
Ratio of investment income less gross
expenses to average net assets	1.99%	(0.12%)	(5.05%)	(2)
Ratio of net investment income to average net assets	2.72%	1.49%	0.87%	(2)
Portfolio turnover rate	141%	124%	16%	(1)

___________
The class commenced operations on September 22, 2008.

Adviser Class

Net asset value — beginning of period	$10.40	$10.05	$10.00

Income (loss) from investment activities:
Net investment income	0.19	0.11	0.01
Net realized and unrealized gains (losses)	0.22	0.35	0.04

Total from investment activities	0.41	0.46	0.05

Distributions to shareholders:
From net investment income	(0.07)	(0.07)
From net realized gains	(0.03)	(0.04)

Total distributions to shareholders	(0.10)	(0.11)	0.00

Net asset value — end of period	$10.71	$10.40	$10.05

Total return	4.02%	4.54%	0.50%	(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$33,881	$18,233	$7,861
Ratio of gross expense to average net assets	2.24%	3.13%	6.98%	(2)
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	(2)
Ratio of investment income less gross
expenses to average net assets	1.74%	(0.46%)	(4.85%)	(2)
Ratio of net investment income to average net assets	2.48%	1.17%	0.63%	(2)
Portfolio turnover rate	141%	124%	16%	(1)

The class commenced operations on September 22, 2008.

(1)	Not annualized

(2)	Annualized
17
See notes to financial statements.

Financial Highlights
For the share outstanding for the periods ended October 31st

	2010	2009
Retirement Class

Net asset value — beginning of period	$10.18	$10.00

Income (loss) from investment activities:
Net investment income	0.14	(0.01)
Net realized and unrealized gains (losses)	0.24	0.19

Total from investment activities	0.38	0.18

Distributions to shareholders:
From net investment income	(0.07)
From net realized gains	(0.03)

Total distributions to shareholders	(0.10)	0.00

Net asset value — end of period	$10.46	$10.18

Total return	3.78%	1.80%	(1)

Ratios/supplemental data:
Net assets, end of period	$3,838	$830
Ratio of gross expense to average net assets	2.51%	3.56%	(2)
Ratio of net expense to average net assets	1.75%	1.75%	(2)
Ratio of investment income less gross
expenses to average net assets	1.69%	(2.09%)	(2)
Ratio of net investment income to average net assets	2.45%	(0.28%)	(2)
Portfolio turnover rate	141%	124%	(1)

The class commenced operations on April 6, 2009.

(1)	Not annualized

(2)	Annualized
See notes to financial statements.
18

Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of the Payden & Rygel Investment Group
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the portfolios constituting the Payden & Rygel Investment Group (the “Trust”), as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
December 29, 2010

19

Fund Expenses (unaudited)
Understanding Your Fund’s Expenses
Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.
Actual Expenses
The table below is useful in estimating actual expenses paid during the period ended October 31, 2010. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.
Hypothetical Expenses
The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2010 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

		Value		Annual	Expenses
	Value	October 31,	6-Month	Expense	Paid During
	May 1, 2010	2010	Return	Ratio	the Period

Institutional Class
Actual	$1,000.00	$1,015.10	1.51%	1.25%	$6.35
Hypothetical	1,000.00	1,018.90	1.89%	1.25%	6.36

Adviser Class
Actual	$1,000.00	$1,014.20	1.42%	1.50%	$7.62
Hypothetical	1,000.00	1,017.64	1.76%	1.50%	7.63

Retirement Class
Actual	$1,000.00	$1,012.60	1.26%	1.75%	$8.88
Hypothetical	1,000.00	1,016.38	1.64%	1.75%	8.89

20

Approval of Investment Advisory Agreement
1. Background
On June 15, 2010, the Board of Trustees of the Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Payden/Kravitz Investment Advisers LLC (the “Adviser”), and the P&R Trust with respect to the P&R Trust’s Payden/Kravitz Cash Balance Plan Fund (the “Fund”) for an additional year through June 30, 2011. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for the Fund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of the Fund and its shareholders.
In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the matters discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.
2. Nature, Extent and Quality of Services
The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.
3. Investment Results
At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. The Board and Committee concluded that the results for the Fund have been satisfactory. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.
4. Advisory Fees and Total Expenses
The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.
5. Adviser Profitability and Indirect Benefits
     The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

21

Trustees and Officers

	Position	Year
Name and Address	with Fund	Elected	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue Los Angeles, CA 90071 Trustees (1)

W.D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	Trustee, the Metzler/Payden Investment Group

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Dean Emerita and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles	Trustee, the Metzler/Payden Investment Group

Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	Director, Blue Shield of California; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University	Director, Freemont Bank

Andrew J. Policano	Independent Trustee	2008	Dean, the Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, and CCO, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel
Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees

22

THIS PAGE INTENTIONALLY LEFT BLANK

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.
To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

**» PAYDEN/KRAVITZ CASH BALANCE PLAN FUND**

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKBIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)

ITEM 2.	CODE OF ETHICS
Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT
At its meeting on December 20, 2010, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., Thomas V. McKernan and Stender E. Sweeney, each of whom is an independent Trustee of the registrant, are audit committee financial experts for the registrant.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees:
Fiscal year ending October 31, 2010: $457,250
Fiscal year ending October 31, 2009: $453,250
(b) Audit-Related Fees:
Fiscal year ending October 31, 2010: $0
Fiscal year ending October 31, 2009: $0
(c) Tax Fees — For preparation of the annual tax returns (state and Federal) for each Fund:
Fiscal year ending October 31, 2010: $81,600
Fiscal year ending October 31, 2009: $100,800
(d) All Other Fees:
Fiscal year ending October 31, 2010: $0
Fiscal year ending October 31, 2009: $9,350
(e)(l) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.
(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Aggregate Non-Audit Fees:
Fiscal year ending October 31, 2010: $81,600 Item 4(c))
Fiscal year ending October 31, 2009: $110,150 (Item 4(c))

(h) In the fiscal years ending October 31, 2010 and October 31, 2009, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS
Included as a part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS
(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group
By:	/s/ JOAN A. PAYDEN
JOAN A. PAYDEN
CHAIRMAN AND CEO

Date: December 29, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group
By:	/s/ BRIAN W. MATTHEWS
BRIAN W. MATTHEWS
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: December 29, 2010